UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
(Amendment No.  )

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☒	Definitive Proxy Statement
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CMS ENERGY CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CMS ENERGY CONSUMERS ENERGY
2024 COMBINED PROXY STATEMENT

CMS ENERGY WORLD CLASS PERFORMANCE
DELIVERING

HOMETOWN SERVICE

CMS ENERGY CORPORATION
CONSUMERS ENERGY COMPANY
NOTICE OF VIRTUAL ANNUAL MEETINGS OF SHAREHOLDERS
To Shareholders of CMS Energy Corporation and Consumers Energy Company:
The CMS Energy Corporation (“CMS”) Virtual Annual Meeting of Shareholders and the Consumers Energy Company (“Consumers”) Virtual Annual Meeting of Shareholders (collectively “Annual Meeting”) will be held concurrently on Friday, May 3, 2024, at 11:45 a.m., Eastern Time. There will be no physical location for shareholders to attend. Shareholders may participate online by logging in at virtualshareholdermeeting.com/CMS2024 for CMS shareholders and at virtualshareholdermeeting.com/CMSPB2024 for Consumers shareholders.
ITEMS OF BUSINESS:

For Both CMS and Consumers Shareholders:	Board of Directors Recommendation
Elect the 11 Director Nominees, Named in the Accompanying Proxy Statement, to the Board of Directors	FOR EACH
Approve, on an Advisory Basis, Executive Compensation	FOR
Ratify the Appointment of Independent Registered Public Accounting Firm	FOR
Transact such other business as may properly come before the Annual Meeting and any adjournment or postponement
For CMS Shareholders only:	Board of Directors Recommendation
Approve an Amendment to the CMS Restated Articles of Incorporation to Eliminate Supermajority Vote Requirements	FOR
All shareholders of record at the close of business on March 5, 2024, are entitled to receive notice of and vote at the Annual Meeting. Whether or not you plan to attend the Annual Meeting, you can vote prior to the meeting by Internet, telephone, proxy card or voting instruction form. We encourage you to exercise your right to vote. All shares of Consumers common stock held by CMS (99.6% of the voting shares of Consumers) will be voted for the proposed Director nominees, thus assuring their election as Directors of Consumers, as well as in accordance with other recommendations of the Consumers’ Board of Directors.
This year’s Annual Meeting will be a virtual meeting. A virtual meeting enables increased shareholder attendance and participation, improves efficiency and reduces costs. By visiting proxyvote.com, you will be able to submit your questions prior to the Annual Meeting. You may attend the Annual Meeting, submit questions and electronically vote your shares at the Annual Meeting from any location around the world with internet connectivity.
By Order of the Boards of Directors,
Melissa M. Gleespen
Vice President, Corporate Secretary and
Chief Compliance Officer
CMS Energy Corporation
Consumers Energy Company
March 21, 2024
Important Notice Regarding the Availability of Proxy Materials for
the Annual Meeting of Shareholders to be Held on May 3, 2024.
This Proxy Statement and Annual Report to Shareholders are available at
materials.proxyvote.com/125896 for CMS and
materials.proxyvote.com/210518 for Consumers.

Proxy Statement

TABLE OF CONTENTS		PAGE
Proxy Statement Summary		1
Proxy Statement		3
Our Commitment to Sustainability		3
6	DE&I Strategy & Movement Stands
Proposal 1: Elect the Director Nominees, Named in this Proxy Statement, to the Board of Directors		9
Corporate Governance		22
22	Governance Guidelines and Materials
22	Board of Directors
22	Board Leadership Structure
23	Risk Oversight
23	Cybersecurity Oversight
23	Political Contribution Oversight
24	Public Responsibility and Sustainability Oversight
25	Shareholder Engagement
25	Board Communication Process
26	Identification of Director Candidates
27	Director Candidate Qualifications
27	Board Refreshment
27	Director Independence
28	Director Service on Other Public Company Boards
28	CMS Majority Voting Standard
28	Director Education
28	Board, Committee and Director Evaluations
30	Board and Committee Information
32	Compensation Risk
32	Codes of Ethics
33	Related Party Transactions
33	No Pledging or Hedging
34	Management Succession Planning
34	Directors’ Compensation
Beneficial Ownership		36
Compensation Discussion and Analysis		38
38	Executive Summary

PROXY STATEMENT SUMMARY

Meeting Information:	Record Date: March 5, 2024
May 3, 2024 • 11:45 a.m. ET
Virtual Meeting at	Proxy Materials Released: March 21, 2024
virtualshareholdermeeting.com/CMS2024
virtualshareholdermeeting.com/CMSPB2024
The terms “Corporation,” “we,” “our,” “us” and other representations as used in this proxy statement (the “Proxy Statement”) generally refer to both CMS Energy Corporation (“CMS”) and its principal subsidiary, Consumers Energy Company (“Consumers”).
This summary highlights information contained elsewhere in this Proxy Statement and does not contain all of the information that you should consider. We encourage you to read this entire Proxy Statement carefully before voting.

Proposals	CMS Shareholders	Consumers Shareholders	Board Recommendation	Page Reference
Elect the Director Nominees, Named in this Proxy Statement, to the Board of Directors	X	X	FOR EACH	9
Approve, on an Advisory Basis, Executive Compensation	X	X	FOR	77
Ratify the Appointment of Independent Registered Public Accounting Firm	X	X	FOR	81
Approve an Amendment to the CMS Restated Articles of Incorporation to Eliminate Supermajority Vote Requirements	X		FOR	82
How to Vote

Online:	You can vote your shares online by following the instructions on your proxy card, voting instruction form or Notice of Availability of Proxy Materials (“Notice of Availability”).

Telephone:	You can vote your shares by telephone by requesting a printed copy of the Proxy Materials and following the instructions on your proxy card or voting instruction form.

Mail:	You can vote your shares by mail by requesting a printed copy of the Proxy Materials and signing, dating and mailing in the proxy card or voting instruction form.

Attend:	You can vote your shares electronically by attending and voting at the virtual Annual Meeting.

CMS ENERGY 2024 PROXY STATEMENT	1

Nominees
Name	Age	Gender or Ethnic Diversity	Director Since (# of Years)	Independent	Committee Memberships
					Audit	Compensation and Human Resources	Finance	Governance, Sustainability and Public Responsibility	Executive
Jon E. Barfield	72	•	2005 (19)	Yes		X		X
Deborah H. Butler	69	•	2015 (9)	Yes	X		X
Kurt L. Darrow	69		2013 (11)	Yes		Chair		X	X
Ralph Izzo	66		2023 (1)	Yes	X		X
Garrick J. Rochow	49		2020 (3)	No
John G. Russell, Chairman	66		2010 (14)	Yes					Chair
Suzanne F. Shank	62	•	2019 (5)	Yes	X		X
Myrna M. Soto	55	•	2015 (9)	Yes	X			Chair	X
John G. Sznewajs	56		2015 (9)	Yes	X		Chair		X
Ronald J. Tanski	71		2019 (5)	Yes		X	X
Laura H. Wright	64	•	2013 (11)	Yes	Chair		X		X

> 66 years: **6**
Average
64 years
61 – 65 years: **2**
< 60 years: **3**

Age

8 – 11 years: **5**
Average
9 years
> 12 years: **2**
< 3 years: **2**
4 – 7 years: **2**

Tenure

CMS ENERGY 2024 PROXY STATEMENT	2

PROXY STATEMENT
While CMS and Consumers are established, operated and regulated as separate legal entities, CMS and Consumers have the same individuals serving as members on each Board of Directors and each Board Committee and have adopted coordinated Director and executive compensation arrangements and plans as well as auditing relationships. Although in certain contexts in this Proxy Statement the terms “we” and “our” refer to each of CMS and Consumers and satisfy their respective disclosure obligations, this Combined Proxy Statement is separately filed by CMS and Consumers. Information in this Combined Proxy Statement relating to each individual registrant is filed by such registrant on its own behalf. Unless specifically noted, singular references to “Board,” “Committee,” “Corporation” and “Annual Meeting” refer to both CMS and Consumers.
Website references throughout this Proxy Statement are provided for convenience only, and the content on the referenced websites is not incorporated by reference into this Proxy Statement.
OUR COMMITMENT TO SUSTAINABILITY
Externally, many stakeholders look at our business through the lens of sustainability. Sustainability considerations that are material to our business are alive in our purpose, our culture, our people, our strategy and our executive compensation.
Our Chief Executive Officer (“CEO”), Garrick Rochow has said, “As our Company’s leader, I intend to bring our purpose — world-class performance delivering hometown service — to life.” Our plans are outlined below.
LEADING THE CLEAN ENERGY TRANSFORMATION. Leading this transformation is the opportunity of our generation. We are proud of our pledge to deliver zero-coal, net zero carbon and renewable energy for our customers, investors and planet. Our success in this important work depends on innovating as well as partnering with customers to use energy wisely with energy efficiency and demand response programs. The best part? We get to lead the clean energy transformation for our customers, investors, state and the planet!
DELIVERING EXCELLENCE. Our tradition of performance excellence is a legacy that we plan to continue. That legacy is grounded in our commitment to our lean operating system, the "CE Way", which helps us serve customers better every day. As we move into the future, we plan to add deeper automation and analytics to our operating system to help our frontline co-workers serve with pride. Beyond how we work, our commitment to excellence applies to our valuable and strong relationship with our unionized workforce – and our stand that every day should be a safe day for all our co-workers.
ADVANCING OUR CULTURE. We work every day to create an environment where the contributions of all are heard and valued, and everyone knows they belong.
All of the operational metrics we use to determine executive incentive compensation are sustainability metrics. They are significant to our business and quantifiable. In 2023, our operational metrics included safety, culture index (employee empowerment, employee engagement and Diversity, Equity and Inclusion (“DE&I”)), customer experience, electric reliability, cost reductions through waste elimination and methane reduction.
Connecting the dots between our internal activities and external stakeholder expectations is the focus of our sustainability communication efforts. We participate in a voluntary industry initiative, coordinated by the Edison Electric Institute and the American Gas Association, to provide the public, our customers and shareholders uniform and consistent sustainability-related metrics. We participate in the annual CDP (formerly known as the Carbon Disclosure Project) Climate and Water Reports. Our Climate Assessment Report and Methane Reduction Plan are also great tools for outlining our sustainability activities. All of these reports, our various reporting indexes, scorecards and our policies, such as those related to human rights, labor rights workforce, biodiversity, waste management, safety, environmental, greenhouse gas and water use can be found on our website at cmsenergy.com/sustainability/default.aspx.

CMS ENERGY 2024 PROXY STATEMENT	3

Planet Highlights
•Plan to end coal-fueled generation in 2025
•Net Zero Carbon Emissions Goal for Consumers electric business by 2040
•Net Zero Methane Emissions Goal for Consumers natural gas delivery system by 2030
•Sustainability Report
•Biodiversity Report
•Waste and Landfill Avoidance Report
•Climate Change Risk, Vulnerability and Resiliency Report
People Highlights
•Employees paid fairly and competitively. We monitor our pay practices annually for competitiveness and for potential bias through several measures designed to identify inequities. We are committed to making sure our employees are fairly compensated for the work they do.
•Human Rights Policy
•Safety Policy
•Labor Rights Policy - We acknowledge the right of our employees to associate freely and bargain collectively, in compliance with federal and state laws
•Diverse Board of Directors
•Chief Diversity Officer and Vice President of Community Affairs
•CEO pledged to take action to advance diversity and inclusion in the workplace through the CEO Action for Diversity and Inclusion™ coalition
•Business Employee Resource Groups lead our diversity initiatives
Governance Highlights
•91% of our Director Nominees are Independent
•100% Independent Directors on Audit, Compensation, Finance and Governance Committees
•Annual election of all Directors and Presiding Director annually elected by Independent Directors
•Annual Advisory Say-on-Pay Vote
•Independent Directors meet regularly in Executive Session
•Codes of Business Conduct and Ethics and Corporate Governance Principles
•Strong Board and Management Succession Planning Process
•Stock Ownership Guidelines for Directors and Executive Officers
•Directors and Officers prohibited from pledging or hedging our stock
•Proxy Access
•Proactive shareholder engagement
•Annual Board and Committee self-evaluations
•Individual Director peer evaluations
•Chairman of Board is separate from the CEO

CMS ENERGY 2024 PROXY STATEMENT	4

The Importance of Our Culture
Our success and ability to live our purpose starts with an intentional culture, built around our cultural mindset. Our cultural mindset is intended to guide the actions and behaviors of all employees, allowing everyone to work safely to serve our customers and our communities.
Our Cultural Values:

Caring: We embody care, love and joy with our co-workers, our customers, our planet and our work.
Empowered: We empower every employee to make decisions that benefit our triple bottom line: people, planet, profit.
Deliberate: We prioritize, plan and execute in accordance with our standards in a world-class way.
Agility: We anticipate change and create new solutions.
Ownership: We hold ourselves personally accountable to exceed our commitment to our triple bottom line: people, planet, profit.

The actions of our employees are what makes CMS and Consumers unique. An intentional focus on our culture allows employees to thrive and succeed in an environment where their voices are heard and their contributions matter.
As part of our continued effort to ensure the culture is present in everything we do, our culture index is the primary metric to ensure we are creating an environment where all workgroups can succeed. This index is comprised of 12 questions we ask our co-workers that are focused on empowerment, engagement and DE&I. By focusing on these aspects, we are better able to address co-worker concerns holistically and create an environment where everyone can succeed.

CMS ENERGY 2024 PROXY STATEMENT	5

DE&I Strategy & Movement Stands
Our DE&I mission is to build and sustain a world-class, inclusive workforce and customer experience by embedding DE&I into everything we do. Every area of the Corporation will continue building DE&I standards and processes in their work. To achieve this, we are leveraging our DE&I Movement Stands, which we launched in 2022. Our DE&I Movement Stands represent our multi-year, measurable aspirations in the areas of culture, talent, philanthropy and supplier diversity. We use a clear measure of success for each area, which our Executive DE&I Council (the “Council”) monitors. The Council, chaired by our CEO, is driving organizational change by tracking our progress with measurable action plans. The Council includes our Senior Vice Presidents and has established measurable DE&I metrics and goals through 2028.
Our Culture Stand: We work in our company and our communities to value people of all backgrounds
•Embedding DE&I into our culture focuses on educating our co-workers and leaders, including company-wide DE&I awareness training, and highlighting opportunities where they can contribute to creating an inclusive environment in which everyone can feel they belong.
DE&I AWARENESS TRAINING. In 2021, we launched a from-the-top learning model for our co-workers, starting with our leaders, and achieved 100% unconscious bias training completion for anyone with a direct report. In 2022, we started providing all co-workers DE&I awareness training, to support our commitment to 100% unbiased training. As of the beginning of 2024, one third of the organization has completed this training. We are setting common expectations and norms about all things DE&I. By training all co-workers in core DE&I concepts — such as the roles unconscious bias plays in our personal and professional relationships and decision-making — we are building DE&I as an integral part of our work experience.
BUSINESS EMPLOYEE RESOURCE GROUPS. We have close to 2,000 co-workers engaged in our Business Employee Resource Groups (“BERGs”) where each embrace differences to improve our working relationships and deliver better results for us and our customers. All seven BERGs are employee-led, raising new ideas that will lead to a greater sense of belonging by all.
DE&I CHAMPION PROGRAM. This program, comprised of exempt and union co-workers, strives to create safe spaces within any DE&I program and helps bring core concepts to life at all organizational levels. The program aims to advance belonging by leading grassroots communication efforts, creating and promoting opportunities for involvement, identifying and addressing gaps, solving problems and providing continuous learning and development for the workforce. Today this program leads our company-wide DE&I awareness training for all co-workers and peer-to-peer conversations. These conversations, especially within our union family, are a critical step in setting common expectations and norms for all while building a solid foundation that makes DE&I an integral part of our Corporation.
CANDID CONVERSATIONS. We invite all our co-workers to company-wide conversations through all-hands townhalls, BERG events and monthly DE&I Office Hours. An avenue is also available for any co-worker to seek one-on-one time with our DE&I consultants outside of group sessions. We enhance the co-worker experience by inviting external speakers with unique perspectives. We are focused on leaning into difficult conversations, working through discomfort by listening to understand not respond and embracing our differences to deliver better results for our company and our customers.
Our Talent Stand: We expect every future and current employee to have an equitable opportunity to succeed
•As one of Michigan’s largest employers, we seek to build a world-class, inclusive workforce that better reflects our community. Creating a diverse and inclusive workforce expands beyond strategic

CMS ENERGY 2024 PROXY STATEMENT	6

sourcing to the processes we use in our full employee lifecycle (e.g. hiring, promoting, developing and succession planning).
DIVERSE HIRING COMMITTEES AND CANDIDATE SLATES. We expect every future and current co-worker to have an equitable opportunity to succeed. Our practices include diverse hiring committees and candidate slates for every position posted. The members of our hiring committees receive training on equitable hiring practices.
CAREER BOOTCAMPS FOR HIRING SUCCESS. We are creating a pipeline to become an employer of choice for underrepresented communities in high demand occupations. Our bootcamps are designed to springboard participants to a successful career. In partnership with trade schools and the Utility Military Assistance Program, our Michigan Gas Boot Camp openly recruits current Michigan National Guard members, Reservists and Honorably Discharged military veterans. The program is designed to provide the requisite skills and knowledge needed for a successful career within the gas utility sector. Participants who successfully complete our bootcamps are employed with Consumers as entry-level Gas Lines Construction Laborers.
Our Supplier Diversity Stand: We will double our spend with diverse suppliers, reaching first quartile by 2024
▪We continue maturing our diverse supplier program by building a framework that enables high quality, long-term success. We believe a vibrant and diverse supplier network increases competition, strengthens innovation and ultimately benefits our customers’ pocketbooks. Together, we are a force of change and that is why in 2019 we committed to doubling our spend with diverse businesses by 2024. We achieved this target one year ahead of schedule, in 2023, but our work is not done.
EXPANDING OUR REACH. Our aim is to inspire innovation and drive economic prosperity. That is why we actively engage with diverse-supplier organizations nationally and in Michigan. Together we connect, support and develop minority-, women-, LGBTQ-, disability- and veteran-owned suppliers. Our program will include an expanded diverse supplier network in the years ahead, validating certification of diverse vendors and Enhanced Tier II reporting for suppliers of our suppliers.
Our Philanthropy Stand: We create equitable, sustainable change to support social justice initiatives throughout Michigan and the communities we serve
•We have been giving back to Michigan for decades, helping local communities grow and thrive through the Consumers Foundation (the “Foundation”). As a force of change, we donated $15 million through charitable giving between 2021 and 2023 specific to organizations focused on creating equitable, sustainable change through social justice initiatives.
INCUBATING PEOPLE OF COLOR-OWNED BUSINESSES. The Foundation seeded the start of the New Community Transformation Fund, a $25 million venture capital fund aimed at driving a more diverse economy in Grand Rapids, Michigan. The group will invest between $250,000 to $500,000 in second-stage, people of color-owned companies involved in advanced manufacturing, food and agribusiness, e-commerce and information technology, life sciences and finance technology as well as legacy and transitioning succession businesses. One of the largest investments in the Foundation’s history, the commitment to diversity demonstrates our unwavering belief that West Michigan’s continued success must be collective and inclusive of everyone.
SUPPORTING DE&I IN LOCAL COMMUNITIES. In 2022, the Foundation invested $100,000 to support five community foundations across Michigan which are directly working with local organizations actively engaged in DE&I initiatives to expand grassroots opportunities. The initiative resulted in great success, resulting in a 2023 expansion investing $200,000 to support ten community foundations. Community foundations are uniquely positioned to identify inequities that exist in their communities and direct funds to make the biggest

CMS ENERGY 2024 PROXY STATEMENT	7

impact. Our success is defined by driving measurable outcomes with our community partners. We maintain a focus on social justice, including impacts based on race, gender, environment, veterans, LGBTQ, ability/disability, socioeconomic status and other facets of diversity. Our commitment to equitable and sustainable change aims to strengthen the communities we serve, including investments in diverse businesses and in people with unique perspectives, strategies and spheres of influence.
VOLUNTEERING FOR OUR COMMUNITIES. Our co-workers mobilize into volunteer engines to deliver on our purpose for the people of Michigan – not just with dollars but with our people in our communities where we live, work and play. In 2023, 1,070 unique co-worker volunteers achieved 40,364 hours of service and generated $1.28 million in economic impact as a result of this time. Together, we can continue being a force of change – advocating for justice in our communities.
2023 Recognitions
•Continued recognition from nationally renowned DE&I publications
•Recipient of the Secretary of Defense Employer Freedom Award, the highest recognition given by the U.S. Government to employers supporting employees in the Guard and Reserve
•14th overall for US Fortune 500 companies and the top US utility within the religious equity, diversity and inclusion index
We will continue our DE&I efforts with our customers, co-workers, communities and investors. Our comprehensive DE&I strategy is designed to allow us to place the right focus on all aspects of diversity and create a company that is inclusive of all ideas in the pursuit of the best outcome.

CMS ENERGY 2024 PROXY STATEMENT	8

PROPOSAL 1:
ELECT THE DIRECTOR NOMINEES, NAMED IN THIS PROXY STATEMENT, TO THE BOARD OF DIRECTORS
There are 11 nominees for election as Directors of CMS and Consumers, to hold office until the next annual meeting of shareholders and until their successors are elected and qualified. The Board believes that the nominees will be available to serve, but in the event any nominee is unable to do so, the proxies will be voted for a substitute nominee designated by the Board or the number of Directors constituting the full Board will be reduced accordingly.
All of the nominees are currently serving as Directors. All 11 nominees have accepted their nomination and agree to serve if elected. Ralph Izzo was appointed to the Board in May 2023, and is standing for election for the first time at the 2024 Annual Meeting. One current Board member, William D. Harvey, is not standing for re-election to the Board, having reached the retirement age, as stated in our Amended and Restated Corporate Governance Principles. The Board thanks Harvey for his dedicated service to CMS and Consumers. Consequently, effective as of the 2024 Annual Meeting, the size of the Board will be reduced by one member for a total of 11 members.
The following table identifies the balance of experience, skills and qualifications that the nominees bring to the Board. The skills and qualifications that are marked below are reviewed by the Governance, Sustainability and Public Responsibility Committee (“Governance Committee”) and the Board when making nomination decisions and reviewing Board succession planning and the fact that a particular skill or qualification is not designated does not mean nominees do not also possess the specific experience or qualification. The table below illustrates how the Board is well-positioned to provide direction and oversight with respect to our overall performance, strategic direction and significant corporate policies.

	Barfield	Butler	Darrow	Izzo	Rochow	Russell	Shank	Soto	Sznewajs	Tanski	Wright	Percentage of Total Board
Core Competencies
Senior Leadership	•	•	•	•	•	•	•	•	•	•	•	100%
Finance, Accounting or Financial Reporting	•	•	•	•	•	•	•	•	•	•	•	100%
Regulatory Environment/Governmental Affairs	•	•	•	•	•	•	•	•	•	•	•	100%
Risk Management	•	•	•	•	•	•	•	•	•	•	•	100%
Customer Experience	•	•	•		•	•	•	•			•	73%
Information Technology/ Safety and Security		•		•	•	•		•	•	•	•	73%
Utility Experience				•	•	•				•		36%
Strategic Planning and Governance	•	•	•	•	•	•	•	•	•	•	•	100%
Sustainability and Environmental	•	•	•	•	•	•		•	•	•	•	91%
DE&I	•		•	•		•	•	•	•			64%
Human Resources and Executive Compensation	•	•	•	•		•	•	•	•	•	•	91%
Supply Chain		•	•						•			27%
Lean		•	•		•			•	•			45%
Demographics and Board Tenure
Self-identified	a	b					a b	a b c			b	45%
Board Tenure (Yrs.)	19	9	11	1	3	14	5	9	9	5	11	9 years average tenure
Age (as of 2023 Annual Meeting)	72	69	69	66	49	66	62	55	56	71	64	64 years average age
a.Race/Ethnic Diversity
b.Female
c.LGBTQ

CMS ENERGY 2024 PROXY STATEMENT	9

Core Competencies have an impact on our purpose, which is measured by our "triple bottom line" of people, planet and profit, underpinned by performance.
Core Competencies and Relevance to CMS and Consumers
Senior Leadership	Senior Leadership experience is important to understanding and overseeing our complex organization and empowering employees through individual growth and development.
Finance, Accounting or Financial Reporting	Finance, Accounting or Financial Reporting experience is important in overseeing our financial management and capital allocation, as well as ensuring accurate financial reporting processes and robust controls.
Regulatory Environment/ Governmental Affairs
Regulatory Environment/Governmental Affairs experience is important in understanding the regulated nature of the utility industry, providing insight and perspective in working constructively and proactively with governmental agencies and helping shape public policy initiatives and regulation/legislation.

Risk Management	Risk Management experience is important to oversee our robust enterprises risk management program and mitigate key risks to the Corporation.
Customer Experience	Customer Experience is important as we focus on meeting customer expectations and transforming the customer experience, including mobile and digital experiences.
Information Technology/ Safety and Security
Information Technology/Safety and Security experience is important in overseeing the enhancement and security of our business and operational systems (both physical and cyber), including information security, data privacy, cybersecurity, customer experience, financial systems and internal and grid operations.

Utility Experience
Utility Experience is important in understanding the technical nature of our business and to help inform our views on utility-related matters, such as energy markets and economics, technology, renewable energy, electric and gas transmission and distribution, public policy and safety.

Strategic Planning and Governance
Strategic Planning and Governance experience is important in order to define and drive strategic direction (including safety and DE&I) and growth and oversee our operations as well as contributing to the Board's understanding of best practices in corporate governance matters.

Sustainability and Environmental
We place the highest priority on the health, safety and inclusion of our workforce and protection of our customers, assets, communities and the environment; therefore, Sustainability and Environmental experience is important to manage our sustainability practices, including environmental, social and governance matters and continue our commitment to improving our environmental performance and reducing the potential negative impacts of our operations.

DE&I
We embed DE&I into everything we do. Therefore, DE&I experience is important in overseeing our DE&I journey of building and sustaining a world-class, inclusive workforce and customer experience for the betterment of our co-workers, customers and communities.

Human Resources and Executive Compensation	Human Resources and Executive Compensation experience is important to ensure our ability to recruit, retain and develop key talent essential to our operations.
Supply Chain	Supply Chain experience is important in overseeing our supply chain management, to help ensure we have sufficient supplies for world-class performance delivering hometown service and understanding how regulations and other factors impact the supply chain.
Lean
Lean experience is important to improve safety, quality, cost, delivery and morale simultaneously by using a systematic approach to clearly define problems and solve them closest to the customer and drive improved performance, enhanced organizational focus and a culture of continuous improvement while pursing waste elimination.

Diverse Attributes	Diverse Attributes support our commitment to diversity and inclusion through age, ethnicity, gender, race and other diverse characteristics and contribute to and support informed decision making.

CMS ENERGY 2024 PROXY STATEMENT	10

The name, age and business experience of each nominee follows, as well as a description of the specific experience, qualifications and core competencies of each nominee that led to the Board’s conclusion that such nominee should serve as Director.

Jon E. Barfield	Experience:
AGE: 72 DIRECTOR SINCE: August 2005 GENDER: Male PRONOUNS: He/Him/His RACE: Black or African American
Jon E. Barfield has served since 2012 as president and chief executive officer of LJ Holdings Investment Company LLC, a private investment company. In March 2012, he retired from Bartech Group, Inc. (“Bartech”) where he served since 1981 as president and from 1995 to March 2012 as chairman and president of this industry-leading professional services firm, with headquarters in Southfield, Michigan, delivering talent management, business process outsourcing and managed services provider solutions to Global 1,000 firms. Bartech managed the daily work assignments for more than 120,000 associates and more than $4.7 billion in annual procurement for major employers around the world, making Bartech (now owned by Impellam Group, PLC) one of the largest talent acquisition and managed service provider firms in the United States.

Skills and Qualifications:

Barfield brings to the Board legal knowledge and experience, having practiced corporate and securities law at Sidley Austin LLP. His qualifications to serve as a Director stem primarily from his experiences as a senior leader, and his varied service as a Director with considerable experience regarding legal risk oversight and risk management, financial reporting, attracting and retaining key talent and related human resources experience, corporate governance, customer service and marketing and mergers and acquisitions. Prior to 2019, Barfield served as a Director of Dow Jones, Inc., Motorola Mobility, BMC Software, National City Corporation, Blue Cross Blue Shield of Michigan and Good Technology Corporation. He served for many years as chairman of the audit committee of the Princeton University Board of Trustees.

Core Competencies:

•Senior Leadership
•Finance, Accounting or Financial Reporting
•Regulatory Environment/Governmental Affairs
•Risk Management
•Customer Experience
•Strategic Planning and Governance
•Sustainability and Environmental
•DE&I
•Human Resources and Executive Compensation

CMS ENERGY 2024 PROXY STATEMENT	11

Deborah H. Butler	Experience:
AGE: 69 DIRECTOR SINCE: January 2015 GENDER: Female PRONOUNS: She/Her/Hers RACE: White	Deborah H. Butler retired in October 2015 as the executive vice president of planning and chief information officer of Norfolk Southern Corporation (“Norfolk Southern”), which is engaged in the rail transportation of raw materials, intermediate products and finished goods. Butler joined Norfolk Southern in 1978 and served in positions of increasing responsibility in operations until being named assistant vice president transportation customer service in 2000 and vice president customer services in 2002, a position she held until her appointment as executive vice president in 2007.

Skills and Qualifications:
Butler’s qualifications for service on the Board include her extensive experience in operations, leadership, customer service, sustainability and environment, safety, regulatory environment, strategic planning and information technology derived from her varying roles at Norfolk Southern. Butler serves as chairman of the board of Patriot Rail Company LLC and as an independent member of the board of Ports America. She previously served as chairman of the board of Thoroughbred Technology and Telecommunications, LLC, a Norfolk Southern subsidiary, and previously served as a board member of TTX Company, Inc., which provides railcars and related freight car management services to the North American rail industry.

Core Competencies:

•Senior Leadership
•Finance, Accounting or Financial Reporting
•Regulatory Environment/Governmental Affairs
•Risk Management
•Customer Experience
•Information Technology/Safety and Security
•Strategic Planning and Governance
•Sustainability and Environmental
•Human Resources and Executive Compensation
•Supply Chain
•Lean

CMS ENERGY 2024 PROXY STATEMENT	12

Kurt L. Darrow	Experience:
AGE: 69 DIRECTOR SINCE: November 2013 GENDER: Male PRONOUNS: He/Him/His RACE: White
Kurt L. Darrow retired in April 2021 as the president and chief executive officer of La-Z-Boy Incorporated (“La-Z-Boy”), an integrated furniture retailer and manufacturer. Darrow joined La-Z-Boy in 1979, and served in positions of increasing responsibility, including president of La-Z-Boy Residential, its largest division. Darrow served as a board member of La-Z-Boy from 2003 to 2022 and as chairman from 2011 to 2022.

Skills and Qualifications:

Darrow’s qualifications for service on the Board include his extensive public company experience spanning more than 40 years, and his thorough strategic, marketing and leadership experience and customer orientation derived from his varying roles at La-Z-Boy. Darrow is a member of the Business Leaders for Michigan, a non-profit executive leadership organization, and serves on its executive committee. He serves as a member of the ProMedica Board of Trustees and was previously chairman of the ProMedica Monroe Regional Hospital Board of Trustees. Darrow is a former chairman of the American Home Furnishings Alliance and continues to serve as Director emeritus.

Core Competencies:

•Senior Leadership
•Finance, Accounting or Financial Reporting
•Regulatory Environment/Governmental Affairs
•Risk Management
•Customer Experience
•Strategic Planning and Governance
•Sustainability and Environmental
•DE&I
•Human Resources and Executive Compensation
•Supply Chain
•Lean

CMS ENERGY 2024 PROXY STATEMENT	13

Ralph Izzo	Experience:
AGE: 66 DIRECTOR SINCE: May 2023 GENDER: Male PRONOUNS: He/Him/His RACE: White
Ralph Izzo retired in September 2022 as the Chairman, President and CEO of Public Service Enterprise Group Incorporated (“PSEG”), a publicly traded diversified energy holding company, a position he held from April 2007. He served from September 2022 until December 2022 as Executive Chair of PSEG. He was PSEG’s president and chief operating officer and a member of the Board of Directors from October 2006 until his appointment as Chairman, President and CEO. Previously, Izzo was president and chief operating officer of Public Service Electric and Gas Company (“PSE&G”), an operating subsidiary of PSEG. Izzo joined PSE&G in 1992 and held several executive positions within the PSEG family of companies. He currently serves on the Board of Directors of Ovintiv Inc. and The Bank of New York Mellon Corporation.

Skills and Qualifications:

Izzo is qualified to serve on the Board based on the knowledge and experience acquired throughout his more than 30 years in the electric and gas business. Izzo is on the Board of Directors of Argonne National Lab and TerraPower, a nuclear innovation company. He currently serves as a member of the U.S. Department of Energy’s Fusion Energy Sciences Advisory Committee, on the Board of Trustees of the Liberty Science Center and on the Boards of Directors of The Community FoodBank of New Jersey and the New Jersey Performing Arts Center, for which he also serves on the Executive Committee. He previously served as the chair of the Nuclear Energy Institute and on the Board of Directors for the Edison Electric Institute, Nuclear Electric Insurance Limited and the New Jersey Chamber of Commerce. Izzo is on the advisory board for the University of Pennsylvania’s School of Engineering and Applied Sciences Mechanical Engineering and Applied Mechanics Department, a member of the Board of Trustees of the Peddie School and Princeton University’s Andlinger Center for Energy and the Environment Advisory Council, as well as a member of the Visiting Committee for the Department of Nuclear Engineering at Massachusetts Institute of Technology and the Columbia University School of Engineering Board of Visitors.

Core Competencies:

•Senior Leadership
•Finance, Accounting or Financial Reporting
•Regulatory Environment/Governmental Affairs
•Risk Management
•Information Technology/Safety and Security
•Utility Experience
•Strategic Planning and Governance
•Sustainability and Environmental
•DE&I
•Human Resources and Executive Compensation

CMS ENERGY 2024 PROXY STATEMENT	14

Garrick J. Rochow	Experience:
AGE: 49 DIRECTOR SINCE: December 2020 GENDER: Male PRONOUNS: He/Him/His RACE: White
Garrick J. Rochow has served since December 2020 as president and chief executive officer of CMS and Consumers. From July 2016 through November 2020, he was responsible for the company’s electric and natural gas distribution and transmission operations, generation and compression operations, regulatory compliance, planning and scheduling and operations performance. Prior to that role, he served in a variety of leadership positions across the business as Consumers’ senior vice president of distribution and customer operations and as vice president of customer experience, rates and regulation and quality and chief customer officer after serving as vice president of energy delivery.

Skills and Qualifications:

Rochow is qualified to serve on the Board based on his more than 20 years of experience and knowledge gained in the utility industry. He has extensive utility knowledge, including 19 years with CMS. The Board benefits from Rochow’s prior leadership roles within the company. He currently serves on the board of the American Gas Association and Edison Electric Institute, as well as the boards and executive committees of Business Leaders for Michigan and The Right Place. He also serves on the boards of Priority Health, New Community Transformation Fund, West Michigan Policy Forum and Grand Rapids Economic Club.

Core Competencies:

•Senior Leadership
•Finance, Accounting or Financial Reporting
•Regulatory Environment/Governmental Affairs
•Risk Management
•Customer Experience
•Information Technology/Safety and Security
•Utility Experience
•Strategic Planning and Governance
•Sustainability and Environmental
•Lean

CMS ENERGY 2024 PROXY STATEMENT	15

John G. Russell	Experience:
AGE: 66 DIRECTOR SINCE: May 2010 CHAIRMAN SINCE: May 2016 GENDER: Male PRONOUNS: He/Him/His RACE: White
John G. Russell served from May 2010 to July 2016 as president and chief executive officer of CMS and Consumers. Prior to that he served from October 2004 to May 2010 as president and chief operating officer of Consumers, he served from December 2001 to July 2004 as executive vice president and president and chief executive officer-electric of Consumers and from July 2004 to October 2004 as executive vice president and president-electric and gas of Consumers. He serves on the board of Hubbell Incorporated.

Skills and Qualifications:

Russell is qualified to serve on the Board based on the knowledge and experience acquired throughout his more than 30 years with Consumers. He has in-depth knowledge of all aspects of the utility. His vast experience within the regulated utility industry, hands-on experience and the leadership positions he has held have provided him with a perspective from which the Board greatly benefits. Russell serves on the Board of Directors of Grand Valley University Foundation and also serves as chairman of The Russell Family Foundation. Russell previously served as a Director on the boards of Grand Valley State University, Business Leaders for Michigan, The Right Place, Inc., the Michigan Chamber of Commerce, the American Gas Association and Edison Electric Institute.

Core Competencies:

•Senior Leadership
•Finance, Accounting or Financial Reporting
•Regulatory Environment/Governmental Affairs
•Risk Management
•Customer Experience
•Information Technology/Safety and Security
•Utility Experience
•Strategic Planning and Governance
•Sustainability and Environmental
•DE&I
•Human Resources and Executive Compensation

CMS ENERGY 2024 PROXY STATEMENT	16

Suzanne F. Shank	Experience:
AGE: 62 DIRECTOR SINCE: January 2019 GENDER: Female PRONOUNS: She/Her/Hers RACE: Black or African American	Suzanne F. Shank has served since 1996 as president and chief executive officer and a co-founder of Siebert Williams Shank & Co., LLC, (formerly Siebert Cisneros Shank & Co., LLC), a full-service investment banking and financial services company that managed or co-managed over $2 trillion in municipal bond, corporate bond and equity transactions. Prior to her financial services career, Shank was a structural engineer for General Dynamics. She currently serves on the boards of Rocket Companies, Inc. and White Mountains Insurance Group, Ltd. Shank previously served on the board of American Virtual Cloud Technologies, Inc.

Skills and Qualifications:

Shank brings over 30 years of experience in the financial services industry, including extensive experience developing strategies for new business growth nationally and managing financial, operational and regulatory matters. She currently serves as the Chair of the Skillman Foundation and as a Director of the Detroit Regional Chamber and Global Citizen. Shank also serves as the Vice-Chair of the Spelman College Board of Trustees and on the Wharton Graduate Advisory Board and the Kresge Foundation Board of Trustees. She is also a member of the International Women’s Forum.

Core Competencies:

•Senior Leadership
•Finance, Accounting or Financial Reporting
•Regulatory Environment/Governmental Affairs
•Risk Management
•Customer Experience
•Strategic Planning and Governance
•DE&I
•Human Resources and Executive Compensation

CMS ENERGY 2024 PROXY STATEMENT	17

Myrna M. Soto	Experience:
AGE: 55 DIRECTOR SINCE: January 2015 GENDER: Female PRONOUNS: She/Her/Hers RACE: Hispanic, Latinx or Spanish Origin
Myrna M. Soto is the CEO of Apogee Executive Advisors, which she founded in 2021. Apogee Executive Advisors is a boutique advisory firm focused on providing strategic consulting and advisory services in the areas of Technology Risk, CyberSecurity, Technology Integrations, Venture Capital & Private Equity Investments and Enterprise Risk Management. From March 2020 through May 2021, she served as the chief strategy and trust officer of Forcepoint (a cybersecurity technology provider). At Forcepoint she provided leadership in Forcepoint’s growth and strategy. Prior to joining Forcepoint, she served from March 2019 through May 2020 as the chief operating officer of Digital Hands (a Managed CyberSecurity Services Provider). Since March 2019, she has been a venture advisor for ForgePoint Capital (formerly known as Trident Capital Cybersecurity) (“ForgePoint”), a venture capital firm investing exclusively in early-stage cybersecurity companies and has served as a partner at ForgePoint since April 2018. From August 2015 through April 2018, she served as the senior vice president and global chief information security officer of Comcast Corporation (“Comcast”), which operates as a worldwide media and technology company. Soto served from 2009 to August 2015 as senior vice president and chief infrastructure and information security officer at Comcast. Soto was responsible for the alignment and development of cyber and data security strategies and policies. Soto currently serves on the board of Spirit Airlines, Inc., Popular, Inc. and TriNet Group, Inc.

Skills and Qualifications:

Soto brings 30 years of focused information technology and security experience from a variety of industries, including financial services, hospitality, insurance and risk management and gaming and entertainment. She previously served as Vice Chairman and executive committee board member of the Hispanic IT Executive Council and as a member of the Board of Trustees of Cabrini College. Soto serves on a number of privately held organizations most of which are Technology and Cybersecurity focused.

Core Competencies:

•Senior Leadership
•Finance, Accounting or Financial Reporting
•Regulatory Environment/Governmental Affairs
•Risk Management
•Customer Experience
•Information Technology/Safety and Security
•Strategic Planning and Governance
•Sustainability and Environmental
•DE&I
•Human Resources and Executive Compensation
•Lean

CMS ENERGY 2024 PROXY STATEMENT	18

John G. Sznewajs	Experience:
AGE: 56 DIRECTOR SINCE: July 2015 GENDER: Male PRONOUNS: He/Him/His RACE: White
John G. Sznewajs is a Partner at Shore Capital ("Shore"), a Chicago-based private equity fund. He is a Partner in the Industrials Platform at Shore where he oversees the strategy and investments in industrial services and manufacturing companies. He served from 2007 until May 2023 as the vice president and chief financial officer of Masco Corporation ("Masco"), which operates as a global leader in design, manufacture and distribution of branded building products. Sznewajs was responsible for strategic and operational financial functions and also had oversight of information technology. Sznewajs also served as the treasurer of Masco from 2005 until 2016.

Skills and Qualifications:

In addition to his financial expertise, Sznewajs has 25 years of experience in business and corporate development. His extensive background and knowledge in financial matters, which he has gained over his career, along with in-depth experience in enterprise-wide strategy, qualify him to serve on the Board. He serves as Director and treasurer of the Detroit Zoological Society and on the board of Teach for America - Detroit.

Core Competencies:

•Senior Leadership
•Finance, Accounting or Financial Reporting
•Regulatory Environment/Governmental Affairs
•Risk Management
•Information Technology/Safety and Security
•Strategic Planning and Governance
•Sustainability and Environmental
•DE&I
•Human Resources and Executive Compensation
•Supply Chain
•Lean

CMS ENERGY 2024 PROXY STATEMENT	19

Ronald J. Tanski	Experience:
AGE: 71 DIRECTOR SINCE: November 2019 GENDER: Male PRONOUNS: He/Him/His RACE: White
Ronald J. Tanski served as president and chief executive officer of National Fuel Gas Company (“National Fuel”), a diversified energy company from March 2013 through his retirement on July 1, 2019. Tanski joined National Fuel as an attorney in 1979 and served in positions of increasing responsibility during his career. Tanski continues to serve as a Director of National Fuel.

Skills and Qualifications:

Tanski brings more than 40 years’ experience in both the regulated and non-regulated gas business. Having begun his career as an attorney with National Fuel, the Board benefits from his legal knowledge and experience. Tanski was a member of the American Gas Association and the Interstate Natural Gas Association of America (“INGAA”), having served as INGAA’s chair. He previously served on the board of managers of the Buffalo Museum of Science.

Core Competencies:

•Senior Leadership
•Finance, Accounting or Financial Reporting
•Regulatory Environment/Governmental Affairs
•Risk Management
•Information Technology/Safety and Security
•Utility Experience
•Strategic Planning and Governance
•Sustainability and Environmental
•Human Resources and Executive Compensation

CMS ENERGY 2024 PROXY STATEMENT	20

Laura H. Wright	Experience:
AGE: 64 DIRECTOR SINCE: February 2013 GENDER: Female PRONOUNS: She/Her/Hers RACE: White
Laura H. Wright retired from Southwest Airlines Co. (“Southwest”) in 2012 as senior vice president of finance and chief financial officer, positions she had held since July 2004. During her 25-year career with Southwest, she held various positions, including vice president of finance and treasurer, treasurer, assistant treasurer and other financial roles. Southwest is based in Dallas, Texas, and is engaged in the operation of passenger airlines that provide scheduled air transportation in the United States. Until 2020, she consulted under GSB Advisory LLC, which she founded in 2012, to provide interim executive and financial management to growth and non-profit companies. Wright currently serves as a board member of TE Connectivity Ltd., Spirit AeroSystems Holdings, Inc. and Joby Aviation, Inc. Until 2019, she served as a trustee of Pebblebrook Hotel Trust.

Skills and Qualifications:
As an active certified public accountant in the state of Texas, the Board benefits from Wright’s extensive technical expertise and experience in financial accounting and reporting, corporate finance and risk management. She has extensive experience working in a consumer-oriented business environment. Prior to Southwest, Wright was a manager with Arthur Young & Co. in Dallas.

Core Competencies:

•Senior Leadership
•Finance, Accounting or Financial Reporting
•Regulatory Environment/Governmental Affairs
•Risk Management
•Customer Experience
•Information Technology/Safety and Security
•Strategic Planning and Governance
•Sustainability and Environmental
•Human Resources and Executive Compensation

The CMS and Consumers Boards recommend a vote for the election of each Director nominee named above.

CMS ENERGY 2024 PROXY STATEMENT	21

CORPORATE GOVERNANCE
Governance Guidelines and Materials
The Board and management continually review and monitor governance trends and best practices. The Board has adopted Amended and Restated Corporate Governance Principles (“Principles”) that reflect corporate and Board practices as well as relevant Securities and Exchange Commission (“SEC”) rules and the New York Stock Exchange (“NYSE”) listing standards. The Governance Committee is responsible for overseeing and reviewing our Principles at least annually and recommending any proposed changes to the Board for approval. The Principles are intended to serve as a flexible framework within which the Board and its Committees operate. Except for the Executive Committee, the Board has adopted charters for each of the standing Committees that detail their purposes, duties and authority, composition, meetings and resources as well as other aspects of Committee activities (“Charters”), which are further described under Board and Committee Information below. Each Committee reviews its Charter annually and recommends changes to the Governance Committee for review and recommendation to the Board for approval.
The current version of our Principles, Amended and Restated Articles of Incorporation, Amended and Restated Bylaws (“Bylaws”), Charters, Employee and Director Codes of Conduct (“Codes”) and other corporate governance materials are available at cmsenergy.com/corporate-governance/our-view-on-governance/default.aspx.
Board of Directors
The Board provides direction and oversight with respect to our overall performance, strategic direction and significant corporate policies. The Board oversees major initiatives, advises on key financial and business objectives and monitors progress with respect to these matters. Directors are kept informed of our business by management via discussions, presentations and reports on a regular basis, including operating and financial reports made at Board and Committee meetings. The Board has full and direct access to all members of management and may hire consultants and advisors as it deems necessary.
Board Leadership Structure
As stated in our Principles, the Board has determined that for the present time, it is in the best interests of the Corporation and shareholders to keep the offices of CEO and Chairman separate to enhance oversight responsibilities. The Board believes that this leadership structure promotes independent and effective oversight of management on key issues relating to long-range business plans, long-range strategic issues and risks. Additionally, to further promote independent and effective oversight of management, the Board has chosen to appoint a Presiding Director despite the fact that our Principles only require one when the Chairman is not considered independent under NYSE listing standards. The Presiding Director provides the independent Directors with a key means for collaboration and communication. Under our Bylaws, the Presiding Director will: (1) convene and chair meetings of the independent Directors in executive session no less than once each year; (2) preside at meetings of the Board at which the Chairman of the Board is not present, including executive sessions of the independent Directors; (3) solicit independent Directors for advice on agenda items for meetings of the Board; (4) serve as a liaison between the Chairman of the Board, the President and the independent Directors; and (5) perform such other duties as may be assigned by the Board from time to time. Russell, the current Chairman, is not a member of management, but served as President and CEO of CMS and Consumers until July 2016. As of July 2019, he qualified as independent under NYSE listing standards; however, on May 5, 2023, Harvey was re-elected as Presiding Director for the Board for a one-year term. Harvey has reached the age of 75 and will not be standing for re-election at the Annual Meeting. After the Annual Meeting, the Board plans to nominate Wright to be elected as Presiding Director of the Board for a one-year term.

CMS ENERGY 2024 PROXY STATEMENT	22

Risk Oversight
The Board’s risk oversight process includes regular reports from senior management on areas of material operational, legal, regulatory, financial, strategic, compliance, environmental, liability, safety, information technology, physical security, cybersecurity and reputational risk. The Board receives an annual risk management review in addition to the risk oversight functions performed by the various Committees of the Board. These include: (1) a review by the Audit Committee of the risks associated with operating and financial activities which could impact its financial and other disclosure reporting, as well as a review of policies on risk assessment, controls and accounting risk exposure; (2) the Audit Committee’s review and approval of risk management policies; (3) a review by the Compensation and Human Resources Committee (“Compensation Committee”) of the potential risks associated with the Corporation’s executive compensation policies and practices; (4) the Compensation Committee’s review of management’s assessment of the likelihood that the incentive compensation plans will have a material adverse impact; (5) the Finance Committee’s review of risks related to corporate finance; and (6) the Governance Committee’s review of risks related to governance, public responsibility and sustainability.
Cybersecurity Oversight
The Board is responsible for overseeing the Corporation’s cybersecurity risk. Cybersecurity risks are included in the risk reports to the Audit Committee discussed above. These risks are managed through a robust security program that includes people, processes, technology and governance structures. Security is an integrated organization accountable for both cyber and physical security led by the Vice President, IT and Security and Chief Information Officer. Our processes include a review of all security-related projects prior to implementation. A dedicated team monitors our environment and regularly shares threat information with peers, and state and federal partners. We also conduct regular drills, exercises, vulnerability assessments and penetration tests to assess the security of our systems. Additional areas of focus include risk management, data privacy and compliance. We have a strong security culture through annual training, which includes courses on a variety of security-related topics. We also conduct monthly phishing tests through our “Don’t Take the Bait” program, which asks employees to report suspicious emails that demonstrate common phishing tactics in real-world scenarios. When employees click on a test-phishing email, they are provided with information on cybersecurity best practices. We monitor our “Don’t Take the Bait” statistics every month and communicate this data with employees to further emphasize their important role in cybersecurity. The Audit Committee receives cybersecurity updates that focus on our most critical assets, cybersecurity drills, exercises, mitigation of cybersecurity risks and assessments by third-party experts. In addition to this Audit Committee governance, management also reports to the Board about cybersecurity on an annual basis. Additionally, internal audits regarding cybersecurity processes are reviewed and discussed with the Audit Committee. Given the importance of cybersecurity, in 2015 we elected Directors Soto and Butler, who have extensive subject matter expertise among other qualifications. See Item 1C. Cybersecurity in our Annual Report on Form 10-K for the year ended December 31, 2023 for more information related to our cybersecurity program.
Political Contribution Oversight
The Board oversees our political engagement policies, programs and practices. The Governance Committee is also responsible for advising and assisting the Board with respect to our political engagement. Our policies, including the governance and decision-making process for corporate political contributions, as well as biannual contribution reports, are described in detail at cmsenergy.com/corporate-governance/Political-Engagement/default.aspx. We believe Board oversight of our political activity along with the Board’s alignment with our current disclosure standards provide the necessary accountability to ensure that political activities are conducted in the best interest of customers, shareholders and other stakeholders. Through Board oversight, we have maintained a rigorous compliance process to ensure that our political activities are lawful, properly disclosed and align with our Codes.

CMS ENERGY 2024 PROXY STATEMENT	23

Public Responsibility and Sustainability Oversight
We integrate multiple levels of sustainability oversight into our daily operations and use several governance and risk management tools when addressing governance, environmental, public responsibility and sustainability matters. These include oversight by the Board, an enterprise risk management program and robust strategic and business planning processes. The Board oversees our public responsibility and sustainability practices. The Governance Committee is also responsible for advising and assisting the Board with respect to our public responsibility, including stakeholder outreach, stewardship and corporate social responsibility and sustainability matters. We are committed to corporate social responsibility through our business, culture, environment and our communities – past, present and future. We conduct business safely and ethically to preserve the environment and sustain our communities while serving our customers across the state of Michigan. This aligns with our purpose, which is to achieve world-class performance while delivering hometown service. We measure our progress toward this purpose by considering our impact on the “triple bottom line” of people, planet and profit, which is underpinned by performance; this consideration takes into account not only the economic value that we create, but also our responsibility to social and environmental goals.
The planet element of the triple bottom line represents our commitment to protect the environment, which extends beyond complying with the various state and federal laws and regulations.
We are committed to caring for the environment as part of our strategic direction. We have decreased the combined percentage of electric supply (self-generated and purchased) from coal by 25 percentage points since 2015. Additionally, as a result of actions taken through 2023, initial measurement data indicates Consumers has:
•reduced carbon dioxide emissions by nearly 40 percent since 2005;
•reduced the volume of water used to generate electricity by more than 50 percent since 2012;
•reduced landfill waste disposal by more than 1.8 million tons since 1992; and
•reduced methane emissions by more than 25 percent since 2012.
We provide extensive public reporting and are forthcoming in disclosures about our environmental stewardship and long-term strategy. We address issues related to climate change in SEC, Environmental Protection Agency and other regulatory agency filings, and by voluntarily reporting our climate risk strategy and related data to CDP (formerly known as the Carbon Disclosure Project). We have published Sustainability Reports, a Climate Assessment Report, which addresses the long-term implications of our electric supply fuel mix and capital expenditure plans and a Methane Reduction Plan, which explains our plans for achieving net zero methane emissions from our natural gas delivery system by 2030. Consumers’ 2021 Integrated Resource Plan, approved by the Michigan Public Service Commission, includes plans to stop using coal as a fuel source for electricity in 2025. We have also published a Climate Change Risk, Vulnerability and Resiliency Report.
We periodically update and enhance disclosures relating to our sustainability efforts. These disclosures and updates can be found on our website at cmsenergy.com/sustainability/default.aspx.
We have created a cleaner, more sustainable energy future by taking a leadership position in reducing air emissions and water usage, saving landfill space and boosting the amount of renewable energy supplied to customers. We have also provided, and intend to continue providing, appropriate disclosures to our shareholders regarding climate change and the risks it poses.

CMS ENERGY 2024 PROXY STATEMENT	24

Shareholder Engagement
As part of our overall corporate governance, we have an ongoing outreach program to develop and maintain communication with our investors in regard to governance and compensation issues. We value these discussions and the Board considers pertinent feedback when evaluating corporate governance and compensation issues. In addition, management regularly participates in investor and industry conferences throughout the year to discuss performance and sustainability topics and share its perspective on business and industry developments. Shareholders may also contact the Board with any inquiry or issue, by the methods described below, and the Board will respond as appropriate.
Board Communication Process
Interested parties, including shareholders, employees or third parties can communicate with the Board, any Committee, the independent Directors as a group or an individual Director, including the Chairman or Presiding Director, by sending written communications to the Corporate Secretary, at the Corporation’s principal business office, One Energy Plaza, Jackson, Michigan 49201. Envelopes should be clearly marked “Board Communication” or “Director Communication.”
The Corporate Secretary will review and forward, as appropriate, such correspondence in order to facilitate communications with the Board or its Committees, the independent Directors or individual members.
Any shareholder, employee or third party who wishes to submit a compliance concern to the Board or applicable Committees, including complaints regarding accounting, internal accounting controls or auditing matters to the Audit Committee, may do so by any of the following means:

Send correspondence or materials addressed to the appropriate party c/o the Chief Compliance Officer, CMS Energy Corporation or Consumers Energy Company, One Energy Plaza, Jackson, Michigan 49201	Send an email or other electronic communication via the external website https://cms.speakfullynow.com, addressed to the appropriate party	Call the CMS and Consumers Compliance Hotlines at either 1-800-CMS-5212 (an internally monitored line) or 1-888-440-8464 (monitored by an external vendor)
All such communications will be reviewed by the Chief Compliance Officer (who reports directly to the Audit Committee) prior to being forwarded to the Board or applicable Committees or Directors, as appropriate.

CMS ENERGY 2024 PROXY STATEMENT	25

Identification of Director Candidates
The Governance Committee is responsible for Board succession planning, which includes identifying and evaluating Director candidates to serve on the Board consistent with the criteria approved by the Board, and recommending a slate of Director candidates for election at the Annual Meeting. The following diagram illustrates the steps in identifying Director candidates:
The Governance Committee will consider shareholder-recommended Director nominees in accordance with the requirements of our Bylaws. The information that must be included and the procedures that must be followed by a shareholder wishing to recommend a Director candidate for the Board’s consideration are the same as would be required under our Bylaws if the shareholder wished to nominate that candidate directly. The Governance Committee will consider Director candidates recommended by shareholders on the same basis that the Governance Committee evaluates other nominees for Director.
CMS Bylaws also permit a shareholder, or a group of up to 20 shareholders, who have owned, continuously for at least three years, at least three percent of the outstanding shares of CMS common stock to submit Director nominees (not greater than two or 20% of the Board) for inclusion in its proxy statement if the shareholder(s) and the nominee(s) satisfy the requirements in the CMS Bylaws.
A Director nomination that is not submitted for inclusion in the proxy statement but instead is sought to be presented directly at the Annual Meeting must comply with the advance notice provisions in our Bylaws.
Any recommendation or nomination submitted by a shareholder regarding a Director candidate must be submitted within the time frame provided in our Bylaws for Director nominations and must include (a) a statement from the proposed nominee that he or she has consented to the submission of the recommendation or nomination and (b) such other information about the proposed nominee(s) and/or nominating shareholder(s) as is required by our Bylaws.
Written notice must be sent to the Corporate Secretary, One Energy Plaza, Jackson, Michigan 49201. You may access our Bylaws at cmsenergy.com/corporate-governance/our-view-on-governance/default.aspx.

CMS ENERGY 2024 PROXY STATEMENT	26

Director Candidate Qualifications
Director candidates are sought whose particular background, experiences and qualities meet the needs of the Board. The Board values high standards of integrity, business ethics and sound judgment, which add value, perspective and expertise to the Board’s deliberations. The Governance Committee assesses, on a regular basis, the qualifications needed by the Board in light of the Board’s current composition and recommends changes to the Board when appropriate and determines from time-to-time other criteria for selection and retention of Board members. As stated in our Principles, the Board will include a broad spectrum of diverse business, political, academic, demographic and social interests. The Governance Committee takes a wide range of factors into account in evaluating the suitability of Director candidates, including experience in business, leadership, regulated utility, sustainability and environment, risk management, customer experience, safety, governance, accounting, finance, legal, information technology, lean practices and compensation and human resources, which will bring a diversity of thought, perspective, approach and opinion to the Board. The Governance Committee does not have a single method for identifying Director candidates but will consider candidates suggested by a wide range of sources.
In 2023, the Governance Committee retained a search firm (JWC Partners) to assist in the identification and assessment of potential Director candidates, which identified Izzo as a candidate for the Board.
Board Refreshment
The Board believes that diversity in tenure adds value, perspective and expertise to the Board’s deliberations, with longer-tenured Directors bringing a deep understanding of the Corporation and shorter-tenured Directors bringing a fresh perspective. Over the past 11 years, the Board has added nine new Directors. Director term limits, included in our Principles, state that Directors (other than the CEO) first elected after January 2017 may not serve on the Board for more than 15 years and Committee chairs (other than the Executive Committee) may not serve in such role for more than five years. However, in light of the Directors’ collective experiences, skills, qualifications, core competencies, Harvey's upcoming retirement at the Annual Meeting, as well as the Board’s needs, and consistent with the purpose of the Principles to provide a flexible governance framework, the Board believed that it was in the best interests of the Corporation and its shareholders to have some longer-serving Board Committee chairs until after the Annual Meeting, at which time, the Board plans to elect some new Committee chairs. New Committee chair appointments will be disclosed on our website following the Annual Meeting.
Director Independence
Directors Barfield, Butler, Darrow, Harvey, Izzo, Russell, Shank, Soto, Sznewajs, Tanski and Wright are “independent” as determined by the Board, in accordance with the NYSE listing standards, applicable rules and regulations of the SEC, our more stringent Independence Standards, as set forth in our Principles, and taking into consideration all business relationships between the Corporation and its subsidiaries and each non-employee Director. Rochow is not independent due to his employment relationship with the Corporation.
The Board identified the following relationships which were deemed immaterial to such Directors’ independence:
•charitable contributions made to organizations of which certain of the Directors are affiliated;
•purchases and sales of services, commodities, materials or equipment, to and from entities, during the ordinary course of business, with which certain of the Directors are affiliated and all such transactions were significantly below one percent of the consolidated gross revenues of the counterparty to the transaction; and
•retail electricity or natural gas purchases from Consumers at rates or charges fixed in conformity with law or governmental authority.

CMS ENERGY 2024 PROXY STATEMENT	27

In addition, the Board has affirmatively determined that each member of the Audit Committee and Compensation Committee is independent under NYSE listing standards and the additional independence standards applicable to such committee service.
The Independence Standards, adopted by the Board as part of our Principles, can be found at cmsenergy.com/corporate-governance/our-view-on-governance/default.aspx.
Director Service on Other Public Company Boards
The Board recognizes that service on other public company boards provides valuable governance and leadership experience that benefits the Corporation. The Board also believes, however, that it is critical that Directors dedicate sufficient time to their service on the Corporation’s Board. In view thereof, our Principles state that before joining another public company board, the Director must notify the Chairman, the chair of the Governance Committee and the Corporate Secretary. Furthermore, our Principles state that a non-employee Director may not serve on more than four other public company boards and the CEO may not serve on more than two other public company boards. All of our Directors meet these guidelines. The Board has specifically determined that the ability of our Audit Committee members to serve on our Audit Committee is not impaired by service on other audit committees.
CMS Majority Voting Standard
Under the CMS Articles of Incorporation, CMS Bylaws and our Principles, any Director nominee who receives less than a majority of the votes cast by the CMS shareholders at a regular election shall promptly tender his or her resignation. For this purpose, a majority of the votes cast means that the number of shares voted “for” a Director must exceed 50% of the votes cast with respect to that Director, not counting abstentions. Upon receipt of such a tendered resignation, the CMS Governance Committee shall consider and recommend to the CMS Board whether or not to accept the resignation. The CMS Board will act on the CMS Governance Committee’s recommendation within 90 days following certification of our shareholder vote, and contemporaneously with that action will cause CMS to publicly disclose the CMS Board’s decision whether to accept or decline such Director’s resignation offer (and the reasons for rejecting the resignation offer, if appropriate). The Director who tenders his or her resignation pursuant to the standard will not be involved in either the CMS Governance Committee’s recommendation or the CMS Board’s decision to accept or decline the resignation. Due to complications that arise in the event of a contested election of Directors, this standard would not apply in that context, and instead a plurality vote standard would control any contested Director elections.
Director Education
At the Corporation’s expense, Board members are expected to attend at least one continuing education program annually, sponsored by a recognized utility industry, corporate governance organization or an internal Director education program. The internal program includes corporate and industry information disseminated through orientation programs, presentations, business training modules and reports and operational site visits. This bespoke internal education program allows us to tailor programs to enhance our Board’s ability to provide appropriate oversight. Our internal education offering in 2023 was a Utility Renewables Seminar, which was attended by all Directors.
Board, Committee and Director Evaluations
The Board is committed to continuous self-improvement, and Board and Committee evaluations are an important tool for promoting effectiveness. The Board conducts a performance evaluation annually and, at least once every three years, engages a third party to conduct individual Director peer evaluations.
Board and Committee evaluations are conducted for the Board and each standing Committee. Each Director participates in the process as illustrated below.

CMS ENERGY 2024 PROXY STATEMENT	28

1. As needed Governance Committee reviews board and committee evaluation process
2. Annually Board and Committee evaluation questionnaires distributed
3. Annually Board and Committee evaluation results reviewed and discussed by the Board and each committee in executive session
4. Practices updated and other feedback incorporated, as appropriate

Our evaluation methodology also includes interviews of Directors and members of our executive leadership team who regularly interact with the Board and the Committees by an independent third-party facilitator to be conducted at least once every three years in order to solicit candid and actionable feedback. The robust multi-layered approach to our Board and Committee evaluation process is illustrated below.

CMS ENERGY 2024 PROXY STATEMENT	29

1. Assessment process initiated by independent third-party facilitator
2. Independent third-party facilitator conducts Director and management, as appropriate, interviews including follow-up conversations regarding answers to questionnaires
3. Independent third-party facilitator shares feedback, trends and recommendations with Board Chairman, GS&PR Committee Chair and Presiding Director
4. Independent third-party facilitator shares feedback, trends and recommendations with full Board
5. Corporate Secretary in consultation with Board Chairman will develop processes for implementing desired changes, if necessary

The questionnaire assesses, among other items, Board: 1) effectiveness, including but not limited to, operations, oversight and future challenges; 2) processes; and 3) composition. Directors may choose to provide their feedback anonymously.
Director peer evaluations provide Directors an opportunity to evaluate each other and identify opportunities for their own growth and development. Peer evaluations and development follow-ups are facilitated by an independent third party and include confidential, open-ended, one-on-one interviews with each Director. The Board has conducted these periodic peer evaluations since 2008. The latest Director peer evaluation cycle began in 2021 and the next one will begin this year.
Board and Committee Information
The CMS and Consumers Board each met eight times during 2023. Our Principles state the expectation that each Director will attend all scheduled Board and Committee meetings of which he or she is a member, as well as the Corporation’s annual meeting of shareholders. During 2023, all Directors attended 100% of the Board and assigned Committee meetings and all then-current Board members attended the 2023 annual meeting of shareholders.
The Board has five standing Committees including an Audit Committee, a Compensation Committee, a Finance Committee, a Governance Committee and an Executive Committee. The members and the responsibilities of the standing Committees of the Boards are listed below.

CMS ENERGY 2024 PROXY STATEMENT	30

Each Committee is composed entirely of “independent” Directors, as that term is defined by the NYSE listing standards and our Principles described above. Committees may also invite members of management or others to attend their meetings as they determine appropriate. Rochow routinely attends Committee meetings.
On a regularly-scheduled basis, the non-employee Directors meet in executive session (that is, with no employee Directors present) and may invite such members of management to attend as they determine appropriate. At least once each year, the independent Directors meet in executive session in conformance with the NYSE listing standards. In 2023, the CMS independent Directors met four times and the Consumers independent Directors met four times. In 2023, Presiding Director Harvey or Chairman Russell presided over the executive sessions of independent Directors.

	Members *Committee Chairperson		2023 Meetings
Committees		Primary Responsibilities	CMS	Consumers
Audit Committee	Deborah H. Butler Ralph Izzo Suzanne F. Shank Myrna M. Soto John G. Sznewajs Laura H. Wright* All members are financially literate and an “Audit Committee Financial Expert” as such term is defined by the SEC.
•Oversee the integrity of consolidated financial statements and financial information, the financial reporting process and the system of internal accounting and financial controls and to retain independent auditors.
•Pre-approve all audit and non-audit services provided by the independent auditors, assess the independent auditors’ qualifications and independence and review the independent auditors’ performance.
•Oversee compliance with applicable legal and regulatory requirements and with the Codes.
•Oversee our risk management policies, controls and exposures, including cyber.
•Review the performance of the internal audit function and prepare the Report of the Audit Committee for inclusion in the proxy statement.
			7	7
Compensation and Human Resources Committee	Jon E. Barfield Kurt L. Darrow* William D. Harvey Ronald J. Tanski
•Review and approve the executive compensation structure and policies and set the CEO compensation level.
•Review and recommend to the Board incentive compensation plans, review and approve the grant of stock and other stock-based awards pursuant to the incentive plans and review and approve corporate financial and business goals and target awards, and the payment of performance incentives, pursuant to the annual incentive plans.
•Produce an annual report of the Compensation Committee to be included in the proxy statement as required by SEC rules and regulations.
•Review and approve the CEO’s selection of candidates for officer positions and recommend such candidates to the Board for annual or ad hoc elections.
•Review and approve people strategy including: management succession plan, development and selection of key managers and emergency succession plans, organizational development plans and plans to identify, attract and retain high potential employees, diversity programs and other human resource programs.
•Review and approve officer stock ownership guidelines and compliance.
•Review and advise the Board concerning the management succession plan and review the organizational and leadership development plans and programs.
			4	4

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	Members *Committee Chairperson		2023 Meetings
Committees		Primary Responsibilities	CMS	Consumers
Finance Committee	Deborah H. Butler Ralph Izzo Suzanne F. Shank John G. Sznewajs* Ronald J. Tanski Laura H. Wright
•Review and make recommendations to the Board concerning the financing and investment plans and policies for funded employee benefit plans.
•Approve short- and long-term financing plans.
•Approve financial policies relating to cash flow, capital structure and dividends.
•Recommend Board action to declare dividends.
•Review Financial Authorities Policy that sets out the approval requirements for various financial transactions and recommend appropriate changes. Review and approve potential project investments and other significant capital expenditures and monitor the progress of significant capital projects.
			3	3
Governance, Sustainability and Public Responsibility Committee	Jon E. Barfield Kurt L. Darrow William D. Harvey Myrna M. Soto*
•Establish and review our Principles, consider candidates properly recommended by shareholders, identify and recommend director candidates, consider resignations of Directors and review public responsibility matters.
•Recommend ways for the Board to enhance overall performance and effectiveness.
•Annually review the operation and performance of the Board and Committees.
•Review the Codes and recommend actions to the Board in cases where directors have violated the Directors’ Code.
•Review stakeholder outreach, stewardship and corporate social responsibility matters and oversee sustainability matters.
•Review political and charitable contributions.
			3	3
Executive Committee	Kurt L. Darrow William D. Harvey John G. Russell* Myrna M. Soto John G Sznewajs Laura H. Wright	•Exercise the power and authority of the Board as may be necessary during the intervals between Board meetings, subject to such limitations as are provided by law or by resolution of the Board.	0	0
Compensation Risk
Management annually undertakes a comprehensive review of the compensation policies and practices throughout the organization in order to assess the risks presented by such policies and practices.
Following this year’s review, we have determined that such policies and practices are not reasonably likely to have a material adverse effect on CMS or Consumers. Management’s analysis and determination were reported to and reviewed by the Compensation Committee.
Codes of Ethics
We have adopted an employee code of ethics, titled “CMS Energy 2024 Code of Conduct and Guide to Ethical Business Behavior” (“Employees’ Code”) that applies to the CEO, Chief Financial Officer (“CFO”) and Chief Accounting Officer (“CAO”), as well as all other officers and employees of CMS and Consumers. CMS and

CMS ENERGY 2024 PROXY STATEMENT	32

Consumers have also adopted a Director code of ethics titled “2024 Board of Directors Code of Conduct and Guide to Ethical Business Behavior” (“Directors’ Code”) that applies to the members of the Board. The Governance Committee annually reviews the Codes and recommends changes to the Board, as appropriate. The Employees’ Code is administered by the Chief Compliance Officer, who reports directly to the Audit Committee. The Audit Committee oversees compliance with the Codes. Any alleged violation of the Directors’ Code will be investigated by disinterested members of the Audit Committee, or if none, by disinterested members of the Board. The Governance Committee would recommend appropriate action to the Board in the event a determination is made that a Director violated the Directors’ Code. The Codes and any waivers of, or amendments or exceptions to, a provision of the Employees’ Code that applies to the CEO, CFO, CAO or persons performing similar functions and any waivers of, or exceptions to, a provision of our Directors’ Code will be disclosed on our website at cmsenergy.com/corporate-governance/compliance-and-ethics/default.aspx. No such waivers or exceptions have been granted.
Related Party Transactions
CMS, Consumers or their subsidiaries may occasionally enter into transactions with Related Parties. “Related Parties” include Directors or executive officers, beneficial owners of more than 5% of our common stock, family members of such persons, and entities in which such persons have a direct or indirect material interest. As set forth in our Codes, we consider a related party transaction to have occurred when a Related Party enters into a transaction in which we are participating, the transaction amount is more than $10,000 and the Related Party has or will have a direct or indirect material interest (“Related Party Transaction”). Any Related Party Transaction must be reported to us.
In accordance with our Codes and the Audit Committee Charter, Related Party Transactions must be pre-approved by the Audit Committee. In drawing its conclusion on any approval request, the Audit Committee considers the following factors:
•whether the transaction involves the provision of goods or services that are available from unaffiliated third parties;
•whether the terms of the proposed transaction are at least as favorable as those that might be achieved with an unaffiliated third party;
•the size of the transaction and the amount of consideration payable to a Related Party;
•the nature of the interest of the applicable Related Party; and
•whether the transaction may involve an actual or apparent conflict of interest, or embarrassment or potential embarrassment when disclosed.
The policies and procedures relating to the Audit Committee’s approval of Related Party Transactions are found in the Codes, which are available at cmsenergy.com/corporate-governance/compliance-and-ethics/default.aspx, and do not apply to management contracts or compensation plans as approved under separate policies.
Angela Thompkins, a sister to Tonya Berry, an executive officer, is employed by the Corporation in a non-executive officer position and received compensation approved by the Compensation Committee in accordance with its compensation practices described in our Compensation Discussion and Analysis.
No Pledging or Hedging
In accordance with our Codes, CMS’ and Consumers’ Directors and officers may not engage in pledging or purchasing on margin our securities, “trading” of our securities or selling “short” our securities or buying or selling puts or calls, hedges or other derivative securities relating to our securities, including compensatory awards of equity securities or our securities otherwise held, directly or indirectly, by those persons. For purposes of these Codes, “trading” means a combination or pattern of substantial or continuous buying and selling of securities with the primary objective of realizing short-term gains. Selling “short” is a technique in which investors bet on a stock

CMS ENERGY 2024 PROXY STATEMENT	33

price falling by selling securities they do not own with the understanding that they will buy them back, hopefully at a lower price.
Management Succession Planning
The Board engages in an active succession planning process. The Board selects a CEO and then consults with the CEO concerning the selection of a senior management team and plans for their succession. The management succession plan also includes provisions for CEO succession. The Compensation Committee regularly reviews succession planning issues and reports to the Board. The Compensation Committee also advises the Board on succession planning, including policies and principles for executive officer selection. CEO evaluations are conducted annually.
Directors’ Compensation
The following table contains non-employee Director compensation information for 2023.
2023 DIRECTORS’ COMPENSATION TABLE

Name	Fees Earned or Paid in Cash	Stock Awards (1) (2)	Other Compensation (3)	Total
(a)	($) (b)	($) (c)	($) (d)	($) (e)
Jon E. Barfield	115,000	160,000		275,000
Deborah H. Butler	120,000	160,000	—	280,000
Kurt L. Darrow	135,000	160,000	—	295,000
William D. Harvey	145,000	160,000	—	305,000
Ralph Izzo	80,000	160,000	—	240,000
John G. Russell	290,000	160,000	1,000	451,000
Suzanne F. Shank	120,000	160,000	—	280,000
Myrna M. Soto	135,000	160,000	—	295,000
John G. Sznewajs	135,000	160,000	—	295,000
Ronald J. Tanski	115,000	160,000	—	275,000
Laura H. Wright	135,000	160,000	—	295,000
(1)Amounts represent the aggregate grant date fair value of the annual equity awards to the non-employee Directors. See Note 11, Stock-based Compensation, to the Consolidated Financial Statements included in CMS’ and Consumers’ Annual Report on Form 10-K for the year ended December 31, 2023, for a discussion of the relevant assumptions used in calculating the aggregate grant date fair value pursuant to the Financial Accounting Standards Board Accounting Standards Codifications Topic 718 Compensation – Stock Compensation (ASC 718).
(2)The aggregate number of shares of unvested restricted stock outstanding as of December 31, 2023, for each non-employee Director: Barfield, Harvey, Russell, Tanski and Wright were 2,582. Directors Butler, Darrow, Izzo, Shank, Soto and Sznewajs had no shares of unvested restricted stock outstanding as of December 31, 2023. The aggregate number of shares of outstanding restricted stock units as of December 31, 2023, for each non-employee Director were as follows: Butler 28,383; Darrow and Sznewajs 24,228; Izzo 2,681; Shank 13,799 and Soto 17,101. Directors Barfield, Harvey, Russell, Tanski and Wright had no outstanding restricted stock units as of December 31, 2023.
(3)Amounts in this column represent matching gift contributions made by the Corporation to charitable organizations to which the Director made a contribution. The Corporation’s matching gift contribution program is available to all CMS and Consumers employees and retirees.

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Narrative to 2023 Directors’ Compensation Table
Non-employee Director compensation is benchmarked annually. Non-employee Directors receive an annual retainer fee and restricted stock award for service on the CMS and Consumers Boards and additional annual retainer fees for certain Committee positions. Rochow, the only employee Director, does not receive Director compensation. Directors are reimbursed for expenses incurred in attending Board or Committee meetings and other company business.
The following table describes the annual cash retainer fee and other fees received for Director service in 2023 as well as the fees that will be received for service in 2024. Annual retainer fees are paid based on the number of months served on the Board in each respective capacity.

Year	Annual Cash Retainer	Chairman of the Board	Presiding Director	Chair of the Audit Committee	Other Members of the Audit Committee	Chair of the Compensation Committee	Chairs of the Finance and Governance Committees
2023	$115,000	$175,000	$30,000	$20,000	$5,000	$20,000	$15,000
2024	$115,000	$175,000	$30,000	$22,500	$5,000	$20,000	$20,000
In May 2023, non-employee Directors were awarded a number of shares of restricted stock with a fair market value at the time of award of $160,000, the same as the 2022 annual stock retainer grant value. These shares of restricted stock are 100% tenure-based and vest 100% at the next annual meeting date. In 2024, the annual restricted stock award will have a fair market value at the time of the May 2024 award of approximately $175,000, which represents an increase from 2023. These shares of restricted stock will be 100% tenure-based and vest at the next annual meeting date. Under our Performance Incentive Stock Plan in effect at the time of grant, non-employee Directors may defer receipt of their annual equity awards until a deferral date selected by the Director. If a deferral election is made by the Director, the equity awards subject to the deferral election will be granted as restricted stock units rather than restricted stock awards. Directors Butler, Darrow, Izzo, Shank, Soto and Sznewajs elected to defer their 2023 equity grants.
Stock ownership guidelines have been adopted by the Board that further align the interests of the Directors with our shareholders. Non-employee Directors are required to hold CMS common stock equivalent in value to five times their annual cash retainer by the end of the fifth calendar year of becoming a Director. In the event a Director has not met the stock ownership guidelines in the prescribed time frame, in lieu of the Director receiving his or her monthly cash retainer, the retainer will be used to purchase shares of CMS common stock until such time as the guideline has been met. All Directors currently comply with this stock ownership requirement or are currently expected to comply by the end of their fifth calendar year of becoming a Director.
Pursuant to the Directors’ Deferred Compensation Plan (“DCP”), a non-employee Director may, at any time prior to the calendar year in which cash retainer fees are to be earned, irrevocably elect to defer payment, through written notice to the Corporation, all or a portion of any of the cash retainer fees that would otherwise be paid to the Director. Deferred amounts will be distributed in a lump sum or in annual installments in cash, as specified in the Director’s initial election. Fidelity Investments, an independent record keeper, administers the DCP. The participant decides how contributions are invested among a broad array of mutual funds selected and provided by the record keeper. Funds equal to the amounts deferred are transferred to Fidelity Investments. Our payment obligations to the Directors remain an unsecured contractual right to a payment. Directors Barfield, Butler, Darrow, Izzo, Shank, Soto, Sznewajs and Tanski elected to defer receipt of their 2023 fees under the DCP.

CMS ENERGY 2024 PROXY STATEMENT	35

BENEFICIAL OWNERSHIP
The following table shows those persons known to us as of March 5, 2024 to be the beneficial owners of more than 5% of CMS or Consumers’ voting securities:

				Number of Shares Beneficially Owned With:
Name and Address of Beneficial Owner	Number of CMS Shares Beneficially Owned (1)	Number of Consumers Shares Beneficially Owned (2)	Percentage of Beneficial Ownership (3)	Sole Voting Power	Shared Voting Power	Sole Investment Power	Shared Investment Power
The Vanguard Group 100 Vanguard Blvd. Malvern, PA 19355 (Schedule 13G/A filed on February 13, 2024)	37,037,011	N/A	12.4	None	501,056	35,660,607	1,376,404
BlackRock, Inc. 55 East 52nd Street New York, NY 10055 (Schedule 13G/A filed on January 8, 2024)	29,300,449	N/A	9.8	27,456,392	None	29,300,449	None
JP Morgan Chase & Co. 383 Madison Ave. New York, NY 10179 (Schedule 13G/A filed on January 16, 2024)	19,597,842	N/A	6.6	17,715,873	23,744	19,524,943	56,276
State Street Corporation One Congress Street, Boston, MA 02114 (Schedule 13G/A filed on January 25, 2024)	17,239,056	N/A	5.8	None	10,106,765	None	17,190,926
CMS Energy Corporation One Energy Plaza Jackson, MI 49201	N/A	84,108,789	99.6	84,108,789	None	84,108,789	None
(1)Based solely upon information contained in Schedules 13G and 13G/A filed by each beneficial owner with the SEC pursuant to Rule 13d-1(b) of the Exchange Act regarding their respective holdings of CMS common stock as of December 31, 2023. The Corporation maintains ordinary course of business relationships (such as brokerage, asset management, banking services or other transactions), unrelated to their CMS common stock ownership, with some of these beneficial owners and their subsidiaries. The Corporation does not consider any of these relationships to be material.
(2)CMS is the holder of all Consumers’ outstanding common stock consisting of 84,108,789 shares. Neither CMS nor any of its subsidiaries hold any shares of Consumers’ preferred stock.
(3)The percentages are calculated based on the information contained in Schedules 13G and 13G/A filed by each beneficial owner and the number of outstanding shares of CMS common stock on March 5, 2024.
Each of these Schedule 13G and 13G/A filings indicates that these shares were acquired in a fiduciary capacity in the ordinary course of business for investment purposes. To the knowledge of our management, no other person or entity currently owns beneficially more than 5% of any class of CMS or Consumers outstanding voting securities. The Schedules 13G and 13G/A filed by the holders identified above do not identify any shares with respect to which there is a right to acquire beneficial ownership. Except as otherwise noted, the persons named in the table above have sole voting and investment power with respect to all shares shown as beneficially owned by them.

CMS ENERGY 2024 PROXY STATEMENT	36

The following table shows the beneficial ownership of CMS common stock as of March 5, 2024 by the Directors and named executive officers of both CMS and Consumers and by all Directors and executive officers as a group:

Name	Number of Shares Beneficially Owned (1)
Jon E. Barfield	14,549
Deborah H. Butler	30,118
Kurt L. Darrow	35,662
William D. Harvey	49,508
Ralph Izzo	2,705
John G. Russell	169,899
Suzanne F. Shank	14,915
Myrna M. Soto	31,295
John G. Sznewajs	27,952
Ronald J. Tanski	12,311
Laura H. Wright	38,300
Garrick J. Rochow	452,581
Rejji P. Hayes	213,061
Brandon J. Hofmeister	69,483
Shaun M. Johnson	76,935
LeeRoy Wells Jr.	66,968
All Directors and executive officers (2)(3)	1,573,804
(1)Restricted stock awards are included in the number of shares shown above. Rochow, Hayes, Hofmeister, Johnson and Wells Jr., as well as all other executive officers of CMS and Consumers as a group, held 329,936, 110,857, 47,515, 55,466, 49,210 and 153,825 shares of restricted stock, respectively. The number of shares shown above includes the shares that each person or group of persons named in the table has the right to acquire within 60 days of March 5, 2024, including restricted stock units, and no shares are pledged as security. Except for Barfield, whose spouse owns 500 shares of CMS common stock, the persons named in the table above have sole voting and investment power with respect to all shares shown as beneficially owned by them.
(2)This group includes the Directors of CMS and Consumers, and the executive officers of both CMS and Consumers. As of March 5, 2024, the Directors and executive officers of CMS and Consumers collectively owned less than 0.5% of the outstanding shares of CMS common stock. Each of the persons named in the table above individually owns less than 0.5% of the outstanding shares of CMS common stock.
(3)None of the CMS and Consumers Directors or executive officers own any class of Consumers’ voting securities.

CMS ENERGY 2024 PROXY STATEMENT	37

COMPENSATION DISCUSSION AND ANALYSIS
In this section, we describe and discuss our executive compensation program, including its objectives and elements, as well as determinations made by the Compensation Committee regarding the compensation of the CEO, CFO and the three other most highly compensated executive officers of each of CMS and Consumers, who we collectively refer to as the “named executive officers” (“NEOs”). As of December 31, 2023, the NEOs for each of CMS and Consumers are:
•Garrick J. Rochow (President and CEO);
•Rejji P. Hayes (Executive Vice President and CFO);
•Brandon J. Hofmeister (Senior Vice President, Sustainability and External Affairs);
•Shaun M. Johnson (Senior Vice President and General Counsel); and
•LeeRoy Wells Jr. (Senior Vice President, Operations).
Executive Summary
2023 Successes
In 2023, we continued to deliver strong financial performance marking 21 years of meeting or exceeding our adjusted earnings guidance. We had a successful year of world-class performance delivering hometown service measured by our triple bottom line of people, planet and profit.
PEOPLE – serving our customers, communities and employees
•Received Secretary of Defense Employer Support Freedom Award;
•Filed $7B Electric Reliability Roadmap highlighting 5-year pathway to improve reliability and resiliency;
•Provided more than $125 million of customer assistance to help keep bills affordable;
•Achieved about $161 million in customer benefits from owned generation versus market purchases;
•Contracted about 360 MW of incremental load, adding about 5,000 jobs and $6 billion of investment in Michigan;
•Ensured resource adequacy through the acquisition of the Covert Generating Plant; and
•Reduced High-Risk incidents by 40% (High-Risk injuries are recordable or non-recordable injuries caused by a release of high energy)
PLANET – leading the clean energy transformation
•Retired about 515 MW of coal at Karn 1 & 2 from service – reducing coal generation and our carbon footprint;
•Made more than $250 million of gas infrastructure capital expenditures resulting in more than 530 MT of methane reduction;
•Grew the Voluntary Green Pricing Program to about 365 MW total;
•Increased our Renewable Energy Portfolio with the 201 MW Heartland Wind Farm; and
•Met all requirements for inclusion in the MSCI ESG leaders indexes
PROFIT – delivering consistent industry leading financial performance
•Delivered 2023 Adjusted Earnings Per Share* of $3.11 which exceeded our Annual Incentive Plan target of $3.06;
•Increased the 2023 Common stock dividend 11 cents to $1.95 per share on an annualized basis - the 17th consecutive common stock dividend increase;

CMS ENERGY 2024 PROXY STATEMENT	38

•Countermeasured nearly $300 million of weather-related financial headwinds;
•Settled second consecutive gas rate case;
•Named TRENDSETTER company by CPA-Zicklin Index for corporate political disclosure and accountability;
•Began operations of 180 MW of new solar generation at NorthStar Clean Energy; and
•Marked the 13th year with 5-year and 10-year performance of CMS Total Shareholder Return (“TSR”) at or above the median of our Performance Peer Group, as shown below
*A reconciliation of all non-GAAP measures found in this Proxy Statement is in Appendix A.

(1)The companies included in the Performance Peer Group are detailed in the Objectives of Our Executive Compensation Program section of this Compensation Discussion and Analysis.
Based on these achievements, our 2023 Annual Incentive Plan paid out at 126% of target and our long-term incentive (“LTI”) program (performance period ended December 31, 2023) paid out at 71.1% of target for the TSR performance-based portion. The LTI performance-based payout was based on awards granted in 2021, with the payout of such awards determined based on CMS’ relative TSR and LTI EPS performance from January 1, 2021 to December 31, 2023 (see The Elements of Our Executive Compensation Program, Equity Compensation and Plan Performance Factor below). The final results of the LTI EPS performance will not be known until after March 22, 2024.
Best Practices
We annually review all elements of the Corporation’s executive compensation program and, in addition to designing a program to comply with required rules, we adopt current best practices where deemed appropriate for our business and shareholders. As a result,

CMS ENERGY 2024 PROXY STATEMENT	39

We have …
•a majority of pay in variable elements;
•a majority of variable pay in LTI awards;
•a majority of LTI delivered in performance-based restricted stock;
•all LTI denominated and settled in equity;
•LTI payouts capped at target if absolute performance is not positive;
•a balance of metrics used in annual incentives and LTI;
•stock ownership guidelines for NEOs, which exclude unvested performance-based restricted stock awards when determining compliance;
•change-in-control agreements that require a double-trigger for the accelerated vesting of equity awards;
•a policy that prohibits hedging and pledging of the Corporation’s securities by officers;
•annual reviews of risk within our incentive programs;
•annual reviews of our compensation and performance peer groups; and
•regular briefings from the Compensation Committee’s independent compensation consultant regarding key trends and legislative and regulatory updates.
We do not have …
•excessive perquisites - no planes, cars, clubs or financial planning, with an annual physical examination being the principal perquisite provided to our executives in 2023;
•dividends paid on unvested performance-based restricted stock awards - in lieu of dividends, recipients receive additional shares of restricted stock that are contingent on the same performance measures and forfeiture conditions applicable to the underlying restricted stock;
•employment agreements - our executive agreements are limited to separation and change-in-control agreements, with base salary and annual incentive separation amounts not exceeding three times the NEO’s base salary and annual incentive amount, with an average of two times; and
•tax gross-ups - none of our separation or change-in-control agreements contain tax gross-ups.
Shareholder’s Advisory Vote to Approve Executive Compensation
As part of the Compensation Committee’s on-going review of executive compensation, we considered the affirmative 2023 CMS shareholder advisory vote to approve executive compensation as described in last year’s Proxy Statement and determined that the current philosophy, objectives and compensation elements continue to be appropriate. The CMS advisory vote to approve executive compensation, as described in the 2023 CMS Proxy Statement, resulted in a high level of shareholder support with approximately 97% of votes cast in favor of the proposal. We considered this strong shareholder approval in continuing to employ the same performance-oriented program design during 2023. As such, the Compensation Committee did not make any changes to our executive compensation programs in response to the 2023 CMS shareholder vote. Despite the high level of CMS shareholder support, we continue to monitor best practices and emerging trends and engage with our large institutional holders regarding compensation elements. The remainder of this Compensation Discussion and Analysis offers a detailed explanation of the NEO compensation program.
Objectives of Our Executive Compensation Program
The Compensation Committee is responsible for approving the compensation program for the NEOs. The Compensation Committee acts pursuant to its Charter that is annually reviewed by the Board and is available on our website.

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The NEO compensation program is organized around four principles:
•Align With Increasing Shareholder and Customer Value;
•Enable Us to Compete for and Secure Top Executive Talent;
•Reward Measurable Results; and
•Be Fair and Competitive.
Align With Increasing Shareholder and Customer Value
We believe that a substantial portion of total compensation should be delivered in the form of at-risk equity in order to further align the interests of the NEOs with the interests of our shareholders and customers. Equity compensation granted in 2023 to our NEOs was provided through the Performance Incentive Stock Plan (“Stock Plan”). In 2023, awards were subject to the achievement of three-year relative TSR performance and three-year relative LTI EPS growth goals, each weighted equally, over a three-year performance period from January 1, 2023 to December 31, 2025.
Assuming target performance, the following charts illustrate the pay mix for the CEO and the average pay mix for the other NEOs as of December 31, 2023.

86% Performance Based
68% Long-term Incentive
18% Annual Incentive
14% Base Salary
CEO

72% Performance Based
52% Long-term Incentive
20% Annual Incentive
28% Base Salary

Other NEOs

Program Design
We have designed our executive compensation elements to be balanced and simple, placing emphasis on consistent, sustainable and superior absolute and relative performance. The following elements deliver our executive total direct compensation: base salary, annual incentive and LTI.

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BASE SALARY. Base salary is targeted to approximate the median of a peer group made up of companies of similar business profile and size and to reflect individual performance and internal considerations.
ANNUAL INCENTIVE. 2023 annual incentive awards are based on the achievement of Annual Incentive EPS (70% of annual incentive) and Annual Incentive Utility (30% of annual incentive) goals. For more information, see The Elements of Our Executive Compensation Program, Cash Compensation and Plan Performance Factor below.
We pay an annual incentive only if the results meet or exceed the threshold performance levels approved by the Compensation Committee by January of each year. In 2023, Annual Incentive EPS was used to determine the financial annual incentive payout while Annual Incentive Utility, a measure of our operational success on metrics relating to People, Planet, and Profit, was used to determine the operational annual incentive payout. The Compensation Committee viewed success on these metrics as the building blocks for growing the value of the Corporation and as good indicators of how well we are executing our customer-focused strategy. We place more weight on Annual Incentive EPS to reflect the Corporation’s and shareholders’ focus on EPS growth and to align our performance objectives and incentive allocation with our Peer Group and our utility-focused strategy. The 2023 Annual Incentive Utility goals are the same operating metrics under the Consumers’ Annual Employee Incentive Compensation Plan (“Consumers Incentive Plan”). The Compensation Committee included the Annual Incentive Utility metric in the 2023 annual incentive plan because the Compensation Committee believes that this alignment with operational performance and the broader utility employee population is an important aspect of our program design.
The six operating goals under the Annual Incentive Utility metric are focused on People, Planet and Profit to further emphasize our commitment to our strategy and represent sustainability items material to our strategy. See The Elements of Our Executive Compensation Program below for additional details on the operational targets.
LONG-TERM INCENTIVE. The LTI program consists of performance-based restricted stock (75% of total target LTI) and tenure-based restricted stock (25% of total target LTI).
The 2023 performance-based portion is eligible to vest after three years dependent upon our TSR performance and LTI EPS growth (each weighted equally) relative to the Performance Peer Group. The 2023 LTI program is distinct from the annual incentive plan in that it focuses on relative multi-year performance rather than absolute one-year performance. The tenure-based portion vests on the third anniversary of the award date.
Our 2023 LTI program is based on relative TSR performance and relative LTI EPS growth because the Compensation Committee believes that these measures offer a head-to-head comparison of how well our management team performed compared to other management teams in our industry and further motivate management to increase shareholder and customer value through stock price and earnings growth.
We tie a portion of equity compensation to vesting based on continued employment. The tenure-based restricted stock helps build executive share ownership and alignment with shareholders while serving as an additional retention mechanism that is not subject to the year-to-year fluctuations of any performance measurement, although the value is subject to the performance of our stock price.
In 2023, the performance-based restricted stock awards granted in 2021 completed the three-year performance period, with the post-performance period tenure-based vesting satisfied in early 2024. The 2021 performance-based restricted stock awards vested based upon the relative TSR and LTI EPS growth performance during the performance period (January 1, 2021 to December 31, 2023). Our TSR for the three-year performance period (January 1, 2021 to December 31, 2023) was 7% while the median TSR for our Performance Peer Group was 12%, placing CMS, by comparison, in the 38th percentile. Our LTI EPS growth for the three-year performance period (January 1, 2021 to December 31, 2023) relative to the Performance Peer Group is not expected to be known until after March 22, 2024.

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Enable Us to Compete for and Secure Top Executive Talent
Shareholders and customers are best served when we can attract, retain and motivate talented executives. We create a compensation package for NEOs that delivers total compensation generally targeted to approximate the 50th percentile of the market. The Compensation Peer Group consists of energy companies deemed comparable in business focus and size to CMS with which we might compete for executive talent. The Compensation Committee also reviews size-adjusted public utility sector and general industry data, where comparable positions are identifiable.
Annually, the Compensation Committee engages a consultant to provide advice and information regarding compensation practices of the Compensation Peer Group as well as additional information from published surveys of compensation in the public utility sector and general industry.
During the Compensation Committee’s review of the CEO’s and other officers’ compensation levels, the Compensation Committee considered the advice and information received from Pay Governance LLC (“Pay Governance”), the Compensation Committee’s independent compensation consultant; however, the Compensation Committee was ultimately responsible for determining the form and amount of executive compensation. During the time that Pay Governance has been engaged as the compensation consultant, Pay Governance has not performed any services on behalf of management or otherwise been considered to have a conflict of interest regarding CMS or Consumers. The Compensation Committee must direct and approve any work Pay Governance may undertake on behalf of management.
Reward Measurable Results
Base salary is reviewed annually and may be adjusted based on a variety of factors including each NEO’s overall performance (both individual and functional) and tenure. The CEO recommends annual base salary adjustments and annual restricted stock awards for all officers, other than the CEO. When making adjustments, the Compensation Committee considers the CEO’s recommendations, along with Compensation Peer Group data, internal equity, tenure and other market data from surveys provided by the independent compensation consultant. CEO base salary is determined solely by the Compensation Committee based on, among other factors, Compensation Peer Group data, other market data and overall Corporation and CEO performance.
Annual incentives, the other form of cash compensation, provide for award opportunities to each NEO under the Annual Incentive Plan. The Annual Incentive Plan pays incentives on the basis of performance during a one-year performance period. Performance objectives under the Annual Incentive Plan are finalized at the start of each year through an iterative process. Management, including executive officers, develops preliminary recommendations for the Compensation Committee’s review and approval. For 2023, the Annual Incentive Plan targeted awards varied from 65% to 125% of each NEO’s base salary, but payouts could range from zero to 200% of that target level depending on performance against specific corporate performance goals.
For 2023, 75% of the equity compensation granted to the NEOs was performance-based, designed to reward measurable results. Vesting of such awards is subject to the achievement of relative TSR performance and relative LTI EPS growth goals, weighted equally, over a three-year performance period of January 1, 2023 to December 31, 2025.
The table below illustrates the manner in which: (a) the overall mix of target total direct compensation was allocated between variable at-risk and fixed elements for each NEO; (b) variable at-risk compensation was allocated between annual and long-term incentives; and (c) target total direct compensation was allocated between cash and equity. Variable at-risk pay is generated from shareholder funds and is not included in the rates of Consumers’ electric and gas customers.

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2023 TARGET TOTAL DIRECT COMPENSATION MIX TABLE (1)
CEO

	Percent of Total Direct Compensation That is:		Percent of Variable At-risk Total Direct Compensation That is:		Percent of Total Direct Compensation That is:
	Variable At-risk (2)	Fixed (3)	Annual (4)	Long-term (5)	Cash-based (6)	Equity-based (7)
Garrick J. Rochow	86%	14%	21%	79%	32%	68%
All Other NEOs

	Percent of Total Direct Compensation That is:		Percent of Variable At-risk Total Direct Compensation That is:		Percent of Total Direct Compensation That is:
	Variable At-risk (2)	Fixed (3)	Annual (4)	Long-term (5)	Cash-based (6)	Equity-based (7)
Rejji P. Hayes	76%	24%	25%	75%	43%	57%
Brandon J. Hofmeister	69%	31%	29%	71%	51%	49%
Shaun M. Johnson	71%	29%	30%	70%	50%	50%
LeeRoy Wells Jr.	71%	29%	29%	71%	50%	50%
(1)For purposes of this table, (i) total direct compensation includes the sum of actual base salary, Annual Incentive Plan target amount and the market value determined on the date of grant (assuming performance-based restricted stock at target and excluding dividend equivalents) of the Stock Plan equity awards and (ii) Annual Incentive Plan and Stock Plan equity award values are each shown at target.
(2)Amounts in this column represent Annual Incentive Plan plus Stock Plan equity award value (performance and tenure) divided by total direct compensation.
(3)Amounts in this column represent base salary divided by total direct compensation.
(4)Amounts in this column represent Annual Incentive Plan divided by Annual Incentive Plan plus Stock Plan equity award value.
(5)Amounts in this column represent Stock Plan equity award value divided by Annual Incentive Plan plus Stock Plan equity award value.
(6)Amounts in this column represent base salary plus Annual Incentive Plan divided by total direct compensation.
(7)Amounts in this column represent Stock Plan equity award value divided by total direct compensation.
Be Fair and Competitive
We strive to create a compensation program that is fair and competitive, both internally and externally. This is accomplished by evaluating each NEO’s individual performance and by comparing the NEOs’ compensation to:
•officers of the Compensation Peer Group (as well as other market data as described above), as a means to measure external competitiveness and
•other senior employees of CMS, as a means to assess internal fairness.
USE OF TALLY SHEETS. At least annually, the Compensation Committee reviews tally sheets for each of the NEOs. These tally sheets reflect all components of compensation, including base salary, annual incentives and LTI compensation, retirement benefits, deferred compensation benefits, death benefits and benefits or payments that would be payable in connection with a termination of employment or change-in-control. Tally sheets are provided to the Compensation Committee to show how various compensation and benefit amounts are interrelated and how a change in one component of compensation impacts other components and to enable the Compensation Committee to quantify amounts payable upon various termination scenarios.
The overall purpose of these tally sheets is to consolidate all of the elements of actual and potential future compensation of the NEOs, as well as information about wealth accumulation. Using tally sheets, an analysis can be made of both the individual elements of compensation (including the compensation mix) and the aggregate total amount of actual and projected compensation. Tally sheet information is used in various aspects of the

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analysis and compensation decision-making process including consideration of our management team’s internal pay equity.
Competitive Data
The Compensation Peer Group data, where available by position, serves as the primary reference point for pay comparisons of utility-specific roles. Broader survey data and published proxy data are also provided by the compensation consultant as a point of reference for utility specific roles and comparisons of general industry roles (primarily for staff positions). Where available by position, Pay Governance also gathers compensation data from Willis Towers Watson’s Energy Services Executive Database (which includes approximately 50 investor-owned utilities) and Willis Towers Watson’s General Industry Executive Database (which includes more than 500 participating companies), which it size-adjusts based on CMS’ revenues to provide additional market context to the Compensation Peer Group. In selecting members of the Compensation Peer Group, financial and operational characteristics are considered by the Compensation Committee. The criteria for selection of the Compensation Peer Group for 2023 included comparable revenue (with 2022 revenues ranging from approximately .39x to 2.04x CMS), relevant industry characteristics, business mix (revenue mix between regulated and non-regulated operations) and availability of compensation and financial performance data.
The 2023 Compensation Peer Group is composed of the companies set forth below. The 2023 Compensation Peer Group is unchanged from the Compensation Peer Group used to evaluate 2022 compensation decisions.

Alliant Energy Corporation	Edison International	Pinnacle West Capital Corporation
Ameren Corporation	Entergy Corporation	PPL Corporation
Atmos Energy Corporation	Eversource Energy	Public Service Enterprise Group Incorporated
CenterPoint Energy, Inc.	Hawaiian Electric Industries, Inc.	Sempra Energy
Consolidated Edison, Inc.	NiSource Inc.	WEC Energy Group, Inc.
DTE Energy Company	OGE Energy Corp.	Xcel Energy Inc.
The Compensation Committee recognizes that there is a difference between the companies against which we compete for executive talent (“Compensation Peer Group”) and the companies against which we compete for capital (“Performance Peer Group”) and, therefore, uses different peer groups for these two different purposes. For this reason, the Compensation Committee approved the use of the Compensation Peer Group shown above for evaluating 2023 NEO compensation decisions and a larger peer group, the Performance Peer Group shown below, for measuring relative TSR performance and EPS growth. The Compensation Committee’s rationale for using two peer groups is to provide appropriate comparative companies relative to the different attributes being evaluated for compensation and relative performance purposes. In addition, the larger Performance Peer Group considered by the Compensation Committee was intended to provide for better gradation of resulting performance position than the Compensation Peer Group could have, given its size.
For awards made in 2023, the Performance Peer Group was composed of the publicly traded utilities included in the S&P 500 and S&P Midcap 400 indexes. If a Performance Peer Group company is no longer trading as of the LTI vesting date, it is excluded from the LTI performance calculation. As of the 2023 LTI grant dates, the Performance Peer Group consisted of the following companies:

CMS ENERGY 2024 PROXY STATEMENT	45

ALLETE, Inc.	Essential Utilities, Inc.	Ormat Technologies, Inc.
Alliant Energy Corporation	Evergy, Inc.	PG&E Corporation
Ameren Corporation	Eversource Energy	Pinnacle West Capital Corporation
American Electric Power Company, Inc.	Exelon Corporation	PNM Resources, Inc.
American Water Works Company, Inc.	FirstEnergy Corp.	Portland General Electric
Atmos Energy Corporation	Hawaiian Electric Industries, Inc.	PPL Corporation
Black Hills Corporation	IdaCorp, Inc.	Public Service Enterprise Group Incorporated
CenterPoint Energy, Inc.	National Fuel Gas Company	Sempra Energy
Consolidated Edison, Inc.	New Jersey Resource Corp.	Southwest Gas Holdings, Inc.
Constellation Energy Corporation	NextEra Energy, Inc.	The Southern Company
Dominion Energy, Inc.	NiSource Inc.	The AES Corporation
DTE Energy Company	Northwestern Corporation	Spire Inc.
Duke Energy Corporation	NRG Energy, Inc.	UGI Corporation
Edison International	OGE Energy Corp.	WEC Energy Group, Inc.
Entergy Corporation	ONE Gas, Inc.	Xcel Energy Inc.
The Elements of Our Executive Compensation Program
This section describes the various elements of our compensation program for NEOs, together with a discussion of various matters relating to those items, including why we chose to include the items in the compensation program.
Cash Compensation
Cash compensation is paid in the form of base salary and annual incentive. Our 2023 compensation program for NEOs was designed so that the percentage of target cash compensation for the NEOs is comparable to the median of the Compensation Peer Group. That strategy resulted in cash-based compensation (as a percentage of target total direct compensation) representing approximately 32% for the CEO and 43% to 51% for the other NEOs. The components making up the cash portion of total direct compensation are described in more detail below.
BASE SALARY. Base salary is included in the NEO’s annual compensation package because we believe it is appropriate that some portion of NEO compensation be provided in a form that is fixed and liquid. Base salary is also universally offered by the Compensation Peer Group. Each January, the Compensation Committee determines the base salary for each then-serving NEO. In addition, base salaries may be adjusted during the year to reflect changes in job responsibilities or promotions. Changes in base salary year-over-year are dependent on comparison to market data, past performance and expected future contributions of each individual. The annual increases in base salaries for NEOs between 2022 and 2023 were as follows:

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	2022 Base Salary (1)	2023 Base Salary (1)	Percentage Increase (2)
Garrick J. Rochow	$1,150,000	$1,235,000	7.4% (3)
Rejji P. Hayes	$775,000	$790,000	1.9%
Brandon J. Hofmeister	$525,000	$535,000	1.9%
Shaun M. Johnson	$540,000	$565,000	4.6%
LeeRoy Wells Jr.	$475,000	$545,000	14.7% (4)
(1)Represents annual base salary level, in effect on December 31st of each year.
(2)Annual increase is due to an annual merit increase and market adjustment. When making merit increases and market adjustments for 2023, the Compensation Committee considered internal pay equity, tenure, market data from the Compensation Committee’s independent compensation consultant and individual performance.
(3)Annual increase is due to an annual merit increase and market adjustment of 7.4% to bring closer to the market median, effective January 1, 2023 for Rochow.
(4)Annual increase is due to an annual merit increase and market adjustment of 14.7% to bring closer to the market median, effective January 1, 2023 for Wells Jr.
ANNUAL INCENTIVE. We use performance-based cash incentives as an element of compensation because they enable us to provide an incentive to the NEOs to accomplish specific performance priorities for CMS and provide additional cash compensation only if performance goals approved by the Compensation Committee are achieved. Generally, the threshold, target and maximum performance goals are set so that the difficulty in achieving a payout is consistent from year to year. For 2023, the Annual Incentive Plan was based on our success in achieving established earnings per share and utility operating goals described further below. The earnings per share performance goals are set at levels reflecting our budgeted performance and targeted growth and are based on historical and forecasted financial performance and analysis of peer performance goal guidelines.
The operational utility measures are set based on the strategic priorities to serve our customers. The target goals for each measure are set to provide a balance between areas where significant improvement is needed and where continuous improvement is required to provide safe, reliable, affordable service while strategically positioning us for sustainable operation. Operational targets are approved annually by the Compensation Committee in November for the following performance year.
The Annual Incentive Plan allows the Compensation Committee to exercise discretion to reduce or eliminate payouts and to increase payouts, up to 20%, when deemed warranted by the Compensation Committee.
Incentive payout ranges under the Annual Incentive Plan were approved in January 2023 by the Compensation Committee. In determining the payout ranges of incentives, the following factors were considered:
•the threshold, target and maximum incentive levels and incentives paid in recent years;
•the relative importance, in any given year, of each performance goal established pursuant to the Annual Incentive Plan; and
•the advice of the compensation consultant as to compensation practices at other companies in the Compensation Peer Group and within the utility industry.
Payments under the Annual Incentive Plan EPS goal can range, on the basis of performance, from 17.5% (threshold) to 200% (maximum) of the target incentive or may not occur if threshold criteria are not satisfied. Payments under the Annual Incentive Utility goal can range, on the basis of performance from 1.25% (threshold) to 175% (maximum).
ANNUAL AWARD FORMULA. Annual awards for each eligible officer are based upon a Target Award Percentage of the officer’s base salary for the performance year and are calculated and made as follows:
Individual Award = Base Salary X Target Award Percentage X Plan Performance Factor.

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The Target Award Percentages for officers are determined annually by the Compensation Committee as discussed above. Target Award Percentages of base salary for NEOs in 2023 were as follows:

Garrick J. Rochow (1)	125%
Rejji P. Hayes	80%
Brandon J. Hofmeister	65%
Shaun M. Johnson	75%
LeeRoy Wells Jr.	70%
(1) Target Award Percentage increased by 5% compared to 2022 to align with the market competitive rate for the position.

PLAN PERFORMANCE FACTOR. We refer to Annual Incentive EPS and Annual Incentive Utility performance under the Annual Incentive Plan as the “Plan Performance Factor.”
For 2023, Annual Incentive EPS performance constituted 70% of the Plan Performance Factor and Annual Incentive Utility performance constituted the remaining 30% of the Plan Performance Factor. The Compensation Committee believes that the allocation between financial earnings per share and utility operational performance aligns our performance objectives with the Compensation Peer Group and our utility-focused strategy. The Annual Incentive EPS and Annual Incentive Utility metrics are deemed by the Compensation Committee to be key measures of CMS’ financial and operational success and are used to measure and assess performance.
Under the Annual Incentive Plan, Annual Incentive EPS (CMS Adjusted (non-GAAP) EPS) is determined in accordance with GAAP, adjusted to exclude the following, if applicable:
•gains or losses on asset sales which have been excluded from adjusted EPS or are greater than or equal to 2% of adjusted EPS;
•changes in accounting principles resulting from new or revised accounting standards not included in the budget;
•large restructuring and severance expenses greater than $5 million or equal to $0.01 of EPS;

•3rd party costs related to the Business Optimization initiative (greater or equal to $0.01 of EPS);
•legal and settlement costs or gains related to previously sold assets;
•regulatory recovery for prior year changes;
•changes in legacy tax reform;
•changes in federal tax policy; and
•unrealized gains or losses, recognized in net income, from mark-to-market adjustments related to NorthStar Clean Energy's interest expense.
These adjustments relate to unusual events affecting CMS or its financial statements and were not deemed reflective of our day-to-day operational results.
Plan Performance Results
The following is the payout table for the Annual Incentive EPS goal for 2023.

	Payout Range	Target	Actual (GAAP) Results	Annual Incentive Results	Payout Achievement (%)
Annual Incentive EPS	$2.95 -$3.25	$3.06	$3.01	$3.11	140%

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2023 Annual Incentive EPS was $3.11 which is above the target of $3.06, resulting in achievement of a 140% payout for this metric. See appendix for reconciliation of GAAP earnings to Annual Incentive EPS results. The following table sets forth the performance metrics under the Annual Incentive Utility component of the 2023 Annual Incentive Plan

TYPE		2023 Measure	Goal Weighting	Award Payout
EMPLOYEE INCENTIVE COMPENSATION PLAN (EICP) GOALS	PEOPLE	Employee Safety a)Recordable Incidents Rate b)High-Risk Injuries (1) AND Zero Fatalities	a)1.5% b)3.5%	a) 61% b)175%
		Culture Index a)Employee Empowerment Index, AND b)Employee Engagement Index, AND c)Diversity Equity & Inclusion Index	5%	0%
		Customer Experience Index (CXi) (Survey measuring customer experience - Forrester)	5%	0%
		Electric Reliability SAIDI (System Average Interruption Duration Index)	5%	85%
		Waste Elimination (Operating & maintenance savings through waste elimination)	5%	175%
	PLANET	Methane Emission Reduction (Reduce fugitive methane emissions associated with gas distribution)	5%	164%
				TOTAL 94%
(1) High-Risk injuries are recordable or non-recordable injury caused by a release of high energy.

Annual Incentive Utility results are shown in the chart above, resulting in achievement of a 94% payout for this metric.
Total payout for the 2023 Annual Incentive Plan, which the Committee determined did not warrant adjustment, was:

Payout Achievement (%)
Annual Incentive EPS	98% (140% achievement X 70% weighting)
Annual Incentive Utility	28% (94% achievement X 30% weighting)
Total Payout	126%
Equity Compensation
We have generally followed a practice of granting all equity awards to our officers on a single date each year. We do not have any program, plan or practice to time annual equity awards to our executives in coordination with the release of material non-public information. In 2023, annual equity awards were made to the NEOs in January and are planned to be made in January on an on-going basis. This enables the Compensation Committee to review total compensation holistically at one time and adjust the levels of various compensation elements and compensation mix deemed as necessary for each individual.

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STOCK PLAN. As previously indicated, we provide a substantial portion of NEO compensation in the form of equity awards because we believe that such awards serve to align the interests of NEOs with our shareholders and customers. Equity awards to the NEOs are made pursuant to our Stock Plan. The Stock Plan permits awards in the form of stock options, incentive options, stock appreciation rights, restricted stock, restricted stock units, phantom shares and performance units. The minimum vesting period under the Stock Plan is 36 months for restricted stock, stock options and stock appreciation rights, subject to earlier vesting for a qualifying termination of employment. No dividends are paid on unvested performance-based stock awards. In lieu of dividends, recipients receive additional shares of restricted stock that vest based on the same performance measures and vesting conditions applicable to the underlying restricted stock.
AWARD OF PERFORMANCE-BASED RESTRICTED STOCK. At the present time, we believe that performance-based restricted stock (also known as performance shares) is an effective form of equity compensation because of the alignment it is intended to create with shareholders. After the vesting, there is no holding period requirement as long as specific stock ownership guidelines have been met by the NEO; see Corporate Governance as it Relates to Executive Compensation, Stock Ownership Guidelines, below. The Stock Plan also contains a clawback provision; see Corporate Governance as it Relates to Executive Compensation, Clawback Provisions, below.
Three-quarters of the restricted stock awards are performance-based and one-quarter is tenure-based in order to link a significant portion of each NEO’s compensation to the long-term performance of the Corporation. The performance criteria for the performance-based restricted stock awards are a comparison of relative TSR performance and EPS growth to the same criteria of the Performance Peer Group, each weighted equally, utilizing the following relative pay to performance schedule:

Achievement Level	Peer Group	Award Level
Minimum	30th Percentile	50%
Target	Median	100%
70th Percentile	70th Percentile	150%
Maximum	90th Percentile	200%
The 20-day stock price averages preceding and including the award date and preceding and including the three-year anniversary of the award date are used to determine the relative TSR performance. The EPS growth is determined over the three-year performance period beginning with the start of the fiscal year of the grant and ending at the close of the third fiscal year. The 2023 tenure-based awards vest if the NEO remains employed by the Corporation on the three-year anniversary of the date of the award, subject to prorated vesting upon an earlier retirement or termination due to disability. Shares are sold at the time of vesting to cover tax withholdings.
PLAN PERFORMANCE FACTOR. Under the LTI, CMS Adjusted (non-GAAP) Earnings Per Share (“LTI EPS”) is determined in accordance with GAAP, adjusted to exclude the following, if applicable:
•gains or losses on asset sales which have been excluded from adjusted EPS or are greater than or equal to 2% of adjusted EPS;
•changes in accounting principles resulting from new or revised accounting standards not included in the budget;
•large restructuring and severance expenses greater than $5 million or equal to $0.01 of EPS;
•3rd party costs related to the Business Optimization initiative (greater or equal to $0.01 of EPS);
•legal and settlement costs or gains related to previously sold assets;
•regulatory recovery for prior year changes;
•changes in legacy tax reform;

CMS ENERGY 2024 PROXY STATEMENT	50

•changes in federal tax policy; and
•unrealized gains or losses, recognized in net income, from mark-to-market adjustments related to NorthStar Clean Energy Company's interest expense.
CAP ON PAYOUT. If absolute TSR performance or LTI EPS growth is negative for the three-year performance period, the total payout for the three-year performance period cannot exceed 100% of the target award based on relative TSR performance or LTI EPS growth as compared to the Performance Peer Group.
RELATIVE TO PERFORMANCE RESULTS. In 2023, the performance-based restricted stock awards granted in 2020 completed the three-year performance period (January 2020 to December 2022) and service requirements. The 2020 performance-based restricted stock awards vested based upon our relative TSR and LTI EPS growth performance. Our TSR for the three-year performance period was 9% while the median TSR for our Performance Peer Group was 11%, placing CMS, by comparison, at the 47th percentile. Our LTI EPS growth for the three-year performance period was 24% while the median EPS growth for our Performance Peer Group was 12%, placing CMS, by comparison, at the 78th percentile. This resulted in performance-based restricted stock awards vesting at 91.4% for TSR and 169.6% for LTI EPS growth.
In 2024, the performance-based restricted stock awards granted in 2021 completed the three-year performance period (January 2021 to December 2023) and service requirements. The 2021 performance-based restricted stock awards vested based upon our relative TSR and EPS growth performance. Our TSR for the three-year performance period was 7% while the median TSR for our Performance Peer Group was 12%, placing CMS, by comparison, in the 38th percentile, resulting in a vesting level of 71.1% of target. Our EPS growth for the three-year performance period was 26%. Our EPS growth for the three-year performance period (January 1, 2021 to December 31, 2023) relative to the Performance Peer Group is not expected to be known until after March 22, 2024.
In determining the amount of equity compensation that is provided to each NEO in a given year, we consider factors such as retention and incentive practices, the relative percentages of cash and equity paid by the Compensation Peer Group and other market data. Based on these factors, the CEO recommends to the Compensation Committee restricted stock awards for the NEOs, other than the CEO. The Compensation Committee reviews and approves or modifies the equity grants to the other NEOs. CEO restricted stock awards are determined by the Compensation Committee based principally on overall CEO performance and Compensation Peer Group data.
Adjustments in 2023 equity target awards as compared to 2022 were intended to better align equity awards with the market.
OPTION GRANTING PRACTICES. There have been no stock option grants since August 2003 and there are no outstanding options. The Compensation Committee periodically considers the use of stock options as part of the current compensation package for officers but has determined not to include stock options for LTI at this time. If a stock option were to be granted, the Stock Plan prohibits:
•re-pricing of stock options by reducing the exercise price;
•buy-backs; and
•cancellation of previously granted stock options and subsequent re-grant at a lower exercise price than the canceled stock option.
Perquisites
As part of our competitive compensation plan, the NEOs are eligible for limited perquisites provided by or paid for by us, which include an annual executive physical examination, security and technology services and relocation expenses. Perquisites provided to the NEOs are reviewed on a regular basis. No NEO incurred relocation expenses in 2021 through 2023.

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Physical Examination
The annual physical examinations for all NEOs are at a facility of our choosing and at our expense. The Compensation Committee believes that it is an effective method of protecting the NEOs and us from preventable health-related disruptions.
Post-Termination Compensation
SEVERANCE AND CHANGE-IN-CONTROL BENEFITS. All active NEOs are eligible to receive severance payments and other benefits if the officer’s employment terminates for a qualifying event or circumstance as well as change-in-control benefits upon a qualifying event or circumstance after there has been a change-in-control of CMS. For additional information regarding severance and change-in-control benefits, including a definition of key terms and a quantification of benefits that would have been received by the NEOs had a qualifying termination or change-in-control occurred on December 31, 2023, see Potential Payments upon Termination or Change-in-Control, below.
We believe that these severance and change-in-control arrangements are an important part of our executive compensation program and will help to secure the continued employment and dedication of the NEOs, notwithstanding any concern they may have regarding their own continued employment, prior to or following a change-in-control. These agreements are useful for recruitment and retention as nearly all members of the Compensation Peer Group have comparable terms and conditions in place for their senior employees.
Deferred Compensation Plans
We have two deferred compensation plans that allow certain employees, including the NEOs, to defer receipt of base salary and/or incentive payments: Deferred Salary Savings Plan (“DSSP”) and the Annual Incentive Plan. The Annual Incentive Plan allows for deferral of up to 100% of the annual incentive award. CMS does not match incentive amounts that are deferred pursuant to the Annual Incentive Plan. Participants have only an unsecured contractual commitment from us to pay the amounts due under both the DSSP and the Annual Incentive Plan. For additional information regarding the DSSP, see DSSP, under Narrative to 2023 Nonqualified Deferred Compensation Table, below.
We offer these plans to be competitive with market practice and to permit highly taxed employees to defer the obligation, at their discretion, to pay taxes on certain elements of compensation that they are entitled to receive. The provisions of the DSSP and the Annual Incentive Plan permit them to do this while also receiving investment returns on deferred amounts. We believe these benefits are useful as retention and recruitment tools as many of the Compensation Peer Group companies provide similar plans to their senior employees.
Tax Qualified Retirement Plans
The Corporation sponsors tax-qualified retirement savings plans that cover a broad group of employees.
Cash Balance Plan
An interim Cash Balance Plan was in effect for salaried employees hired between July 1, 2003 and August 31, 2005. The Cash Balance Plan is a funded, tax-qualified, noncontributory defined-benefit plan. Benefits under the Cash Balance Plan are based on employees’ earnings and placed in a notional account that grows at a prescribed interest rate and is payable from the general assets of the pension fund. Rochow is a participant in the Cash Balance Plan. All employees in the Cash Balance Plan are now participants in the Defined Company Contribution Plan.
Defined Company Contribution Plan
Salaried employees, including NEOs, hired after June 30, 2003 (including anyone previously eligible for the Cash Balance Plan), are eligible to participate in the Defined Company Contribution Plan (“DCCP”), a tax-qualified, noncontributory, defined contribution plan. We provide a contribution ranging from 5% to 7% of regular compensation based on tenure to the DCCP on behalf of the employee. All of the NEOs are covered under the DCCP. For additional information regarding the DCCP, see DCCP, under Narrative to 2023 All Other Compensation Table, below.

CMS ENERGY 2024 PROXY STATEMENT	52

Defined Contribution Supplemental Executive Retirement Plan
The Corporation maintains a supplemental executive retirement plan that allows certain employees, including eligible NEOs, to receive benefits in excess of the benefits that would be payable under the DCCP. The Defined Contribution Supplemental Executive Retirement Plan (“DC SERP”) is a nonqualified tax deferred defined contribution plan established for employees, including NEOs, not eligible to participate in the Corporation's Defined Benefit SERP due to the employee’s hire or promotion date. Each of the NEOs participate in the DC SERP. For additional information, see DC SERP, under Narrative to 2023 Nonqualified Deferred Compensation Table, below.
We believe that our retirement plans, including the DC SERP, are a useful part of the NEO compensation program and assist in the retention of our senior executives since benefits increase for each year that these executives remain employed by us and continue their work on behalf of our shareholders and customers. The DC SERP is designed to provide a predictable retirement income, while the equity plan is performance-based and variable and is designed to align the interests of NEOs with our shareholders and customers. Further, we believe both long-term focused plans are consistent with typical market practice and supportive of the philosophy to provide a competitive NEO compensation program.
Employees’ Savings Plans
Under the Employees’ Savings Plan for Consumers and affiliated companies, a tax-qualified defined contribution retirement savings plan (“Savings Plan”), participating employees, including NEOs, may contribute a percentage of their regular earnings into their Savings Plan accounts. For additional information, see Savings Plan, under Narrative to 2023 All Other Compensation Table, below. We maintain the Savings Plan for our employees, including the NEOs, because we wish to encourage our employees to save some percentage of their cash compensation for their eventual retirement. The Savings Plan permits employees to make such savings in a manner that is relatively tax-efficient.
Corporate Governance as it Relates to Executive Compensation
Stock Ownership Guidelines
We have established stock ownership guidelines for our officers. These guidelines require our officers to establish and maintain or maintain an equity stake in CMS and thereby more closely link their interests with those of our shareholders. These stock ownership guidelines provide that, within five years of becoming an officer or receiving a promotion to a higher ownership requirement, each officer must own shares of CMS common stock with a value of one to six times base salary, depending on his or her position. Shares of performance-based restricted stock and stock options are not counted toward stock ownership guidelines. All of our NEOs were in compliance with these guidelines as of December 31, 2023.
The following table illustrates the required NEO stock ownership guidelines for our NEOs:

Garrick J. Rochow	6X base salary
Rejji P. Hayes	3X base salary
Brandon J. Hofmeister	2X base salary
Shaun M. Johnson	2X base salary
LeeRoy Wells Jr.	2X base salary

CMS ENERGY 2024 PROXY STATEMENT	53

Failure of an officer to comply with the guidelines will result in the following:
•all future restricted stock awards will have sale restrictions until compliance is achieved;
•if after three years, an officer is not actively making progress toward the guidelines, 50% of any annual incentive may be paid in shares of restricted stock at the discretion of the Compensation Committee;
•after the compliance deadline, officers will not be authorized to sell shares of CMS common stock if such a sale would cause them to drop below the ownership guidelines; and
•after the compliance deadline, all or a portion of any annual incentive will be paid in shares of restricted stock as necessary to bring the officer into compliance with the ownership guidelines.
Succession Planning and Management Development
The Compensation Committee oversees and regularly evaluates leadership succession planning practices and results. The Compensation Committee regularly reports to the Board on succession planning and advises on policies and principles for executive officer selection.
Management’s Role
Management works closely with the Compensation Committee in the executive compensation process. Excluding the CEO’s compensation, management’s responsibilities include:
•recommending performance measures and metrics that are formulated based on our corporate strategy and priorities;
•reporting executive performance evaluations;
•recommending base salary levels and other compensation, including equity awards; and
•recommending appointment of executives.
The CEO’s compensation is determined solely by the Compensation Committee, which bases its decisions on performance and market studies along with participation and recommendations from its independent outside consultant.
Clawback Provisions
In 2023, the Compensation Committee adopted a clawback policy to comply with SEC and NYSE listing rules (the "Dodd-Frank Clawback Policy"). Under the Dodd-Frank Clawback Policy, the Corporation is required in certain situations to recoup incentive compensation paid or payable to certain current or former executive officers of the Corporation, including the NEOs, in the event of an accounting restatement due to the Corporation’s material noncompliance with any financial reporting requirement under the securities laws. Prior to the Dodd-Frank Clawback Policy, the Compensation Committee had approved “clawback” provisions for certain compensation and benefit plans, which may apply in circumstances not covered by the Dodd-Frank Clawback Policy. These additional clawback provisions continue to provide the Compensation Committee with the discretion to require the forfeiture and return of past benefits or awards if there is a restatement of financial results. The Compensation Committee may also, at its discretion, require a return of a benefit or award in the event of a mistake or accounting error in the calculation of such benefit or award.

CMS ENERGY 2024 PROXY STATEMENT	54

COMPENSATION AND HUMAN RESOURCES COMMITTEE REPORT
The Compensation Committee of the Board of Directors of CMS and Consumers oversee CMS’ and Consumers’ compensation programs on behalf of the Board. In fulfilling their oversight responsibilities, the Compensation Committee reviewed and discussed with management the Compensation Discussion and Analysis set forth in this Combined Proxy Statement.
In reliance on the review and discussions referred to above, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in CMS’ and Consumers’ Annual Report on Form 10-K for the fiscal year ended December 31, 2023, and CMS’ and Consumers’ Combined Proxy Statement on Schedule 14A relating to CMS’ and Consumers’ 2024 Annual Meeting of Shareholders each of which will be or has been filed with the SEC.
COMPENSATION AND HUMAN RESOURCES COMMITTEE
Kurt L. Darrow (Chair)
Jon E. Barfield
William D. Harvey
Ronald J. Tanski

CMS ENERGY 2024 PROXY STATEMENT	55

2023 COMPENSATION TABLES
2023 Summary Compensation Table
The following table contains compensation information for the NEOs of CMS and Consumers for 2023 and, to the extent required by SEC executive compensation disclosure rules, 2022 and 2021.
2023 SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary (1)	Stock Awards (2)	Non-Equity Incentive Plan Compensation (3)	Change in Pension Value and Nonqualified Deferred Compensation Earnings (4)	All Other Compensation (5)	Total
(a)	(b)	($) (c)	($) (e)	($) (f)	($) (g)	($) (h)	($) (i)
Garrick J. Rochow President and CEO, CMS and Consumers	2023	1,235,000	6,033,036	1,945,125	198	423,851	9,637,210
	2022	1,150,000	5,265,456	1,987,200	107	303,431	8,706,194
	2021	1,050,000	4,601,980	953,925	78	265,085	6,871,068
Rejji P. Hayes (6) Executive Vice President and CFO, CMS and Consumers	2023	790,000	1,936,135	796,320	—	233,154	3,755,609
	2022	768,836	1,721,432	885,699	—	210,712	3,586,679
	2021	700,000	2,231,292	442,400	—	269,066	3,642,758
Brandon J. Hofmeister (7) Senior Vice President, CMS and Consumers	2023	535,000	877,706	438,165	—	143,337	1,994,208
	2022	525,000	810,105	491,400	—	114,174	1,940,679
	2021	—	—	—	—	—	—
Shaun M. Johnson Senior Vice President, CMS and Consumers	2023	565,000	1,006,849	533,925	—	157,421	2,263,195
	2022	540,000	810,105	583,200	—	117,805	2,051,110
	2021	500,000	647,402	256,750	—	122,209	1,526,361
LeeRoy Wells Jr. (7) Senior Vice President, CMS and Consumers	2023	545,000	955,139	480,690	—	132,003	2,112,832
	2022	—	—	—	—	—	—
	2021	—	—	—	—	—	—

(1)The amounts reported in this column include amounts deferred by the NEOs.
(2)The amounts represent the aggregate grant date fair value of the awards, which, with respect to those awards with a performance component, is based upon the probable outcome of the performance conditions, determined pursuant to ASC 718 and take into account the expected CMS common stock dividend yield associated with the 2021, 2022 and 2023 awards. See Note 11, Stock-based Compensation, to the Consolidated Financial Statements included in CMS’ and Consumers’ Annual Report on Form 10-K for the year ended December 31, 2023, for a discussion of the relevant assumptions used in calculating the aggregate grant date fair value pursuant to ASC 718. The TSR vesting condition related to the performance-based restricted stock awards is considered a market condition and not a performance condition under ASC 718. Accordingly, there is no grant date fair value below or in excess of the amounts reflected in the table above that could be calculated and disclosed based on achievement of market conditions. The EPS growth vesting condition is a performance condition under ASC 718.
The 2023 grant date fair value for the EPS growth performance-based restricted stock, based on the probable achievement of the performance goals at the time of grant, was $2,190,957 for Rochow, $703,137 for Hayes, $318,756 for Hofmeister, $365,649 for Johnson and $346,854 for Wells Jr.
The grant date fair value for the EPS growth performance-based restricted stock, assuming the maximum achievement of the performance goals, would have been $4,381,914 for Rochow, $1,406,274 for Hayes, $637,512 for Hofmeister, $731,297 for Johnson and $693,708 for Wells Jr.
(3)The amounts reported in this column for 2023 consist of cash incentive awards earned in 2023 under our Annual Incentive Plan.
(4)This column does not reflect compensation paid to the NEO but instead represents the aggregate annual increase, as of December 31, 2021, December 31, 2022 and December 31, 2023, in actuarial values of each of the participating NEO’s benefits under the Cash Balance Plan. The actuarial values are calculated pursuant to Financial Accounting Standards Board Accounting Codification Topic 715, Compensation — Retirement Benefits (ASC 715), and take into account discount rates and implementation of the current 2021 mortality table. See Note 10, Retirement Benefits, to the Consolidated Financial Statements included in CMS’ and Consumers’ Annual Report on Form 10-K for the year ended December 31, 2023, for a discussion of the relevant assumptions used in determining these amounts. Rochow was covered by the Cash Balance Plan.

CMS ENERGY 2024 PROXY STATEMENT	56

(5)Detail supporting all other compensation for 2023 is reflected in the 2023 All Other Compensation Table, below.
(6)2022 Base salary is pro-rated due to a market adjustment effective February 15, 2022 for the additional responsibility for the Operations Support function.
(7)Wells Jr. was not a NEO prior to 2023 and Hofmeister was not a NEO prior to 2022.

Narrative to 2023 Summary Compensation Table
Employment Agreements
During 2023, none of the NEOs were employed pursuant to a traditional employment agreement with CMS or Consumers. Each NEO has entered into a Change-in-Control Agreement and an Officer Separation Agreement. Please see Potential Payments Upon Termination or Change-in-Control, below, for a description of such agreements.
Restricted Stock Awards
Please see Compensation Discussion and Analysis, The Elements of Our Executive Compensation Program, Equity Compensation, above for a description of the Stock Plan, pursuant to which restricted stock is awarded.
Cash Incentives
In 2023, the Compensation Committee established potential cash incentives for each of the NEOs under the Annual Incentive Plan. The amount of the potential incentive was tied to satisfaction of Annual Incentive EPS and Annual Incentive Utility targets approved by the Compensation Committee. The Annual Incentive Plan incentives were earned by the NEOs at 126% of target and are reported as “Non-Equity Incentive Plan Compensation” in the 2023 Summary Compensation Table. Please see Compensation Discussion and Analysis, The Elements of Our Executive Compensation Program, Cash Compensation, above for a description of the Annual Incentive Plan.
Salary and Incentive in Proportion to Total Compensation as Defined by the 2023 Summary Compensation Table
The NEOs generally receive from 32% to 51% of their total direct compensation in the form of base salary and cash incentive awards under our Annual Incentive Plan. As noted above, we believe that a substantial portion of each NEO’s compensation should be in the form of equity awards. We believe that our current compensation program gives the NEOs substantial alignment with shareholders, while also permitting us to provide incentive to the NEO to pursue specific annual and long-term performance goals. Please see Compensation Discussion and Analysis, Objectives of Our Executive Compensation Program, above for a description of the objectives of our compensation program and overall compensation philosophy.

CMS ENERGY 2024 PROXY STATEMENT	57

2023 All Other Compensation Table
We provide the NEOs with additional benefits that we believe are reasonable, competitive and consistent with CMS’ and Consumers’ overall executive compensation program. The following table contains information regarding these other benefits for 2023.
2023 ALL OTHER COMPENSATION TABLE

	Registrant Contributions to Employees’ Savings Plan and DCCP		Registrant Contributions to Nonqualified Deferred CompensationPlans (1)		Life InsurancePremium	ExecutivePhysical (2)	Total
Name	($)		($)		($)	($)	($)
Garrick J. Rochow	40,711	(3)	377,900	(4)	1,440	3,800	423,851
Rejji P. Hayes	36,637	(5)	191,277	(6)	1,440	3,800	233,154
Brandon J. Hofmeister	39,600	(7)	98,781	(8)	1,156	3,800	143,337
Shaun M. Johnson	39,575	(9)	112,825	(10)	1,221	3,800	157,421
LeeRoy Wells Jr.	40,812	(11)	86,213	(12)	1,178	3,800	132,003
(1)The amounts reflected in this column are also disclosed in the subsequent 2023 Nonqualified Deferred Compensation Table (column (c)).
(2)The amounts reflected in this column represent the maximum amount expended on an individual annual executive physical examination for a NEO. The maximum amount is used for all NEOs to ensure that no protected health-related information is disclosed.
(3)Includes $23,100 contributed by the Corporation under the DCCP.
(4)Includes $323,600 contributed by the Corporation under the DC SERP and $54,300 contributed by the Corporation under the DSSP.
(5)Includes $16,837 contributed by the Corporation under the DCCP.
(6)Includes $191,227 contributed by the Corporation under the DC SERP.
(7)Includes $19,800 contributed by the Corporation under the DCCP.
(8)Includes $86,481 contributed by the Corporation under the DC SERP and $12,300 contributed by the Corporation under the DSSP.
(9)Includes $19,800 contributed by the Corporation under the DCCP.
(10)Includes $98,725 contributed by the Corporation under the DC SERP and $14,100 contributed by the Corporation under the DSSP.
(11)Includes $23,100 contributed by the Corporation under the DCCP.
(12)Includes $86,213 contributed by the Corporation under the DC SERP.
Narrative to 2023 All Other Compensation Table
DCCP
Salaried employees, including NEOs, hired after June 30, 2003 are eligible to participate in the DCCP. Under the DCCP, CMS provides a contribution based on regular compensation tiered for tenure as follows: 0-5 years equals 5% (unless hired before January 1, 2016, 6%); 6-11 years equals 6% and 12 plus years equals 7%, up to the IRC compensation limit ($330,000 for 2023), to the DCCP on behalf of the employee which vests immediately and is payable upon termination of employment. Each of the NEOs participate in the DCCP and Rochow, Hayes, Hofmeister, Johnson and Wells Jr. receive contributions under the DCCP equal to 7%, 6%, 6%, 6% and 7%, respectively, of regular compensation.

CMS ENERGY 2024 PROXY STATEMENT	58

Savings Plan
Under the Savings Plan for Consumers and affiliated companies, participating employees may contribute a percentage of their regular earnings into their Savings Plan accounts. NEOs, because they are considered highly compensated, may only contribute up to 20%, subject to the IRC annual dollar limit. In addition, under the Savings Plan, an amount equal to 100% of the first 6% of employees’ regular earnings contributions are matched by the Corporation. The matching contribution is allocated among the participant employees’ investment choices. Amounts held in Savings Plan accounts may not be withdrawn prior to the employee’s termination of employment, or such earlier time as the employee reaches the age of 59½, subject to certain exceptions set forth in the IRC regulations.
2023 Grants of Plan-Based Awards Table
The following table summarizes non-equity and equity awards made to the NEOs during 2023.
2023 GRANTS OF PLAN-BASED AWARDS TABLE

		Estimated Future Payouts Under Non- Equity Incentive Plan Awards (1)			Estimated Future Payouts Under Equity Incentive Plan Awards (2)			All Other Stock Awards: Number of Shares of Stock (3) (#) (i)	Grant Date Fair Value of Stock Awards (4) ($) (j)
Name (a)	Grant Date (b)	Threshold ($) (c)	Target ($) (d)	Maximum ($) (e)	Threshold (#) (f)	Target (#) (g)	Maximum (#) (h)
Garrick J. Rochow	1/26/2023	—	—	—	35,089	70,178	140,356	—	4,572,377
	1/26/2023	—	—	—	—	—	—	23,393	1,460,659
	—	19,297	1,543,750	2,979,438	—	—	—	—	—
Rejji P. Hayes	1/26/2023	—	—	—	11,261	22,522	45,044	—	1,467,398
	1/26/2023	—	—	—	—	—	—	7,507	468,737
	—	7,900	632,000	1,219,760	—	—	—	—	—
Brandon J. Hofmeister	1/26/2023	—	—	—	5,105	10,210	20,420	—	665,222
	1/26/2023	—	—	—	—	—	—	3,403	212,483
	—	4,347	347,750	671,158	—	—	—	—	—
Shaun M. Johnson	1/26/2023	—	—	—	5,856	11,712	23,424	—	763,084
	1/26/2023	—	—	—	—	—	—	3,904	243,766
	—	5,297	423,750	817,838	—	—	—	—	—
LeeRoy Wells Jr.	1/26/2023	—	—	—	5,555	11,110	22,220	—	723,861
	1/26/2023	—	—	—	—	—	—	3,704	231,278
	—	4,769	381,500	736,295	—	—	—	—	—
(1)These amounts consist of cash awards under our Annual Incentive Plan. For each NEO, the payment was 126% of target and is reported as Non-Equity Incentive Plan Compensation in the 2023 Summary Compensation Table. These cash awards were granted and earned in 2023, with the payouts approved by the Compensation Committee in late January 2024 and the awards paid in March 2024.
(2)These awards consist of the performance-based restricted stock awarded under our Stock Plan. Seventy-five percent (75%) of the 2023 annual restricted stock awards were performance-based and vest 100% three years after the original award date, contingent on a comparison of TSR performance and EPS growth to the Performance Peer Group during the January 1, 2023 to December 31, 2025 performance period.
(3)These awards consist of the remaining 25% of the 2023 annual restricted stock awards awarded under our Stock Plan that vest based upon tenure only on the three-year anniversary of the award date.

CMS ENERGY 2024 PROXY STATEMENT	59

(4)The amounts in column (j) are based upon the aggregate grant date fair value of the awards reported in columns (g) and (i) as determined pursuant to ASC 718, based upon probable outcome of the performance-based vesting conditions. See Note 11, Stock-based Compensation, to the Consolidated Financial Statements included in CMS’ and Consumers’ Annual Report on Form 10-K for the year ended December 31, 2023, for a discussion of the relevant assumptions used in calculating these amounts pursuant to ASC 718.
The following tables provide information regarding unvested restricted stock awards for each of the NEOs on December 31, 2023.
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END 2023 TABLES
Outstanding Equity Awards – Garrick J. Rochow

	Option Awards				Stock Awards
Grant Date and Vest Date	Number of Securities Underlying UnexercisedOptions – Exercisable	Number of Securities Underlying Unexercised Options – Unexercisable	Option Exercise Price	Option ExpirationDate	Number of Shares or Units of Stock That Have Not Vested (3)	Market Value of Shares or Units of Stock That Have Not Vested (4)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (3) (5)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (4) (5) (6)
(a)	(#) (b)	(#) (c)	($) (d)	(e)	(#) (f)	($) (g)	(#) (h)	($) (i)
1/20/2021-1/20/2024	—	—	—	—	19,676	1,142,585	—	—
1/20/2021-1/20/2024 (1)	—	—	—	—	22,972	1,333,984	—	—
1/20/2021-3/22/2024 (2)	—	—	—	—	64,618	3,752,367	—	—
1/27/2022-1/29/2025	—	—	—	—	20,573	1,194,674	—	—
1/27/2022-1/29/2025	—	—	—	—	—	—	32,826	1,906,206
1/27/2022-3/21/2025	—	—	—	—	—	—	65,652	3,812,412
1/26/2023-1/26/2026	—	—	—	—	23,393	1,358,432	—	—
1/26/2023-1/26/2026	—	—	—	—	—	—	36,294	2,107,593
1/26/2023-3/26/2026	—	—	—	—	—	—	72,588	4,215,185

CMS ENERGY 2024 PROXY STATEMENT	60

Outstanding Equity Awards – Rejji P. Hayes

	Option Awards				Stock Awards
Grant Date and Vest Date	Number of Securities Underlying Unexercised Options –Exercisable	Number of Securities Underlying Unexercised Options –Unexercisable	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (3)	Market Value of Shares or Units of Stock That Have Not Vested (4)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (3) (5)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (4) (5) (6)
(a)	(#) (b)	(#) (c)	($) (d)	(e)	(#) (f)	($) (g)	(#) (h)	($) (i)
1/20/2021-1/20/2024	—	—	—	—	9,540	553,988	—	—
1/20/2021-1/20/2024 (1)	—	—	—	—	11,137	646,726	—	—
1/20/2021-3/22/2024 (2)	—	—	—	—	31,328	1,819,217	—	—
1/27/2022-1/29/2025	—	—	—	—	6,726	390,579	—	—
1/27/2022-1/29/2025	—	—	—	—	—	—	10,732	623,207
1/27/2022-3/21/2025	—	—	—	—	—	—	21,464	1,246,414
1/26/2023-1/26/2026	—	—	—	—	7,507	435,931	—	—
1/26/2023-1/26/2026	—	—	—	—	—	—	11,647	676,341
1/26/2023-3/26/2026	—	—	—	—	—	—	23,294	1,352,683
Outstanding Equity Awards – Brandon J. Hofmeister

	Option Awards				Stock Awards
Grant Date and Vest Date	Number of Securities Underlying Unexercised Options – Exercisable	Number of Securities Underlying Unexercised Options – Unexercisable	Option Exercise Price	Option ExpirationDate	Number of Shares or Units of Stock That Have Not Vested (3)	Market Value of Shares or Units of Stock That Have Not Vested (4)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (3) (5)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (4) (5) (6)
(a)	(#) (b)	(#) (c)	($) (d)	(e)	(#) (f)	($) (g)	(#) (h)	($) (i)
1/20/2021-1/20/2024	—	—	—	—	2,768	160,738	—	—
1/20/2021-1/20/2024 (1)	—	—	—	—	3,232	187,682	—	—
1/20/2021-3/22/2024 (2)	—	—	—	—	9,092	527,972	—	—
1/27/2022-1/29/2025	—	—	—	—	3,165	183,792	—	—
1/27/2022-1/29/2025	—	—	—	—	—	—	5,051	293,312
1/27/2022-3/21/2025	—	—	—	—	—	—	10,102	586,623
1/26/2023-1/26/2026	—	—	—	—	3,403	197,612	—	—
1/26/2023-1/26/2026	—	—	—	—	—	—	5,281	306,668
1/26/2023-3/26/2026	—	—	—	—	—	—	10,562	613,335

CMS ENERGY 2024 PROXY STATEMENT	61

Outstanding Equity Awards – Shaun M. Johnson

	Option Awards				Stock Awards
Grant Date and Vest Date	Number of Securities Underlying UnexercisedOptions – Exercisable	Number of Securities Underlying Unexercised Options – Unexercisable	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (3)	Market Value of Shares or Units of Stock That Have Not Vested (4)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (3) (5)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (4) (5) (6)
(a)	(#) (b)	(#) (c)	($) (d)	(e)	(#) (f)	($) (g)	(#) (h)	($) (i)
1/20/2021-1/20/2024	—	—	—	—	2,768	160,738	—	—
1/20/2021-1/20/2024 (1)	—	—	—	—	3,232	187,682	—	—
1/20/2021-3/22/2024 (2)	—	—	—	—	9,092	527,972	—	—
1/27/2022-1/29/2025	—	—	—	—	3,165	183,792	—	—
1/27/2022-1/29/2025	—	—	—	—	—	—	5,051	293,312
1/27/2022-3/21/2025	—	—	—	—	—	—	10,102	586,623
1/26/2023-1/26/2026	—	—	—	—	3,904	226,705	—	—
1/26/2023-1/26/2026	—	—	—	—	—	—	6,062	352,020
1/26/2023-3/26/2026	—	—	—	—	—	—	12,124	704,041
Outstanding Equity Awards – LeeRoy Wells Jr.

	Option Awards				Stock Awards
Grant Date and Vest Date	Number of Securities Underlying Unexercised Options – Exercisable	Number of Securities Underlying Unexercised Options – Unexercisable	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (3)	Market Value of Shares or Units of Stock That Have Not Vested (4)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (3) (5)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (4) (5) (6)
(a)	(#) (b)	(#) (c)	($) (d)	(e)	(#) (f)	($) (g)	(#) (h)	($) (i)
1/20/2021-1/20/2024	—	—	—	—	2,130	123,689	—	—
1/20/2021-1/20/2024 (1)	—	—	—	—	2,488	144,478	—	—
1/20/2021-3/22/2024 (2)	—	—	—	—	6,998	406,374	—	—
1/27/2022-1/29/2025	—	—	—	—	2,869	166,603	—	—
1/27/2022-1/29/2025	—	—	—	—	—	—	4,576	265,728
1/27/2022-3/21/2025	—	—	—	—	—	—	9,152	531,457
1/26/2023-1/26/2026	—	—	—	—	3,704	215,091	—	—
1/26/2023-1/26/2026	—	—	—	—	—	—	5,746	333,670
1/26/2023-3/26/2026	—	—	—	—	—	—	11,492	667,340

CMS ENERGY 2024 PROXY STATEMENT	62

(1)Included in column (f) are the 2021 performance-based restricted stock awards, which vested based on a comparison of TSR to the Performance Peer Group over January 1, 2021 through December 31, 2023 performance period and recipient’s continued service through January 20, 2024. Because the performance period concluded as of December 31, 2023, these awards are reported in column (f) as they remained subject to post-performance period tenure-based vesting requirements as of December 31, 2023. The number of shares reflects the actual shares earned based on the payout percentage achieved of 71.1%.
(2)Included in column (f) are the 2021 performance-based restricted stock awards, which vest based on a comparison of EPS growth to the Performance Peer Group over the January 1, 2021 through December 31, 2023 performance period and the recipient’s continued service through March 22, 2024. Because the performance period concluded as of December 31, 2023, these awards are reported in column (f) as they remained subject to post-performance period tenure-based vesting requirements as of December 31, 2023. The Compensation Committee will not be able to determine performance until after March 22, 2024. For purposes of this table, we have included the awards based on 200% of the target level awarded.
(3)Outstanding shares of restricted stock (based upon the combination of tenure-based awards (column (f)) are reflected at the original share amounts awarded (other than as noted in footnotes (1) and (2) to these tables) and performance-based awards (column (h)) are reflected at the 50% percentage level for 2023 TSR shares and 2022 TSR shares, and at the 200% percentage level for 2023 EPS shares and 2022 EPS shares awarded under the Stock Plan).
For performance-based restricted stock awards, in lieu of dividends, recipients receive additional performance-based shares of restricted stock that will vest/forfeit based on CMS’ performance and are included above.
(4)Calculated based upon the year-end closing price of CMS common stock of $58.07 per share.
(5)Per SEC regulations, the shares and dollars disclosed in the above table in columns (h) and (i), are based upon the next higher performance level above target allowable under the Stock Plan. Please see Compensation Discussion and Analysis, The Elements of Our Executive Compensation Program, Equity Compensation, above for a description of the Stock Plan.
(6)The performance vesting period for each performance-based grant is as follows:
2021: 1/1/2021 – 12/31/2023
2022: 1/1/2022 – 12/31/2024
2023: 1/1/2023 – 12/31/2025
2023 Stock Vested
The following table provides information concerning the vesting of stock during 2023 for each NEO.
2023 STOCK VESTED TABLE

	Option Awards		Stock Awards
	Number of Shares Acquired on Exercise	Value Realized on Exercise	Number of Shares Acquired on Vesting	Value Realized on Vesting (1)
Name (a)	(#)	($)	(#) (b)	($) (c)
Garrick J. Rochow	—	—	20,781	1,263,262
Rejji P. Hayes	—	—	28,691	1,744,106
Brandon J. Hofmeister	—	—	10,948	665,526
Shaun M. Johnson	—	—	9,123	554,582
LeeRoy Wells Jr.	—	—	4,157	252,699
(1)The value realized is based upon the CMS common stock closing price of $63.92 on January 13, 2023 and $57.96 on March 23, 2023. TSR for the three-year period from January 2020 to December 2022 was 9% while the median TSR for the Performance Peer Group was 11% resulting in the performance-based restricted stock vesting at 91.4% of target on January 13, 2023. Our EPS growth for the three-year period from January 2020 to December 2022 was 24% while the median EPS growth for the Performance Peer Group was 12% resulting in the performance-based restricted stock vesting at 169.6% of target on March 23, 2023.

CMS ENERGY 2024 PROXY STATEMENT	63

2023 Pension Benefits
The following table provides information concerning defined benefit plans as of December 31, 2023 for each participating NEO. The only NEO who participated in a defined benefit plan as of December 31, 2023 was Rochow.
2023 PENSION BENEFITS TABLE

		Number of Years Credited Service	Present Value of Accumulated Benefit	Payments During Last Fiscal Year
Name (a)	Plan Name (b)	(#) (c)	($) (d)	($) (e)
Garrick J. Rochow (1)	Cash Balance Plan	N/A	5,707	—
Rejji P. Hayes (2)	N/A	N/A	N/A	N/A
Brandon J. Hofmeister (2)	N/A	N/A	N/A	N/A
Shaun M. Johnson (2)	N/A	N/A	N/A	N/A
LeeRoy Wells Jr. (2)	N/A	N/A	N/A	N/A
(1)Rochow qualifies for the Cash Balance Plan since he was rehired after June 30, 2003 and before August 30, 2005. See the 2023 All Other Compensation Table and the 2023 Nonqualified Deferred Compensation Table and the corresponding footnotes for details regarding the other plans in which Rochow participates.
(2)Hayes, Hofmeister, Johnson and Wells Jr. who were hired after June 30, 2003, are not eligible to participate in the Cash Balance Plan or any other defined benefit plan of the Corporation. See the 2023 All Other Compensation Table and the 2023 Nonqualified Deferred Compensation Table and the corresponding footnotes for details regarding the plans in which Hayes, Hofmeister, Johnson and Wells Jr. participate.
Narrative to 2023 Defined Benefit Table
Cash Balance Plan
The Cash Balance Plan is a funded, tax-qualified, noncontributory defined benefit plan. Benefits under the Cash Balance Plan are based on the employee’s earnings. It is not an individual account but is a benefit payable from the general assets of the pension fund. Rochow is the only NEO with a benefit in the Cash Balance Plan.
The Cash Balance Plan credits an amount equal to 5% of base pay received from the year the participant began earning credits through any pay period before September 1, 2005 to a notional account. The credits were allocated on December 31 each year. The credits do not apply to incentive compensation amounts. The Cash Balance notional account is also increased annually with an interest credit based on the 30-year constant maturity treasury bond.
If employment ends under the Cash Balance Plan, participants may elect to receive their benefit at the time the employment terminates, or they may elect to defer benefits to a later date, but not later than age 70 ½. Participants have the following payment elections: (1) a monthly payment for life; (2) a monthly payment for life with a 50% or 75% payment to a spouse or other individual upon death; or (3) a single sum equal to account balance. Once payment begins under the Cash Balance Plan, no changes can be made to an election. If the choice was to defer receipt of benefits, interest credits will continue to be applied.
Effective September 1, 2005, the Cash Balance Plan was closed to new participants and any existing participants were eligible for the DCCP.

CMS ENERGY 2024 PROXY STATEMENT	64

2023 Nonqualified Deferred Compensation
The following table contains nonqualified deferred compensation information for the NEOs for 2023.
2023 NONQUALIFIED DEFERRED COMPENSATION TABLE (1)

		Executive Contributions in Last FY (2)	Registrant Contributions in Last FY (3)	Aggregate Earnings in Last FY	Aggregate Withdrawals/ Distributions in Last FY	Aggregate Balance at Last FYE (4)
Name (a)	Plan Name	($) (b)	($) (c)	($) (d)	($) (e)	($) (f)
Garrick J. Rochow	DSSP	239,550	54,300	148,011	—	1,061,326
	DC SERP	—	323,600	232,588	—	1,667,788
Rejji P. Hayes	DSSP	—	—	35,496	—	246,898
	DC SERP	—	191,227	191,810	—	1,334,165
Brandon J. Hofmeister	DSSP	12,300	12,300	18,061	—	111,940
	DC SERP	—	86,481	84,606	—	524,385
Shaun M. Johnson	DSSP	14,100	14,100	22,038	—	146,166
	DC SERP	—	98,725	86,166	—	571,497
LeeRoy Wells Jr.	DSSP	—	—	1,803	—	12,218
	DC SERP	—	86,213	48,506	—	328,703
(1)Nonqualified deferred compensation plans are plans providing for deferral of compensation that do not satisfy the minimum coverage, nondiscrimination and other rules that qualify broad-based plans for favorable tax treatment under the IRC. This table only includes the DSSP and DC SERP and does not include the Corporation’s contributions or related match to the Savings Plan which is a tax-qualified defined contribution plan and shown in the 2023 All Other Compensation Table.
(2)This compensation is also reflected in the 2023 Summary Compensation Table — Salary column.
(3)This compensation is also reflected in the 2023 Summary Compensation Table — All Other Compensation column.
(4)The following DSSP and DC SERP executive and registrant contributions were previously reported as compensation in the Summary Compensation Tables for 2022 and 2021, respectively: Rochow $261,093 / $141,591; Hayes $172,169 / $181,045; Hofmeister $73,439 / N/A ; Johnson $78,525 /$91,636 and Wells Jr. N/A / N/A.
Narrative to 2023 Nonqualified Deferred Compensation Table
DSSP
An employee who has base salary (excluding any bonus, incentive or other premium pay) before deductions for taxes and other withholdings in excess of the IRC compensation limit is eligible and may elect to participate in the DSSP. The DSSP is an unfunded (for the purposes of ERISA) non-qualified tax deferred defined contribution plan. The DSSP is funded by CMS with trusts. However, participants have only an unsecured contractual commitment from the Corporation to pay the amounts due under the DSSP and any funds are considered general assets of the Corporation and are subject to claims of creditors.
A participant in the DSSP may elect in the prior year to defer 0% or 6% of his or her base salary that exceeds the IRC compensation limit and the Corporation will match 100% of the first 6% of the deferral, which is the same matching rate as the Savings Plan (equivalent to 6%). In addition, a DSSP eligible participant may elect an additional deferral of up to 50% of the participant’s base salary for the calendar year. This additional deferral is not eligible for a Corporation match. The combined maximum total of the DSSP deferral amount

CMS ENERGY 2024 PROXY STATEMENT	65

and a 6% Savings Plan deferral is 62% of base salary. At the time a participant elects a deferral, a distribution election is also made for this class year deferral. Each class year deferral is payable either at a certain date five or more years in the future or upon separation from service with the Corporation either as a series of payments over two to 15 years or in a lump sum. The participant decides how Corporation contributions are invested among a broad array of mutual funds selected by us and provided by the record keeper.
Earnings in the DSSP are based on the change in market value of the mutual funds selected by the participant. All NEOs are eligible for the DSSP.
DC SERP
Pursuant to the amended and restated DC SERP, employees with a title of executive director or above who are not participants in the Defined Benefit Supplemental Executive Retirement Plan are eligible to participate in the DC SERP. Under the DC SERP, the Corporation provides an amount equal to 5%, 10% or 15% (depending on position and hire/promotion date) of employee regular earnings plus any awards under the Annual Incentive Plan. Funds equal to the DC SERP are transferred to a mutual fund family at the time we contribute. Earnings or losses are based on the rate of return of the mutual funds selected by the participant. Although the DC SERP is funded by the Corporation, participants have an unsecured contractual commitment from us to pay the amounts due under this plan. Rochow, Hofmeister, Johnson and Wells Jr. receive benefits at the 10% level under the DC SERP and Hayes receives benefits at the 15% level under the DC SERP. Contributions earned before 2019 are fully vested. For 2019 and beyond, contributions will become vested once the eligible NEO reaches age 55 with five years of participation in the Plan (with certain exceptions for death, disability or mandatory retirement).
Potential Payments upon Termination or Change-in-Control
As noted above under Compensation Discussion and Analysis, Post-Termination Compensation, Severance and Change-in-Control Benefits, our executives are eligible to receive separation and change-in-control benefits upon a qualifying termination of employment. These benefits are provided through two separate types of agreements:
•Officer Separation Agreements (“OS Agreements”) and
•Change-in-Control Agreements (“CIC Agreements”).
We have entered into OS Agreements and CIC Agreements with each of the NEOs. The OS Agreements provide for payments and other benefits if the officer is terminated under circumstances specified in the OS Agreement unrelated to a change-in-control (as defined in the CIC Agreements). The CIC Agreements provide for payments and other benefits only if the NEO is terminated under the circumstances specified in the CIC Agreements within two years following a change-in-control.
OS AGREEMENTS. The OS Agreements provide for payments of certain benefits, as described in the table below, upon circumstances of termination of the employment of the NEO. Central to an understanding of the rights of each NEO is an understanding of the definition of “Cause.” For purposes of these agreements, we have Cause to terminate the NEO if the NEO has engaged in any of a list of specified activities, including willful and continued failure to perform duties consistent with the scope and nature of his or her position, committing an act materially detrimental to the financial condition and/or goodwill of CMS or its subsidiaries, or is subject to a specified criminal legal action for activities relating to an act of fraud, embezzlement, theft or other act constituting a felony involving moral turpitude.
If the Corporation does not have Cause and terminates a NEO who has an OS Agreement for any reason, the NEO receives the benefits described in the table below.
These agreements require, as a precondition to the receipt of these payments, that the NEO sign a standard form of release in which he or she waives all claims that he or she might have against the Corporation and certain associated individuals and entities. These agreements also include non-disparagement and confidentiality provisions that would apply for an unlimited period of time following the NEO’s termination of employment. Payments under these agreements are payable in a lump sum.

CMS ENERGY 2024 PROXY STATEMENT	66

Under the OS Agreements, tenure-based restricted stock awards will vest on a pro-rata basis based upon the service provided prior to the termination date while performance-based restricted stock awards will vest at the end of the performance period on a pro-rata basis based on service provided during the performance period up to the termination date and actual performance of the Corporation.
Benefits for the NEOs under the OS Agreements are based on their executive career level (i.e., Senior Vice President, Executive Vice President, etc.).
CIC AGREEMENTS AND PROVISIONS. The CIC Agreements contain provisions that provide for payments in the event of a change-in-control. The change-in-control provisions (“CIC Provisions”) function in a manner similar to the severance provisions in the OS Agreements, except that NEOs become entitled to benefits under the CIC Provisions only in the event of a double trigger consisting of a change-in-control and qualifying termination of employment during the two-year period following the change-in-control. As part of the CIC Provisions, a portion of the severance payments to a terminated NEO is consideration for the NEO entering into a “non-compete” agreement.
A change-in-control of CMS is defined in the CIC Agreements to mean:
•the consummation of certain types of transactions, including mergers and the sale of all, or substantially all, of our assets;
•the acquisition by any person or entity of the beneficial ownership of securities representing 25% or 30% (depending upon the particular agreement) or more of the combined voting power of our then outstanding voting securities;
•a change in the composition of the Board such that individuals who at the effective date of the agreement constituted the Board and any new Directors elected or nominated by at least 2/3 of the Directors who were either Directors at the effective date of the agreement or were so elected or nominated, cease for any reason to constitute a majority of the Board; or
•the liquidation or distribution of all or substantially all of our assets.
The definitions of Cause and Good Reason are central to an understanding of the NEO’s rights under the CIC Provisions. Under the CIC Provisions, “Cause” has the same meaning as set forth in the OS Agreements discussed above.
The NEO is said to have Good Reason to terminate his or her employment under the CIC Provisions if the assignment to the NEO of duties is materially inconsistent with his or her position (including status, offices, titles and reporting requirements), authority or responsibilities as in effect immediately prior to the change-in-control; the Corporation takes any action which results in a material diminution of the NEO’s position, authority, duties or responsibilities as constituted immediately prior to the change-in-control (excluding an isolated, insubstantial and inadvertent action which is remedied by the Corporation promptly after receipt of notice thereof given by the NEO); there is a material reduction in the NEO’s base salary, incentive opportunity, Stock Plan award level, benefits or status; or under other circumstances specified in the definition, including the relocation of the NEO’s principal job location or office to more than 35 miles from its location at the time of entry into the CIC Agreement. Payments under the CIC provisions are payable in a lump sum.
The benefits to be provided to the NEOs in each of those situations are described in the table below, which assumes that the termination had taken place on December 29, 2023, the last business day of our most recent fiscal year.
The CIC Agreements with each NEO do not contain tax gross-up provisions with respect to IRC Section 280G and Section 4999 excise taxes. The CIC Agreements contain a “best net benefit” provision which provides that the Corporation’s payments to the NEO can be reduced to the extent that no portion of the reduced payments shall be subject to the excise tax, but only if the NEO’s net after-tax benefit is greater than his or her net after-tax benefit would have been if such reduction were not made and the NEO paid the excise tax.
Restricted stock under the CIC Agreements includes double-trigger vesting provisions (meaning, both a change-in-control and a qualifying termination of employment must occur in order for the equity to vest). Under the CIC

CMS ENERGY 2024 PROXY STATEMENT	67

Agreements, all performance-based restricted-stock awards will vest on a pro-rata basis based upon the service provided prior to the change-in-control date with any performance-based restrictions vesting at target level.
NEOs cannot receive benefits under both the CIC Agreements and OS Agreements.
RETIREMENT/DISABILITY/DEATH. Upon death, 100% of the restricted stock vests with any performance-based restricted stock vesting at target levels. Upon retirement or disability, tenure-based restricted stock awards will vest on a pro-rata basis based upon the service provided prior to retirement or disability while performance-based restricted stock awards vest at the end of the performance period on a pro-rata basis based on service provided during the performance period prior to the retirement or disability and actual performance of the Corporation during the performance period. In the case of retirement or disability, the Compensation Committee has the discretion, in exceptional circumstances, to waive the forfeiture of restricted stock awarded.
POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE-IN-CONTROL TABLE

	Garrick J. Rochow	Rejji P. Hayes	Brandon J. Hofmeister	Shaun M. Johnson	LeeRoy Wells Jr.
	($)	($)	($)	($)	($)
Termination Without Cause Payments (1):
One and three-fourths times 2023 base salary	2,161,250	N/A	N/A	N/A	N/A
One and one-half times 2023 base salary	N/A	1,185,000	802,500	847,500	817,500
Unvested restricted stock awards (2)	10,025,147	4,034,220	1,463,035	1,502,503	1,281,179
DC SERP benefit (3)	1,039,962	959,810	376,612	410,868	270,888
TOTAL	13,226,359	6,179,030	2,642,147	2,760,871	2,369,567
Change-in-Control Payments (4):
Two times 2023 base salary	2,470,000	1,580,000	1,070,000	1,130,000	1,090,000
Two times incentive @ 100% 2023 performance target	3,087,500	1,264,000	695,500	847,500	763,000
Pro-rata incentive based on service during year triggered	1,543,750	632,000	347,750	423,750	381,500
DC SERP benefit (3)	1,750,087	1,481,210	587,937	650,993	494,338
Medical Coverage Payment (5)	43,279	43,279	43,279	43,279	43,279
Unvested restricted stock awards (2)	11,328,992	4,455,034	1,656,040	1,714,904	1,480,108
TOTAL	20,223,608	9,455,523	4,400,506	4,810,426	4,252,225
Retirement (6):
Pro-rata incentive based on service period in year triggered	__	__	__	__	__
Unvested restricted stock awards (2)	__	__	__	__	__
TOTAL	__	__	__	__	__
Disability:
Pro-rata incentive based on service period in year triggered	1,543,750	632,000	347,750	423,750	381,500
Unvested restricted stock awards (2)	10,025,147	4,034,220	1,463,035	1,502,503	1,281,179
TOTAL	11,568,897	4,666,220	1,810,785	1,926,253	1,662,679
Death:
Pro-rata incentive based on service period in year triggered	1,543,750	632,000	347,750	423,750	381,500
Unvested restricted stock awards (2)	15,375,078	5,761,067	2,255,323	2,373,727	2,096,850
TOTAL	16,918,828	6,393,067	2,603,073	2,797,477	2,478,350
(1)Reflects payments under OS Agreements.

CMS ENERGY 2024 PROXY STATEMENT	68

(2)Based upon the year-end closing price of CMS common stock of $58.07 per share. The performance-based restricted stock awards outstanding are valued based on target levels.
(3)Rochow’s, Hayes’, Hofmeister’s, Johnson’s and Wells Jr.'s DC SERP account balances would fully vest; their unvested balances are $1,039,962; $959,810; $376,612; $410,868 and $270,888, respectively. In addition, in the event of a change-in-control, Hayes would receive an amount equal to 15% of his salary and incentive-based change-in-control payment and Rochow, Hofmeister, Johnson and Wells Jr. would receive an amount equal to 10% of their salary and incentive-based change-in-control payments.
(4)Pursuant to the CIC Agreements.
(5)Pursuant to the CIC Agreement, Medical Coverage Payments include two years of company-paid medical expenses.
(6)None of our NEOs were eligible for retirement as of December 31, 2023.
CEO Pay Ratio
It is the philosophy of CMS and Consumers to provide market-based compensation tied to performance. An employee’s compensation is based on a combination of the market value of his or her position along with individual experience and performance.
CMS Median Employee
For the fiscal year ended December 31, 2023, the median of the annual total compensation of all CMS employees (other than Rochow, President and CEO), was $170,276; and the annual total compensation of the President and CEO was $9,637,210. Based on this information the ratio of the annual total compensation of the President and CEO to the median of the annual total compensation of all CMS employees was 56.6 to 1.
SUMMARY COMPENSATION TABLE – CMS MEDIAN EMPLOYEE

	Salary ($)	Bonus	Stock Awards	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Median Employee (1)	123,006	—	—	1,013	42,277	3,980	170,276
(1)Median employee occupies an exempt senior-level technical analyst position in Michigan that requires extensive company or industry experience.

Consumers Median Employee
For the fiscal year ended December 31, 2023, the median of the annual total compensation of all Consumers employees (other than Rochow, President and CEO), was $136,594; and the annual total compensation of the President and CEO was $9,637,210. Based on this information the ratio of the annual total compensation of the President and CEO to the median of the annual total compensation of all Consumers employees was 70.6 to 1.
SUMMARY COMPENSATION TABLE – CONSUMERS MEDIAN EMPLOYEE

	Salary ($)	Bonus	Stock Awards	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Median Employee (1)	121,465	—	—	1,350	6,226	7,553	136,594
(1)Median employee occupies an exempt senior-level engineering technical analyst lead position in Michigan that requires a high level of background knowledge in multiple technical areas.
For purposes of this disclosure, we utilized the same median employees that we identified for fiscal year 2021, as we believe that there have been no changes in our employee population or employee compensation arrangements that we believe would result in significant changes to this disclosure. In determining the median employee for each of CMS and Consumers in 2021, our calculation included employees as of December 31, 2021, as follows:

CMS ENERGY 2024 PROXY STATEMENT	69

CMS, including Consumers		Consumers
Full-time employees	8,444	Full-time employees	8,250
Seasonal or temporary employees (1)	861	Seasonal or temporary employees (1)	860
Part-time employees	5	Part-time employees	5
Total employees	9,310	Total employees	9,115
Average Tenure	11.7 years	Average Tenure	11.7 years
(1)Seasonal or temporary employees include interns and gas construction employees under Enhanced Infrastructure Replacement Program (“EIRP”) in the Gas Operations business segment at Consumers that were active employees as of December 31, 2021. The type of work EIRP employees perform is done during the construction season, and these employees are subject to annual lay-offs over the winter months.
All employees are U.S.-based with the majority of our employee population in Michigan. Total compensation for purposes of determining the median employee is illustrated below by pay element. We identified each of CMS’ and Consumers’ median employees using these compensation measures, which were consistently applied to all employees.
The pay elements that were included in the annual total compensation to identify the median employee were:
•salary for all full-time and part-time permanent employees, based on salary level in effect as of December 31, 2021 and hours worked during the year;
•salary received in fiscal year 2021 for seasonal or temporary employees as of December 31, 2021;
•annual incentive target values for performance year 2021;
•grant date value of stock awards granted in fiscal year 2021;
•relocation, housing and/or auto allowance paid in fiscal year 2021; and
•reimbursement for Corporation-paid executive physical during fiscal year 2021.
Once the annual total compensation was calculated for each employee using the above measures, the annual total compensation of all employees was ranked except for the President and CEO from lowest to highest, and the median employee was identified.
The median employee’s compensation for fiscal year 2023 was calculated in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K as prescribed for inclusion in the 2023 Summary Compensation Table included in this Proxy Statement. With respect to the annual total compensation of the President and CEO, the amount reported in the “Total” column of our 2023 Summary Compensation Table included in this Proxy Statement was used.

CMS ENERGY 2024 PROXY STATEMENT	70

Pay versus Performance
It is the philosophy of CMS and Consumers to provide executive compensation tied to performance. Pursuant to Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K, the Pay Versus Performance Table (set forth below) is required to include “Compensation Actually Paid,” as calculated per SEC disclosure rules, to the Corporation’s principal executive officer (“PEO”) and the Corporation’s non-PEO NEOs, as noted below. “Compensation Actually Paid” represents a new required calculation of compensation that differs significantly from the Summary Compensation Table calculation of compensation, the NEO’s realized or earned compensation, as well as from the way in which the Compensation Committee views annual compensation decisions, as discussed in the Compensation Discussion and Analysis. The amounts in the table below are calculated in accordance with SEC rules and do not represent amounts actually earned or realized by NEOs, including with respect to restricted stock awards which remain subject to forfeiture if the vesting conditions are not satisfied.
PAY VERSUS PERFORMANCE TABLE

							Value of Initial Fixed $100 Investment Based on: (4)
Year	Summary Compensation Table Total for Rochow	Summary Compensation Table Total for Poppe	Compensation Actually Paid to Rochow	Compensation Actually Paid to Poppe	Average Summary Compensation Table Total for Non-PEO NEOs	Average Compensation Actually Paid to Non-PEO NEOs	Total Shareholder Return	Peer Group Total Shareholder Return	Net Income	Adjusted Earnings Per Share
(1)	($) (2)	($) (2)	($) (3)	($) (3)	($) (2)	($) (3)	($)	($) (5)	($000,000)	($) (6)
2023	9,637,210	N/A	9,633,469	N/A	2,531,461	2,605,141	96	81	877	3.11
2022	8,719,994	N/A	8,239,620	N/A	2,373,793	2,335,728	98	84	827	2.89
2021	6,871,068	N/A	7,746,202	N/A	2,131,976	2,587,565	101	87	1,348	2.65
									(7)
2020	2,615,131	7,898,536	3,401,723	(13,653,262)	2,174,217	2,738,727	104	89	755	2.67
				(8)
(1)The PEO and NEOs for the applicable years were as follows:
•2023: Rochow served as the President and CEO of CMS and Consumers for the entirety of 2023 and the other NEOs of CMS and Consumers were: Hayes, Hofmeister, Johnson and Wells Jr.
•2022: Rochow served as the President and CEO of CMS and Consumers for the entirety of 2022 and the other NEOs of CMS and Consumers were: Hayes, Hofmeister, Johnson and Brian F. Rich.
•2021: Rochow served as the President and CEO of CMS and Consumers for the entirety of 2021 and the other NEOs of CMS and Consumers were: Hayes, Jean-Francois Brossoit, Johnson and Brian F. Rich.
•2020: Rochow assumed the role of the President and CEO of CMS and Consumers on December 1, 2020 and Patricia Poppe served as President and CEO of CMS and Consumers during 2020 through Poppe’s December 1, 2020 resignation. The other NEOs of CMS and Consumers for 2020 were: Hayes, Jean-Francois Brossoit, Catherine A. Hendrian and Brian F. Rich.
(2)Amounts reported in this column represent (i) the total compensation reported in the Summary Compensation Table for the applicable year in the case of Rochow and Poppe and (ii) the average of the total compensation reported in the Summary Compensation Table for the applicable year for the NEOs of CMS and Consumers reported for the applicable year other than the PEO for such years.
(3)To calculate compensation actually paid, adjustments were made to the amounts reported in the Summary Compensation Table for the applicable year. A reconciliation of the adjustments for Rochow, Poppe and for the average of the other NEOs is set forth in the table following the footnotes to this table. The amounts reported for the average of the other NEOs for 2022 and 2021 have been updated as compared to the amounts reported in the Proxy Statement filed in connection with the 2023 Annual Meeting as the prior year amounts reflected the total value of the change in equity award value for the other NEOs rather than an average of the change in equity award value for the other NEOs as required per SEC disclosure rules. The impact of this change was to reduce the compensation actually paid by approximately $463,000 and $540,000 in 2022 and 2021, respectively.

(4)Pursuant to rules of the SEC, the comparison assumes $100 was invested on December 31, 2019. Historic stock price performance is not necessarily indicative of future stock price performance. See the Compensation Discussion and Analysis for further information regarding how TSR is calculated for purposes of the long-term incentive program.

CMS ENERGY 2024 PROXY STATEMENT	71

(5)The TSR Peer Group is the same peer group utilized in CMS' and Consumers' Annual Report on Form 10-K for the yer ended December 31, 2023 and consists of utilities listed in the Standard & Poor’s 400 Utilities Index, an independently prepared index that consists of companies in the utilities industry.
(6)As noted in the Compensation Discussion and Analysis, for 2023, the Compensation Committee determined that adjusted EPS continues to be viewed as a core driver of CMS’ performance and stockholder value creation and, accordingly, was utilized as a component for both the Annual Incentive and LTI Awards. Adjusted EPS is a non-GAAP financial measure that represents EPS adjusted to exclude gains or losses on asset sales which have been excluded from adjusted EPS or are greater than or equal to 2% of adjusted EPS; changes in accounting principles resulting from new or revised accounting standards not included in the budget; large restructuring and severance expenses greater than $5 million or equal to $0.01 of EPS; legal and settlement costs or gains related to previously sold assets; regulatory recovery for prior year changes; changes in legacy tax reform; changes in federal tax policy; loans sold from discontinued operations; 3rd party costs related to the Business Optimization initiative (greater or equal to $0.01 of EPS); and unrealized gains or losses, recognized in net income, from mark-to-market adjustments related to NorthStar Clean Energy’s interest expense. See Appendix A for a reconciliation of GAAP EPS to adjusted EPS.
(7)2021 net income includes the proceeds from the sale EnerBank, a one-time event excluded from adjusted EPS.
(8)Effective December 1, 2020, Poppe voluntarily resigned from her position of President and CEO of CMS and Consumers. As a result, Poppe forfeited any outstanding long-term incentive awards, her annual incentive award and any unvested supplemental retirement awards.
RECONCILIATION OF COMPENSATION ACTUALLY PAID TO SUMMARY COMPENSATION TABLE TOTAL

Year	Summary Compensation Table Total ($) (1)	(Minus) Change in Accumulated Benefits Under Defined Benefit and Actuarial Pension Plans ($) (2)	Plus Service Costs Under Defined Benefit and Actuarial Pension Plans ($) (3)	(Minus) Grant Date Fair Value of Stock Awards Granted in Fiscal Year ($) (4)	Plus Fair Value at Fiscal Year- End of Outstanding and Unvested Stock Awards Granted in Fiscal Year ($) (5)	Plus/(Minus) Change in Fair Value of Outstanding and Unvested Stock Awards Granted in Prior Fiscal Years ($) (6)	Plus Fair Value at Vesting of Stock Awards Granted in Fiscal Year That Vested During Fiscal Year ($) (7)	Plus/(Minus) Change in Fair Value as of Vesting Date of Stock Awards Granted in Prior Years for Which Applicable Vesting Conditions Were Satisfied During Fiscal Year ($) (8)	(Minus) Fair Value as of Prior Fiscal Year-End of Stock Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year ($) (9)	Plus Cash Dividends Paid on Outstanding and Unvested Stock Awards During Fiscal Year ($) (10)	Equals Compensation Actually Paid ($)
Rochow
2023	9,637,210	(198)	—	(6,033,036)	5,854,300	(139,286)	—	190,377	—	124,102	9,633,469
2022	8,719,994	(107)	—	(5,265,456)	5,158,376	(658,176)	—	203,643	—	81,346	8,239,620
2021	6,871,068	(78)	—	(4,601,980)	5,008,062	237,729	—	182,958	—	48,443	7,746,202
2020	2,615,131	(114)	—	(1,056,512)	1,058,278	123,579	—	640,965	—	20,396	3,401,723
Poppe
2020	7,898,536	—	—	(6,184,228)	—	—	—	4,342,984	(19,834,124)	123,570	(13,653,262)
Other NEOs (Average) (11)
2023	2,531,461	—	—	(1,193,957)	1,158,743	(15,596)	—	121,226	—	3,264	2,605,141
2022	2,373,793	—	—	(1,050,573)	1,029,181	(180,464)	—	159,289	—	4,502	2,335,728
						(12)		(12)
2021	2,131,976	—	—	(1,133,217)	1,233,240	205,419	—	145,840	—	4,307	2,587,565
						(12)		(12)
2020	2,174,217	(62,258)	14,658	(946,196)	947,748	108,972	—	497,709	—	3,877	2,738,727
(1)Represents total compensation as reported in the Summary Compensation Table for the indicated fiscal year. With respect to the other NEOs, amounts shown represent averages.

CMS ENERGY 2024 PROXY STATEMENT	72

(2)Represents the aggregate change in the actuarial present value of the NEOs’ accumulated benefits under all defined benefit and actuarial pension plans reported in the Summary Compensation Table for the indicated fiscal year.
(3)Represents the sum of the actuarial present value of the NEOs’ benefits under all defined benefit and actuarial pension plans attributable to services rendered during the indicated fiscal year, calculated using the same methodology as used in our financial statements under GAAP.
(4)Represents the grant date fair value of the stock awards granted during the indicated fiscal year, computed in accordance with the methodology used for financial reporting purposes.
(5)Represents the fair value as of the indicated fiscal year-end of the outstanding and unvested stock awards granted during such fiscal year, computed in accordance with the methodology used for financial reporting purposes and, for awards subject to performance-based vesting conditions, based on the probable outcome of such performance-based vesting conditions as of the last day of the fiscal year.
(6)Represents the change in fair value during the indicated fiscal year of each stock award that was granted in a prior fiscal year and that remained outstanding and unvested as of the last day of the indicated fiscal year, computed in accordance with the methodology used for financial reporting purposes and, for awards subject to performance-based vesting conditions, based on the probable outcome of such performance-based vesting conditions as of the last day of the fiscal year.
(7)Represents the fair value at vesting of the stock awards that were granted and vested during the indicated fiscal year, computed in accordance with the methodology used for financial reporting purposes.
(8)Represents the change in fair value, measured from the prior fiscal year-end to the vesting date, of each stock award that was granted in a prior fiscal year and which vested during the indicated fiscal year, computed in accordance with the methodology used for financial reporting purposes and, in the case of performance-based awards, based on actual performance.
(9)Represents the fair value as of the last day of the prior fiscal year of the stock awards that were granted in a prior fiscal year and which failed to meet the applicable vesting conditions in the indicated fiscal year, computed in accordance with the methodology used for financial reporting purposes.
(10)Represents cash dividends paid or accrued with respect to unvested equity awards during the applicable year.
(11)See footnote 1 above for the NEOs included in the average for each year.
(12)Updated from the amounts reported in the proxy statement filed in connection with the 2023 Annual Meeting to reflect the average amounts rather than the total amounts for the other NEOs as reflected in such proxy statement.
Relationship Between Pay and Performance
We believe the compensation actually paid, as calculated in accordance with SEC disclosure rules, in each of the years reported above and over the four-year cumulative period are reflective of the Compensation Committee’s emphasis on “pay-for-performance” as the compensation actually paid fluctuated year-over-year, primarily due to the result of our stock performance and our varying levels of achievement against pre-established performance goals under our Annual Incentive Plan and long-term incentive program, including our adjusted EPS performance.

TSR: CMS versus Peer Group
As shown below, based on a 2019 investment, CMS’ four-year cumulative TSR for the period of 2020-2023 consistently exceeded the four-year cumulative TSR for companies included in the S&P 400 Utilities Index.

CMS ENERGY 2024 PROXY STATEMENT	73

Compensation Actually Paid Versus TSR
The following chart illustrates the relationship of CMS’ four-year TSR to the compensation actually paid to the individuals serving as PEO during the applicable year, and the average for the other NEOs. The lower compensation actually paid amount for the PEOs in 2020 (Poppe and Rochow) is a consequence of the fact that (i) Rochow's 2020 compensation reflected Rochow’s role at CMS and Consumers prior to his promotion to CEO in December 2020, and (ii) the compensation actually paid to Poppe during 2020 reflects the forfeiture of Poppe’s long-term incentive awards in connection with Poppe’s resignation.

*    PEO compensation for 2020 reflects the aggregated compensation of Poppe and Rochow.

CMS ENERGY 2024 PROXY STATEMENT	74

Compensation Actually Paid Versus Net Income
Because a significant percentage of compensation is delivered in the form of equity awards with vesting tied to TSR, EPS growth and continued service, our executive compensation program is less impacted by fluctuations in net income. The following chart illustrates the relationship between net income and the compensation actually paid to the individuals serving as PEO during the applicable year and the average compensation actually paid for the other NEOs.
 *    PEO compensation for 2020 reflects the aggregated compensation of Poppe and Rochow.
Compensation Actually Paid Versus Adjusted EPS
As discussed above, adjusted EPS is viewed as a core driver of CMS’ performance and stockholder valuation creation and, accordingly, was used as a component in both the Annual Incentive and LTI awards. Because the compensation actually paid, as calculated per SEC disclosure rules, is most greatly impacted by stock price fluctuations, the impact of year-over-year fluctuations in adjusted EPS performance has less of an impact on compensation actually paid as compared to stock price performance. The compensation actually paid in 2020 and, in the case of Rochow, the change from 2020 to 2021, was also a result of the change in PEO role that occurred in December 2020 and the compensation adjustments and forfeitures relating to such change.

CMS ENERGY 2024 PROXY STATEMENT	75

CAP vs. CSM: 3-Year Adjusted EPS
Compensation Actually Paid ("CAP") $000's
CSM: 3-Year Adjusted EPS
$10,000
$5,000
$0
-$5,000
-$10,000
-$15,000
$3.20
$3.00
$2.80
$2.60
2020*
2021
2022
2023
-$10,252
$2,739
$7,746
$2,588
$8,240
$2,336
$9,633
$2,605
$2.67
$2.65
$2.89
$3.11
CAP to PEO
Average CAP to Non-PEO NEOs
Adjusted Earnings Per Share

*    PEO compensation for 2020 reflects the aggregated compensation of Poppe and Rochow.
Performance Measures Used to Link Performance and Compensation Actually Paid to the NEOs
The following is a list of financial performance measures, which in the Corporation’s assessment represent the most important financial performance measures used by the Corporation to link compensation actually paid to the NEOs for 2023. Please see the Compensation Discussion and Analysis for further information regarding how each of these measures is calculated and how they are used in the Corporation’s executive compensation program, including the calculation of GAAP EPS to adjusted EPS for purposes of the annual incentive awards and the LTI program. Our 2023 executive compensation program utilized financial metrics and supplemented those metrics in the Annual Incentive Plan with additional metrics tied to our operational performance, with goals relating to employee safety, culture, customer experience, electric reliability, waste elimination from cost reductions and methane emission reductions.
•Adjusted EPS (Annual Incentive)
•Relative EPS growth (LTI program)
•Relative TSR (LTI program)
•Stock price

CMS ENERGY 2024 PROXY STATEMENT	76

PROPOSAL 2:
APPROVE, ON AN ADVISORY BASIS, EXECUTIVE COMPENSATION
Pursuant to Section 14A of the Exchange Act, we are conducting an advisory (non-binding) vote to approve our compensation programs for our NEOs as disclosed in this Proxy Statement in accordance with SEC rules. The Compensation Committee did not make any changes to our executive compensation program since the last shareholder vote, which strongly favored the program (approximately 96% and 100% of each of CMS and Consumers votes cast, respectively, were affirmative). We continue to engage with our large institutional holders regarding compensation elements.
As described in detail under Compensation Discussion and Analysis in this Proxy Statement, the Corporation’s NEO compensation program is organized around four principles: (1) align with increasing shareholder and customer value; (2) enable the Corporation to compete for and secure top executive talent; (3) reward measurable results; and (4) be fair and competitive.
We have designed our executive compensation elements based on balance and simplicity to place emphasis on consistent, sustainable and superior absolute and relative performance.
•Base salary is targeted to approximate the median of a peer group made up of companies of similar business profile and size, and to reflect individual performance and internal considerations.
•Annual incentive awards are based on the achievement of annual goals.
•A majority of our long-term incentive (“LTI”) program is delivered through performance-based restricted stock with tenure-based restricted stock representing a minority of LTI at 25%. The performance-based portion is eligible to vest after three years dependent upon our TSR performance and LTI EPS growth, each weighted equally, relative to the Corporation’s Performance Peer Group, while the tenure-based portion vests on the third anniversary of the award date.
We annually review all elements of the Corporation’s executive compensation program and, in addition to designing a program to comply with required rules, we adopt current best practices where deemed appropriate for our business and shareholders. As a result, we have:
•a majority of pay in variable elements;
•a majority of variable pay in LTI awards;
•a majority of LTI delivered in performance-based restricted stock;
•all LTI denominated and settled in equity;
•LTI payouts capped at target if absolute performance is not positive;
•a balance of metrics used in annual incentives and LTI;
•stock ownership guidelines for NEOs, which exclude unvested performance-based restricted stock awards when determining compliance;
•change-in-control agreements that require a double-trigger for the accelerated vesting of equity awards;
•a policy that prohibits hedging and pledging of the Corporation’s securities by officers;
•annual reviews of risk within our incentive programs;
•annual reviews of our compensation and Performance Peer Groups;
•regular briefings from the Compensation Committee’s independent compensation consultant regarding key trends and legislative and regulatory updates;

CMS ENERGY 2024 PROXY STATEMENT	77

•no excessive perquisites; no planes, cars, clubs, or financial planning with an annual physical examination being the principal perquisite provided to our executives in 2023;

•no dividends paid on unvested performance-based restricted stock awards; in lieu of dividends, recipients receive additional shares of restricted stock that are contingent on the same performance measures and forfeiture conditions applicable to the underlying restricted stock;
•no employment agreements - our executive agreements are limited to separation and change-in-control agreements with base salary and annual incentive separation amounts not exceeding three times the NEO’s base salary and annual incentive amount, with an average of two times; and
•no tax gross-ups - none of our separation or change-in-control agreements contain tax gross-ups.
Shareholders are encouraged to read the Compensation Discussion and Analysis, the accompanying compensation tables and the related narrative disclosure.
This proposal gives our shareholders the opportunity to express their views on the overall compensation of the NEOs and the compensation philosophy, policies and practices disclosed in this Proxy Statement. For the reasons discussed above, we are asking our shareholders to indicate their support for the NEO compensation by voting FOR the following resolution at the Annual Meeting:
RESOLVED: That the compensation paid to the named executive officers, as disclosed in this Proxy Statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables and the related narrative disclosure, is APPROVED.
This vote is an advisory vote only, and therefore it will not bind CMS or Consumers, the Board or the Compensation Committee. The vote results will not create or imply any change to fiduciary duties or create or imply any additional fiduciary duties for CMS or Consumers or the Board. However, we value the opinions that our shareholders express in their votes and will consider the outcome of the vote when making future executive compensation decisions as they deem appropriate.
Consistent with the direction of the CMS and Consumers shareholders at the 2023 Annual Meeting of Shareholders, the advisory vote on NEO compensation for CMS and Consumers is held on an annual basis and our next advisory vote on NEO compensation will occur at our 2024 Annual Meeting of Shareholders.

The CMS and Consumers Boards recommend that shareholders vote to approve the non-binding advisory proposal to approve the compensation of the named executive officers as disclosed in this Proxy Statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables and the related narrative disclosure.

CMS ENERGY 2024 PROXY STATEMENT	78

REPORT OF THE AUDIT COMMITTEE
The Audit Committee, comprised solely of independent Directors, assists the Board of Directors in its oversight of the 1) integrity of financial statements; 2) performance of the internal audit function and independent auditors; 3) independent auditor’s qualifications and independence; and 4) compliance with applicable legal and regulatory requirements. The Audit Committee has a written charter that complies with New York Stock Exchange requirements. Management has the primary responsibility for the preparation, presentation and accuracy of the consolidated financial statements and the financial reporting process, including the systems of internal controls.
The Audit Committee reviewed and discussed with management the audited consolidated financial statements set forth in CMS’ and Consumers’ 2023 Annual Report to Shareholders and Form 10-K for the year ended December 31, 2023. The Audit Committee also discussed with PricewaterhouseCoopers LLP (“PwC”), who are responsible for performing an independent audit of CMS’ and Consumers’ financial statements and expressing an opinion on the conformity of those audited consolidated financial statements with United States generally accepted accounting principles, the matters required to be discussed by applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and SEC rules.
The Audit Committee has received a report on the quality control procedures of PwC. The Audit Committee has also discussed with management, the internal auditors and PwC the quality and adequacy of CMS’ and Consumers’ internal controls, with particular focus on compliance with Section 404 of the Sarbanes-Oxley Act of 2002. The Audit Committee reviewed with the internal auditors and PwC their audit plans and audit scope.
The Audit Committee is responsible for the appointment, termination, compensation and oversight of the work of the independent auditor. PwC has served as CMS' and Consumers’ independent registered public accountants since 2007. In order to assure continuing auditor independence, the Audit Committee periodically considers whether there should be a regular rotation of the independent registered public accounting firm. In conjunction with the mandated rotation of the lead engagement partner, the Audit Committee and its Chair are directly involved in the selection of PwC’s lead engagement partner. The Audit Committee has received from PwC the written communications required by applicable requirements of the PCAOB regarding PwC’s communications with the Audit Committee concerning independence and have discussed with PwC their independence from CMS and Consumers. The Audit Committee has discussed with PwC the compatibility of non-audit services with the auditor’s independence and has satisfied themselves as to PwC’s independence.
In reliance on the review and discussions referred to above, the Audit Committee recommended to the Boards that the audited consolidated financial statements be included in CMS’ and Consumers’ Annual Report on Form 10-K for the fiscal year ended December 31, 2023, for filing with the SEC.

AUDIT COMMITTEE
Laura H. Wright (Chair)
Deborah H. Butler
Ralph Izzo
Suzanne F. Shank
Myrna M. Soto
John G. Sznewajs

CMS ENERGY 2024 PROXY STATEMENT	79

FEES PAID TO THE INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM
PwC was the principal independent registered public accounting firm for CMS and Consumers for the years 2023 and 2022. The following table sets forth the aggregate fees, including expenses, for professional services, billed and audit fees expected to be billed by PwC to CMS (consolidated total including Consumers and its subsidiaries) and Consumers (including its subsidiaries), for each of the last two fiscal years.

	CMS		Consumers
	2023	2022	2023	2022
Audit Fees	$5,432,000	$4,923,950	$4,953,517	$4,599,832
Audit-related	47,000	160,000	47,000	160,000
Tax Fees	82,000	—	82,000	—
All Other Fees	900	24,500	900	24,500
Total Fees	$5,561,900	$5,108,450	$5,083,417	$4,784,332
Audit fees include fees associated with the annual audit, the reviews of our quarterly reports on Form 10-Q, comfort letters, required statutory audits, fees related to the audit of our internal controls over financial reporting as required by the Sarbanes-Oxley Act of 2002 and other attest services. Audit-related fees include fees associated with assistance related to accounting systems and controls. In 2023, the tax fees include fees related to assistance with an IRS filing; there were no tax services provided during 2022. All other fees consist of costs for benchmarking services, research tools and other minor expenses.
The Audit Committee has adopted a policy that requires pre-approval for all audit, audit-related, tax and other services performed by the independent registered public accounting firm. The policy provides for pre-approval by the Audit Committee of specifically defined audit and non-audit services. Unless the specific service has been previously pre-approved with respect to that year, the Audit Committee must approve the permitted service before the independent registered public accounting firm is engaged to perform it. The Audit Committee has delegated to the Chair of the Audit Committee authority to approve permitted services, provided that the Chair reports any decisions to the Audit Committee at its next scheduled meeting. All of the services performed by the principal independent registered public accounting firm were approved in accordance with the policy in 2023.

CMS ENERGY 2024 PROXY STATEMENT	80

PROPOSAL 3:
RATIFY THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee’s selection of the independent auditor will be submitted to our shareholders for their ratification at the Annual Meeting of Shareholders. If a majority of shares voted do not ratify the Audit Committee’s selection, the Audit Committee will consider our shareholder views when considering selection of a different independent auditor or the continued retention of the existing auditor for that year.
The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the independent registered public accounting firm (taking into account the vote on shareholder ratification). The Audit Committee has selected PwC, independent registered public accounting firm, to audit the consolidated financial statements for the year 2024. PwC has served as our independent registered public accountants since 2007. The Audit Committee is responsible for the audit fee negotiations associated with the retention of PwC. In order to assure continuing auditor independence, the Audit Committee periodically considers whether there should be a regular rotation of the independent registered public accounting firm. In conjunction with the mandated rotation of the lead engagement partner, the Audit Committee and its Chair are directly involved in the selection of PwC’s lead engagement partner. The members of the Audit Committee and the Board believe that the continued retention of PwC as independent registered public accounting firm is in the best interests of the Corporation and its shareholders. A representative of PwC will be present at the Annual Meeting and will have an opportunity to make a statement and respond to appropriate questions.

The CMS and Consumers Boards and their Audit Committees recommend a vote to ratify the appointment of the independent registered public accounting firm for 2024.

CMS ENERGY 2024 PROXY STATEMENT	81

PROPOSAL 4:
APPROVE AN AMENDMENT TO THE CMS RESTATED ARTICLES OF INCORPORATION TO ELIMINATE SUPERMAJORITY VOTE REQUIREMENTS

Currently, the CMS Restated Articles of Incorporation (“Articles”) require that the holders of not less than 75% of the outstanding shares entitled to vote thereon (the “Supermajority Vote Requirements”) approve amendments or alterations to the following fundamental corporate governance provisions in the Articles relating to:
•authority to call special meetings of shareholders (Article V);
•board size and vacancies (Article VI);
•removal of Directors (Article VII);
•limitation of liability of Directors (Article VIII);
•indemnification of Directors (Article IX); and
•amendments to the foregoing provisions (Article XI).

Supermajority voting provisions are designed to ensure that the interests of all shareholders are fully protected, particularly minority shareholders. However, the CMS Board has been mindful of the ongoing corporate governance developments and debates regarding the Supermajority Vote Requirements and has examined this issue. The CMS Board, taking into account the recommendation of the Governance Committee, considered the advantages and disadvantages of maintaining the Supermajority Vote Requirements. The CMS Board also considered that, even without the Supermajority Vote Requirements, CMS has appropriate safeguards in its governance structure to protect the interests of all shareholders. After balancing these considerations, the CMS Board has determined that it is in the best interests of CMS and its shareholders to amend the CMS Articles to eliminate the Supermajority Voting Requirements and instead use a majority voting standard. Accordingly, this proposal eliminates the 75% voting requirement and aligns with the default voting standard provided by Michigan law, which requires the approval of a majority of the outstanding shares entitled to vote thereon to amend the Articles. This form of simple majority vote is the closest to a majority of votes cast for and against as permitted by state law for the approval of amendments to the Articles.

Consequently, the CMS Board unanimously recommends that Article XI of the Articles be amended to replace “the holders of not less than 75%” with “a majority” in order to eliminate the Supermajority Voting Requirements (“Proposed Amendment”). The text of the Proposed Amendment of Article XI, marked to show the changes from the current Article XI is as follows:

ARTICLE XI

The Corporation reserves the right to amend, alter, change or repeal any provision in these Articles of Incorporation as permitted by law, and all rights conferred on shareholders herein are granted subject to this reservation. Notwithstanding the foregoing, the provisions of Articles V, VI, VII, VIII, IX and this Article XI may not be amended, altered, changed or repealed unless such amendment, alteration, change or repeal is approved by the affirmative vote of a majority ~~the holders of not less than 75%~~ of the outstanding shares entitled to vote thereon.

The Proposed Amendment to eliminate the Supermajority Provisions will be approved if 75% of the outstanding shares entitled to vote as of the Record Date are voted in favor of the Proposed Amendment. Thereafter, it will become effective upon filing a Certificate of Amendment with the Secretary of State of the State of Michigan, which we would make promptly after the Annual Meeting. Upon approval of this Proposal 4 and the

CMS ENERGY 2024 PROXY STATEMENT	82

subsequent filing of the Certificate of Amendment, there will be no remaining supermajority voting provisions in the governing documents of CMS.

The CMS Board unanimously recommends that CMS shareholders vote to approve the Proposed Amendment to eliminate the Supermajority Provisions in the CMS Articles of Incorporation.

CMS ENERGY 2024 PROXY STATEMENT	83

2025 PROXY STATEMENT INFORMATION
Under SEC rules, if a shareholder wishes to submit a proposal for possible inclusion in our 2025 Proxy Statement pursuant to Rule 14a-8 of the Exchange Act, we must receive it on or before November 21, 2024.
CMS' and Consumers’ Bylaws provide that in order for a shareholder to propose business or nominate persons for election to the Board at an annual meeting that will not be included in the proxy statement for that annual meeting, written notice containing the information required by our Bylaws must be delivered to the Corporate Secretary no later than 60 days nor earlier than 90 days before the anniversary of the prior year’s annual meeting, that is, after February 2, 2025 but no later than March 4, 2025 for the 2025 Annual Meeting. Any matter must comply with our Bylaws.
In addition, to comply with the universal proxy rules, shareholders who intend to solicit proxies in support of Director nominees other than CMS' and Consumers’ nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than March 4, 2025.
CMS' Bylaws also permit a shareholder, or a group of up to 20 shareholders, who have owned continuously for at least three years a significant amount of the outstanding shares of CMS common stock (at least three percent) to submit Director nominees (not greater than two or 20% of the Board) for inclusion in its proxy statement if the shareholder(s) and the nominee(s) satisfy the requirements in CMS’ Bylaws. Notice of proxy access Director nominees must be received by CMS’ Corporate Secretary no less than 120 days nor more than 150 days prior to the anniversary of the date the Corporation mailed its proxy statement for the prior year’s annual meeting, that is after October 22, 2024 but no later than November 21, 2024 for the 2025 Annual Meeting.
Shareholder proposals and nominations should be addressed to: Corporate Secretary, One Energy Plaza, Jackson, Michigan 49201.

CMS ENERGY 2024 PROXY STATEMENT	84

GENERAL INFORMATION
What are the Proxy Materials?
The Proxy Materials include:
•this Proxy Statement and
•the Annual Report to Shareholders, which includes the Form 10-K with our consolidated financial statements and accompanying notes for the year ended December 31, 2023.
If you received the Proxy Materials by mail, they also include a proxy card or voter instruction form for use in connection with the Annual Meeting. We are releasing these Proxy Materials to shareholders on or about March 21, 2024.
What matters are up for a vote at the Annual Meeting, how are they counted and what are their requirements?
The table below shows the voting options, voting standards and effect of abstentions, withhold votes and broker non-votes for each proposal to be presented at the Annual Meeting.

	Proposal	Voting Options	CMS Voting Standard	Consumers Voting Standard	Abstentions/Withhold (1)	Broker Non-Votes (1)
1.	Elect the Director Nominees Named in this Proxy Statement to the Board of Directors	CMS: For, Against, Abstain Consumers: For, Withhold	Majority of votes cast for each Director	Plurality of shares voted (2)	No Effect	No Effect
2.	Approve, on an Advisory Basis, Executive Compensation	For, Against, Abstain	Majority of votes cast	Majority of votes cast	No Effect	No Effect
3.	Ratify Independent Registered Public Accounting Firm	For, Against, Abstain	Majority votes cast	Majority of votes cast	No Effect	Not Applicable
(3)
4.	Approve an Amendment to the CMS Restated Articles of Incorporation to Eliminate Supermajority Vote Requirements	CMS: For, Against, Abstain Consumers: Not Applicable	75% of shares outstanding	Not Applicable	Against	Against
(1)Abstentions, withhold votes and broker discretionary votes are counted toward establishing a quorum.
(2)Holders of Consumers’ preferred and common stock are entitled to one vote for each share and shareholders have cumulative voting rights for the election of Directors. Please see “Who is entitled to vote?” below.
(3)This is considered to be a routine matter and, therefore, if you hold your shares in street name and do not provide voting instructions to the broker, bank or other nominee that holds your shares, the nominee has discretionary authority to vote on this Proposal. This is not the case for any of the other Proposals since they are considered to be “non-routine” matters and a "broker non-vote" will occur as to such matters if your shares are otherwise voted on another proposal presented at the Annual Meeting.
We are not aware of any other matters to be presented at the Annual Meeting. However, if any other matters (including matters incident to the conduct of the meeting) are properly presented at the meeting, it is intended that the holders of the proxies will vote in their discretion.
Why did I receive a Notice of Availability of Proxy Materials?
To reduce the environmental impact of our Annual Meeting, we are providing the Proxy Materials over the Internet. As a result, we are sending many of our shareholders a Notice of Availability instead of a paper copy of the Proxy Materials. All shareholders receiving the Notice of Availability may access the Proxy Materials over the Internet and request a paper copy by mail. Instructions on how to access the Proxy Materials, vote online and request a paper copy can be found in the Notice of Availability. The Notice of Availability also contains instructions on how to request delivery of Proxy Materials in paper form or electronically on an ongoing basis.

CMS ENERGY 2024 PROXY STATEMENT	85

How can I access the Proxy Materials electronically or sign up for electronic delivery?
All shareholders can view, search and print the Proxy Materials at cmsenergy.com/investor-relations/corporate-overview/default.aspx.
If you are a shareholder of record and you received printed Proxy Materials, you may elect to receive future Proxy Materials electronically. To do so you must enroll online at materials.proxyvote.com/125896 for CMS and materials.proxyvote.com/210518 for Consumers. If you consent to receive Proxy Materials electronically, you will receive an e-mail notification when they become available. Your enrollment will be effective until revoked.
This electronic option allows you to:
•reduce the environmental impact of our Annual Meeting;
•gain faster access to Proxy Materials;
•reduce the amount of mail you receive; and
•help reduce the costs of our Annual Meeting.
If your shares are held in street name you should contact your brokerage firm, bank or other nominee and inquire about their electronic delivery options.
Who is entitled to vote?
Shareholders as of the close of business on the record date, March 5, 2024, are entitled to vote at the Annual Meetings. As of the record date, CMS’ outstanding securities entitled to vote consisted of 298,617,929 shares of CMS common stock. Each share is entitled to one vote on each matter presented at the CMS Annual Meeting.
As of the record date, Consumers’ outstanding securities entitled to vote consisted of 84,108,789 shares of common stock held by CMS and 373,148 shares of preferred stock held by the public. Holders of Consumers’ preferred and common stock are entitled to one vote for each share and shareholders have cumulative voting rights for the election of Directors. That is, holders of preferred and common shares are entitled to cast as many votes as equal the number of shares held multiplied by the number of Directors to be elected, and they may cast all of such votes for a single nominee or distribute them among any two or more nominees as they choose.
A list of CMS and Consumers shareholders entitled to vote at the Annual Meeting will be available during the Annual Meeting for examination by any shareholder at virtualshareholdermeeting.com/CMS2024 and virtualshareholdermeeting.com/CMSPB2024. Your confidential vote is received and tabulated by an independent inspector of election. Your vote will not be disclosed except as required by law or in other limited circumstances.
What is the difference between a shareholder of record and a “street name” holder?
If your shares are registered directly in your name, you are considered our shareholder of record for those shares.
If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of the shares and your shares are said to be held in “street name.”
How do I vote?
You can ensure that your shares are voted at the Annual Meeting by submitting your vote by Internet (the instructions are found on your proxy card, voting instruction form or Notice of Availability). If you received your Proxy Materials by mail, you can vote by telephone or complete and return your proxy card or voting instruction form by mail. Even if you vote by one of these methods, you can still attend and electronically vote at the Annual Meeting.
If your shares are held in street name, you must vote your shares in the manner prescribed by your brokerage firm, bank or other nominee. Your brokerage firm, bank or other nominee should provide a voting instruction form for you to use in directing it how to vote your shares.

CMS ENERGY 2024 PROXY STATEMENT	86

What if I do not indicate my voting preference on my proxy?
If your shares are voted by proxy, the shares will be voted as you instruct. If you sign and properly submit your proxy, but do not give any specific voting instructions, your shares will be voted as the Board recommends. Your shares will also be voted as recommended by the Board, in its discretion, on any other business that is properly presented for a vote at the Annual Meeting.
Can I change my vote after I have voted or can I revoke my proxy?
Yes. If you are a shareholder of record, you can change your vote or revoke your proxy at any time prior to the Annual Meeting by:
•providing another signed proxy that is dated later than the vote you want to change;
•voting by telephone or Internet and recording a different vote; or
•attending and electronically voting at the Annual Meeting.
How many shares must be present to hold the Annual Meeting?
To constitute a quorum and transact business, shareholders of a majority of the outstanding shares entitled to vote must be present in person or by proxy at each of the Annual Meetings.
What does it mean if I get more than one set of Proxy Materials?
You may receive multiple copies of Proxy Materials if your shares are registered differently (i.e., trust, joint, name spelling variation, etc.) and/or if they are in more than one account (i.e., brokerage firm, bank, transfer agent, etc.). If you wish to consolidate accounts, please contact Equiniti Trust Company at 1-855-598-2714. Please vote all of the proxies that you receive and consider consolidating accounts.
If your household receives multiple copies of the Proxy Materials or Notice of Availability, you may authorize us to discontinue duplicate mailings in the future by electing the option when you vote, see “What is “householding” and how does it affect me?” below for additional householding information.
If your shares are held in street name and you are receiving multiple sets of the Proxy Materials and wish to consolidate accounts, please contact your brokerage firm, bank or other nominee.
What is “householding” and how does it affect me?
We have adopted a procedure called “householding” which has been approved by the SEC. Householding is intended to reduce the volume of duplicate information received by a household and the cost of preparing and mailing duplicate information. Under this procedure, we are permitted to mail only one Notice of Availability or one set of Proxy Materials to multiple shareholders who share an address and who have consented to or have received prior notice of our intent to do so, so long as we have not received contrary instructions from one or more such shareholders. Consent for householding will remain in effect until revoked.
To resume the mailing of individual copies of future Proxy Materials or Notice of Availability and revoke your consent to householding, submit a written request to Broadridge Householding Dept., 51 Mercedes Way, Edgewood, New York 11717, or make a request by telephone to 1-866-540-7095. If you participate in householding and wish to receive separate Proxy Materials or Notices of Availability, we will promptly mail a copy if you notify us by making a written request to our Shareowner Services Department at One Energy Plaza, Jackson, Michigan 49201, or making a request by telephone to 1-517-788-1576.
If your shares are held in street name, you can request information about householding by contacting your brokerage firm, bank or other nominee.
Who conducts the proxy solicitation and how much will it cost?
We are requesting your proxy for the Annual Meeting and will pay the costs of requesting shareholder proxies. Proxies may be solicited by Directors, officers and other employees, personally or by telephone, Internet or mail, none of whom will receive compensation for their solicitation efforts. We have arranged for D.F. King to solicit

CMS ENERGY 2024 PROXY STATEMENT	87

proxies for a fee of $15,000, plus expenses and disbursements. We will pay all proxy solicitation costs. We may also reimburse brokerage firms, dealers, banks, voting trustees or other record holders for their reasonable expenses for forwarding Proxy Materials to beneficial owners of CMS and Consumers stock.
How can I attend the Virtual Annual Meeting?
Our Annual Meeting will be a virtual meeting. There will be no physical meeting location; the meeting will be conducted via webcast. The virtual meeting increases attendance by providing Annual Meeting access to all of our shareholders, regardless of where they live. Additionally, in-line with CE Way and our use of Lean strategies, the virtual meeting format eliminates waste and reduces costs associated with hosting an in-person meeting. The virtual meeting also provides opportunities to reduce carbon emissions related to travel for in-person meetings.
Any shareholder as of March 5, 2024 may participate in the Annual Meeting by logging in at virtualshareholdermeeting.com/CMS2024 for CMS shareholders and virtualshareholdermeeting.com/CMSPB2024 for Consumers shareholders. You must enter the control number found on your proxy card, voting instruction form or the Notice of Availability you previously received. If you misplaced your control number, or are not a shareholder, you may access the Annual Meeting by logging in as a guest, but you will not be able to vote, ask questions or inspect the list of shareholders.
We encourage you to log in to the Annual Meeting website and access the webcast early, beginning approximately 15 minutes before the Annual Meeting start time. If you experience technical difficulties, please contact the technical support telephone number on the Annual Meeting log-in page.
Shareholders may vote and submit proxies in advance of the Annual Meeting by one of the methods described in the Proxy Materials for the Annual Meeting or electronically vote during the Annual Meeting by following the instructions available on the applicable meeting website during the Annual Meeting. During the meeting, shareholder attendees will be able to inspect the list of shareholders.
How can I ask a question before or during the Annual Meeting?
Shareholders can ask questions prior to the meeting by visiting proxyvote.com. This allows all shareholders the opportunity to ask questions, regardless of whether they can attend the meeting and allows us to provide thoughtful responses to each question asked. Additionally, during the Annual Meeting, shareholder attendees will be able to submit questions. Responses to all appropriate questions will be posted on our website as soon as practicable after questions are received, addressed by Rochow during the Annual Meeting, and/or posted on our website no later than a week after the Annual Meeting.

Cautionary Note Regarding Forward-Looking Information
This Proxy Statement contains “forward-looking statements” as defined by the Private Securities Litigation Reform Act of 1995, including statements regarding our sustainability goals and DE&I commitments. The use of “anticipates,” “assumes,” “believes,” “could,” “estimates,” “expects,” “forecasts,” “goals,” “guidance,” “intends,” “may,” “might,” “objectives,” “plans,” “possible,” “potential,” “predicts,” “projects,” “seeks,” “should,” “targets,” “will” and other similar words is intended to identify forward-looking statements that involve risk and uncertainty. These forward-looking statements are subject to various factors that could cause CMS’ and Consumers’ actual results to differ materially from the results anticipated in these statements. These factors include, but are not limited to, those discussed in the “FORWARD-LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” sections of CMS and Consumers’ Annual Report on Form 10-K for the year ended December 31, 2023 as updated in subsequent reports we file with the SEC. CMS and Consumers have no obligation to update or revise forward-looking statements regardless of whether new information, future events, or any other factors affect the information contained in the statements.

CMS ENERGY 2024 PROXY STATEMENT	88

APPENDIX A:
SUPPLEMENTAL INFORMATION FOR THE COMPENSATION DISCUSSION AND ANALYSIS —
GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (“GAAP”) RECONCILIATIONS
CMS - Reconciliation of GAAP Operating Activities to Annual Incentive OCF

2021 (millions)
Total GAAP Operating Activities	$1,819
Exclude:
Loans sold from discontinued operations	108
Change in pension contribution	—
Change in Accounting Principle from those included in the budget	—
Legal settlement costs or gains for legacy business items	—
Federal Tax Reform Discretion	—
Change in power supply cost recovery from budget (disallowances excluded)	(12)
Gas-price changes (favorable or unfavorable) related to gas cost recovery in January and February	80

Total Exclusions	176

Annual Incentive OCF	$1,995

CMS ENERGY 2024 PROXY STATEMENT	I

CMS - Reconciliation of GAAP Earnings Per Share (“EPS”) to Annual Incentive Plan EPS

	2021		2022	2023
EPS Reported — GAAP basis			—	—
EPS from Continuing Operations Reported - GAAP basis	2.58	^	$2.84	$3.01
Exclude (income)/loss items:
Large restructuring and severance expenses greater than $5 million	—		0.04	0.13
Tax Impact	—		(0.01)	(0.03)
Legal/settlement costs or gains related to previously sold assets	—		—	—
Tax Impact	—		—	—
Federal Tax Reform	—		—	—
Tax Impact	—		—	—
Business Optimization	—		0.03	—
Tax Impact	—		(0.01)	—

Total Exclusions	—		0.05	0.10

Annual Incentive EPS	$2.58		$2.89	$3.11
^    2021 EPS targets and results exclude the sale of EnerBank, USA which closed on October 1, 2021.

CMS ENERGY 2024 PROXY STATEMENT	II

CMS - Reconciliation of GAAP EPS to LTI EPS

	2020	2021	2022		2023
EPS Reported — GAAP basis	$2.64	—	—		—
EPS from Continuing Operations Reported - GAAP basis	—	$2.58	$2.84	^	3.01
Exclude (income)/loss items:
Large restructuring and severance expenses greater than $5 million	0.08	—	0.04		0.13
Tax Impact	(0.02)	—	(0.01)		(0.03)
Legal/settlement costs or gains related to previously sold assets	(*)	—	—		—
Tax Impact	*	*	—		—
Federal Tax Reform	(0.03)	—	—		—
Tax Impact	—	—	—		—
Regulatory Disallowance	—	0.10			—
Tax Impact	—	(0.03)			—
Business Optimization	—	—	0.03		—
Tax Impact	—	—	(0.01)		—

Total Exclusions	0.03	0.07	0.05		0.10

LTI EPS	$2.67	$2.65	$2.89		$3.11
^    2021 EPS targets and results exclude the sale of EnerBank, USA which closed on October 1, 2021.
*    Less than 1∕2 cent
Management views adjusted EPS as a key measure of our present operating financial performance and uses adjusted EPS for external communications with analysts and investors. Internally, we use adjusted EPS to measure and assess performance.

CMS ENERGY 2024 PROXY STATEMENT	III

CMS ENERGY

CMS ENERGY CORPORATION
ONE ENERGY PLAZA
JACKSON, MI 49201
ATTN: SHAREOWNER SERVICES, EP1-416

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/CMS2024**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V33646-P00234 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

CMS ENERGY CORPORATION

The Board of Directors recommends a vote FOR the following proposal:

1. ELECTION OF DIRECTORS

Nominees:

	For	Against	Abstain
1a. Jon E. Barfield	☐	☐	☐
1b. Deborah H. Butler	☐	☐	☐
1c. Kurt L. Darrow	☐	☐	☐
1d. Ralph Izzo	☐	☐	☐
1e. Garrick J. Rochow	☐	☐	☐
1f. John G. Russell	☐	☐	☐
1g. Suzanne F. Shank	☐	☐	☐
1h. Myrna M. Soto	☐	☐	☐
1i. John G. Sznewajs	☐	☐	☐
1j. Ronald J. Tanski	☐	☐	☐
1k. Laura H. Wright	☐	☐	☐

The Board of Directors recommends a vote FOR the following proposals:

	For	Against	Abstain
2. Approve, on an advisory basis, the Company's executive compensation.	☐	☐	☐
3. Ratify the appointment of independent registered public accounting firm (PricewaterhouseCoopers LLP).	☐	☐	☐
4. Approve an Amendment to the CMS Restated Articles of Incorporation to Eliminate Supermajority Vote Requirements.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any postponement or adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Thank you for being a shareholder.

Meeting Information

Meeting Type: Annual Meeting
For holders as of: March 5, 2024
Date: May 3, 2024 **Time:** 11:45 a.m. ET
Location: Meeting via internet-please visit www.virtualshareholdermeeting.com/CMS2024.

The company will be hosting the meeting via the internet this year. To attend the meeting via the internet please visit www.virtualshareholdermeeting.com/CMS2024 and be sure to have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the reverse side of this proxy card).

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

V33647-P00234

CMS ENERGY CORPORATION
Annual Meeting of Shareholders
May 3, 2024 11:45 a.m. ET
This proxy is solicited by the Board of Directors

The undersigned appoints JOHN G. RUSSELL, GARRICK J. ROCHOW and MELISSA M. GLEESPEN, and each of them, proxies with full power of substitution, to vote on behalf of the undersigned at the Annual Meeting of Shareholders of CMS Energy Corporation to be held virtually at www.virtualshareholdermeeting.com/CMS2024, at 11:45 a.m. Eastern Time on May 3, 2024 and at any postponement(s) or adjournment(s) thereof. Said proxies, and each of them present and acting at the meeting, may vote upon the matters set forth on the reverse side hereof and with discretionary authority on all other matters that come before the meeting, all as more fully set forth in the Proxy Statement received by the undersigned. The shares represented hereby will be voted on the proposals as specified.

IF THIS PROXY IS RETURNED SIGNED BUT NOT FULLY - COMPLETED, IT WILL BE VOTED AS RECOMMENDED BY THE BOARD OF DIRECTORS ON ALL UNCOMPLETED PROPOSALS.

IF YOU CANNOT VOTE BY TELEPHONE OR INTERNET, PLEASE VOTE, SIGN AND DATE THIS PROXY ON THE REVERSE SIDE AND RETURN IT IN THE ENCLOSED ENVELOPE. THANK YOU FOR YOUR PROMPT RESPONSE.

Continued and to be signed on reverse side

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
(Amendment No.  )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

CMS ENERGY CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your **Vote** Counts!

CMS ENERGY CORPORATION

2024 Annual Meeting
Vote by May 2, 2024
11:59 PM ET

CMS ENERGY

CMS ENERGY CORPORATION
ONE ENERGY PLAZA
JACKSON, MI 49201
ATTN: SHAREOWNER SERVICES, EP1-416

V33678-P00234

You invested in CMS ENERGY CORPORATION and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy materials for the shareholders meeting to be held on May 3, 2024.**

Get informed before you vote

View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 19, 2024. If you would like to request a copy of the material(s) for this and/or future shareholders meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

May 3, 2024
11:45 AM ET

Virtually at:
www.virtualshareholdermeeting.com/CMS2024

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	ELECTION OF DIRECTORS	
	Nominees:	
1a.	Jon E. Barfield	For
1b.	Deborah H. Butler	For
1c.	Kurt L. Darrow	For
1d.	Ralph Izzo	For
1e.	Garrick J. Rochow	For
1f.	John G. Russell	For
1g.	Suzanne F. Shank	For
1h.	Myrna M. Soto	For
1i.	John G. Sznewajs	For
1j.	Ronald J. Tanski	For
1k.	Laura H. Wright	For
2.	Approve, on an advisory basis, the Company's executive compensation.	For
3.	Ratify the appointment of independent registered public accounting firm (PricewaterhouseCoopers LLP).	For
4.	Approve an Amendment to the CMS Restated Articles of Incorporation to Eliminate Supermajority Vote Requirements.	For

NOTE: Such other business as may properly come before the meeting or any postponement or adjournment thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Delivery Settings".

V33679-P00234